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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                  [_Confidential,]For Use of the Commission
[_] Preliminary Proxy Statement        Only (as permitted by Rule 14a-6(e)(2))


[X] Definitive Proxy Statement

[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                               ----------------

                           DANKA BUSINESS SYSTEMS PLC
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
  11.

  (1) Title of each class of securities to which transaction applies:

  ----------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

  ----------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  ----------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

  ----------------------------------------------------------------------------

  (5) Total fee paid:

  ----------------------------------------------------------------------------

   [_] Fee paid previously with preliminary materials.

  ----------------------------------------------------------------------------

  [_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:

   --------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No:

   --------------------------------------------------------------------------

   (3) Filing Party:

   --------------------------------------------------------------------------

   (4) Date Filed:

   --------------------------------------------------------------------------

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


                      [LOGO OF DANKA BUSINESS SYSTEMS PLC]

                           DANKA BUSINESS SYSTEMS PLC
                      Masters House, 107 Hammersmith Road
                             London W14 0QH England
                      (Registered in England No. 1101386)

                                                         September 12, 2001


   To holders of ordinary shares, convertible participating shares and American depositary shares of Danka Business Systems PLC and, for informational purposes only, holders of options to acquire ordinary shares and holders of options to acquire American depositary shares.

Dear Fellow Shareholder:

   You are cordially invited to attend our 2001 annual general meeting. The meeting will be held on Tuesday, October 9, 2001 at 11 a.m. (London time) at the Grosvenor House Hotel, Park Lane, London W1K 7TN. The notice of annual general meeting and the proxy statement on the following pages describe the formal business of the meeting, which includes resolutions proposing: (1) and
(2) re-election of directors; (3) re-appointment of our auditors; (4) authorizations for our directors to allot ordinary shares; (5) authorizations to disapply pre-emption rights; (6) and (7) amendments to our articles of association; (8) amendments to our 1999 share option plan and (9) approval of a new long term incentive plan, the Danka 2001 Long Term Incentive Plan. We will also report on Danka's progress and comment on matters of current interest.

   Your directors believe that the resolutions to be proposed at the meeting are in the best interests of Danka and its shareholders and unanimously recommend that shareholders vote in favor of all of the resolutions. You will notice that these proxy materials are very comprehensive because we must comply with securities law requirements in both the United Kingdom and the United States.

   It is important that holders of our ordinary shares and our convertible participating shares be represented at the meeting. We ask that ordinary shareholders promptly sign, date and return the enclosed white proxy card to arrive to our registrars, Computershare Services PLC, not later than 11 a.m. (London time) on October 7, 2001 even if you plan to attend the meeting. Convertible participating shareholders should promptly sign, date and return the enclosed pink proxy card to arrive to our registered office at the address set out above, not later than 11 a.m. (London time) on October 7, 2001 even if you plan to attend the meeting. Returning your proxy card will not prevent you from voting your shares in person at the meeting if you are present and choose to do so. Ordinary shares represented by American depositary shares will be voted by The Bank of New York as depositary for our American depositary shares pursuant to instructions received from holders of American depositary shares. If you hold American depositary shares, we ask that you promptly sign, date and return the voting instructional form in the enclosed envelope provided by the depositary, and otherwise follow the special voting instructions provided by the depositary. The voting instructional form must be returned to the depositary not later than 5:00 p.m. (Eastern time) on October 2, 2001. If you hold American depositary shares, you cannot vote them at the meeting, nor may you grant a proxy to vote your shares other than by completing and returning the voting instructional form provided in your proxy materials.


   Our board and management look forward to meeting with you at the annual general meeting.

                                          Sincerely,

                                          /s/ Michael B. Gifford

                                          Michael B. Gifford
                                          Chairman

   This proxy statement and related materials are being distributed on or about September 12, 2001.

                           DANKA BUSINESS SYSTEMS PLC
                      (Registered in England No. 1101386)

                               ----------------

                        NOTICE OF ANNUAL GENERAL MEETING
                            TUESDAY, OCTOBER 9, 2001

                               ----------------

   Notice is hereby given that the 2001 Annual General Meeting (the "Meeting") of Danka Business Systems PLC (the "Company") will be held at the Grosvenor House Hotel, Park Lane, London W1K 7TN, on Tuesday, October 9, 2001 at 11 a.m. (London time) for the following purposes:

Agenda

   To consider and, if thought fit, approve the following ordinary resolutions:

   1. THAT P. Lang Lowrey III, who was appointed as Director by the Board of Directors since the 2000 Annual General Meeting and whose appointment expires at the 2001 Annual General Meeting, be and is hereby re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.


   2. THAT Michael B. Gifford, whose term as a Director expires at the 2001 Annual General Meeting, be and is hereby re-elected to serve as a Director of the Company in accordance with the Company's Articles of Association.

   3. THAT KPMG Audit Plc, Chartered Accountants and Registered Auditor, be and are hereby re-appointed to serve as the Company's Auditors until the conclusion of the 2002 Annual General Meeting, and that the Board of Directors of the Company, or a duly appointed Committee thereof, be and hereby is authorized to fix the Auditors' remuneration.


Special Business: To consider and, if thought fit, approve the following ordinary resolution:

   4. THAT the Board of Directors be and is hereby generally and unconditionally authorized, in addition to the subsisting authority granted on December 17, 1999 but in place of all other subsisting authorities, pursuant to section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of (Pounds)843,194 (representing approximately twenty-seven percent (27%) of the issued ordinary share capital of the Company), for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the earlier of the date of the 2002 Annual General Meeting of the Company or January 8, 2003, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after expiry of this authority, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

Special Business: To consider and, if thought fit, approve the following special resolution:

   5. THAT, subject to the passing of the resolution numbered 4, the Board of Directors be and is hereby generally empowered, in addition to the subsisting power granted on December 17, 1999, pursuant to section 95 of the Companies Act 1985 (as amended by the Companies Act 1989) (the "Companies Act") to allot equity securities (within the meaning of section 94(2) of the Companies Act), for cash pursuant to the general authority conferred by the resolution numbered 4 above as if section 89(1) of the Companies Act did not apply to such allotment, provided that this power shall:

     (i) expire on the earlier of the date of the 2002 Annual General Meeting of the Company or January 8, 2003, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

     (ii) be limited to the allotment of equity securities:

       (a) in connection with a rights issue or other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;

       (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of (Pounds)310,106; or

       (c) otherwise than pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding (Pounds)620,212.

Special Business: To consider, and if thought fit, approve the following special resolutions:

   6. THAT the articles of association of the Company be and are hereby amended, effective from the conclusion of this Meeting, as follows:

     (a) In Article 2, after the definition of "dividend", two new definitions are inserted as follows: " "electronic communication" has the same meaning as in the Electronic Communications Act 2000"; "Electronic Signature" means anything in electronic form which the Directors require to be incorporated into, or otherwise be associated with, an electronic communication for the purpose of establishing the authenticity or integrity of the communication;";

     (b) In Article 2, after the definition of "the Statutes", a new definition is inserted as follows: " "signed" and "signature" include execution under hand or under seal or by any other method and, in the case of an electronic communication, an Electronic Signature;";

     (c) In Article 2, the definition of "in writing" and "written" are deleted and are replaced by the following: " "in writing" and "written" include any method of representing words in a legible and non-transitory form, including by way of electronic communications where specifically provided in a particular Article or where permitted by the Directors in their absolute discretion;";

     (d) In Article 2, before the definition of "the United Kingdom", two new definitions are inserted as follows: " "Uncertificated Securities Regulations" means the Uncertificated Securities Regulations 1995, which term shall include, where the context requires or admits, any amendment or re-enactment thereof and the rules, facilities and requirements of the relevant system; "UK Listing Authority" means the Financial Services Authority in its capacity as the competent authority under Part IV of the Financial Services Act 1986 and Part VI of the Financial Services and Markets Act 2000;";

     (e) In Article 2, in the definition of "recognised clearing house" and "recognised investment exchange", after the words "Financial Services Act 1986", the words "or the Financial Services and Markets Act 2000" are inserted;

     (f) In Article 2, after the definition of "recognised clearing house" and "recognised investment exchange", a new sentence is inserted as follows: "The expressions "in uncertificated form" and "in certificated form" are to be interpreted in the same manner as in the Uncertificated Securities Regulations and the expressions "Operator", "Operator-instruction", "participating security" and "relevant system" shall bear the meanings respectively attributed to them in the Uncertificated Securities Regulations.";


     (g) A new Article 60A is inserted, between Article 60 and Article 61, as follows: "Where the notice of meeting is published on a web-site in accordance with Article 146B, it shall continue to be published in the same place in that web-site from the date of the notification given under
  Article 146B until the conclusion of the meeting to which the notice relates.";

     (h) New Articles 67A, 67B and 67C are inserted, between Article 67 and
  Article 68, as follows:

       "67A. If it appears to the Chairman that the meeting place specified in the notice convening the meeting is inadequate to accommodate all Members entitled and wishing to attend, the meeting is duly constituted and its proceedings valid if the Chairman is satisfied that adequate facilities are available to ensure that a Member who is unable to be accommodated is able to (i) participate in the business for which the meeting has been convened; (ii) hear and see all persons present who speak (whether by the use of microphones, loud-speakers, audio-visual communications equipment or otherwise), whether in the meeting place or elsewhere; and (iii) be heard and seen by all other persons present in the same way.

       67B. The Directors and, at any meeting, the Chairman may make such arrangements and impose any requirement or restriction as they or he considers appropriate to promote the safety and orderly conduct of the business of a meeting as laid down in the notice of the meeting (including, without limitation, requiring evidence of identity to be produced by persons attending the meeting, arranging for persons attending to be searched and restricting items to be taken into the meeting place). The Chairman may refuse entry to a meeting to (or arrange the removal from a meeting of) a person who refuses to comply with such arrangements. The Chairman's decision on matters of procedure or arising incidentally from the business of the meeting shall be final, as shall his determination as to whether any matter is of such a nature.

       67C. If, after the giving of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Directors decide that it is impracticable or unreasonable for a reason beyond their control to hold the meeting at the declared placed and/or time, they may change the place and/or postpone the time at which the meeting is to be held. If such a decision is made, the Directors may then change the place and/or postpone the time again if they decide that it is reasonable to do so. In either case:

         (a) no new notice of the meeting need be given, but the Directors shall, if practicable, advertise the date, time and place of the meeting in at least two newspapers having a national circulation and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

         (b) notwithstanding Article 80, an instrument of proxy in relation to the meeting may be deposited at any time not less than 48 hours before any new time appointed for holding the meeting.";

     (i) Article 79 is deleted and is replaced by the following articles:

       "79A. Subject to the provisions of Article 79B, the instrument appointing a proxy shall be in writing in any usual or common form, or any other form which the Directors may approve, under the hand of the appointor or of his attorney duly authorized in writing, or if the appointor is a corporation, either under seal, or under the hand of an officer or attorney duly authorized. The Directors may, but shall not be bound to, require evidence of the authority of any such attorney or officer. The signature on such instrument need not be witnessed.

       79B. Subject to the Statutes, the Directors may accept the appointment of a proxy received in an electronic communication on such terms and subject to such conditions as they consider fit. The appointment of a proxy received in an electronic communication is not subject to the requirements of Article 79A. The Directors may require the production of any evidence it considers necessary to determine the validity of such an appointment.

       79C. A proxy need not be a Member of the Company. A Member may appoint more than one proxy to attend on the same occasion. Deposit of an instrument of proxy shall not preclude a Member from attending and voting in person at the meeting or any adjournment thereof.";

     (j) Article 80 is deleted and is replaced by the following:

       "80. The form of appointment of a proxy, and the powers of attorney or other authority, if any, under which it is signed, or a notarially certified copy or a copy certified in accordance with the Powers of Attorney Act 1971 of that power or authority shall be: (i) in the case of an instrument in writing, deposited at the Office or at such other place (if any) within the United Kingdom as is specified for that purpose in or by way of note to the notice convening the meeting, not less than forty-eight hours before the time for holding the meeting or adjourned meeting, at which the person named in the instrument proposes to vote; (ii) in the case of an appointment of a proxy contained in an electronic communication, where an address has been specified for the purpose of receiving electronic communications: (a) in the notice convening the meeting, or (b) in any form of appointment of a proxy sent out by the Company in relation to the meeting, or (c) in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting, received at such address not less than 48 hours before the time for holding the meeting at which the person named in the form of appointment of proxy proposes to vote; or (iii) in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting, not less than twenty-four hours before the time appointed for the taking of the poll at which it is to be used. An appointment of proxy not delivered or received in accordance with this Article 80 is invalid.";

     (k) In Article 83, after "depositing the instrument of proxy", the following is inserted: "or, where the appointment of proxy was contained in an electronic communication, at the address at which the form of appointment was received,";

     (l) A new Article 93(F) is inserted as follows:

       "(F) In this Article 93, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (m) In Article 108, after the words "the next following Article.", the following is inserted: "In this Article 108, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (n) In Article 110, after the words "elected or re-elected.", the following is inserted: "In this Article 110, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (o) In Article 116, after the words "served upon him.", the following is inserted: "In this Article 116, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";


     (p) In Article 121, after the words "who appointed him.", the following is inserted: "In this Article 121, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (q) In Article 144, the word "printed" is deleted. A new Article 144A is inserted, between Article 144 and Article 145, as follows:

       "144A. (A) Any documents required or permitted to be sent by the Company to a person pursuant to Article 144 shall be treated as sent if:

         (i) sent by electronic communication to an address for the time being notified to the Company by that person for that purpose; or

         (ii) published on a web-site, provided that the following conditions are met:

                 (a) the Company and that person have agreed that such
              documents may be accessed by him on a web-site (instead of their being sent by post or otherwise delivered to him);

                 (b) that person is notified, in a manner for the time being agreed for the purpose between him and the Company, of:

                  (i) the publication of the documents on a web-site;

                  (ii) the address of that web-site;

                  (iii) the place on that web-site where the documents may be accessed; and

                  (iv) how they may be accessed.

       (B) Documents treated in accordance with sub-paragraph (A)(ii) of this Article 144A as sent to any person are to be treated as sent to him not less than 21 clear days before the date of a meeting if, and only if:

         (i) the documents are published on the web-site throughout a period beginning at least 21 clear days before the date of the meeting and ending with the conclusion of the meeting; and

         (ii) the notification given for the purposes of sub-paragraph
      (A)(ii)(b) of this Article 144A is given not less than 21 clear days before the date of the meeting.

       (C) Nothing in paragraph (B) of this Article 144A shall invalidate the proceedings of a meeting where any documents that are required to be published as mentioned in sub-paragraph (B)(i) of this Article are by accident published in different places on the web-site or published for a part, but not all, of the period mentioned in that sub-paragraph.";

     (r) Article 146 is deleted and is replaced by the following:

       "146. A notice to be given to or by a person pursuant to these Articles (other than a notice convening a meeting of the Directors or of a committee of the Directors) shall be in writing or in an electronic communication to an address for the time being notified for that purpose to the person giving the notice.

       146A. A notice or other document may be given to a Member by the
    Company:

         (i) personally; or

         (ii) by sending it by post in a pre-paid envelope addressed to the member at his registered address; or

         (iii) by sending it by post to the address, if any, within the United Kingdom, supplied by him to the Company for the giving of notice to him; or

         (iv) by giving it by electronic communication to an address for the time being notified to the Company by the member for that purpose.

       146B. A Member who has no registered address within the United Kingdom, and has not supplied to the Company an address within the United Kingdom, shall not be entitled to receive any notice from the Company. Any Member whose registered address is not within the United Kingdom and who gives the Company an address for the purposes of electronic communications may, at the absolute discretion of the Directors, have notices or documents sent to him at that address.

       146C. A notice of general meeting may, instead of being sent to the Member in any of the ways specified in Article 146A be given to a Member by the Company by publishing the notice on a web-site, provided that the following conditions are met:

         (i) the Member and the Company have agreed that notices of general meetings may be accessed by him on a web-site instead of being sent to the Member in one of the ways specified in Article 146A; and

         (ii) the Member is given a notification, in the manner agreed for the time being between the Member and the Company, containing the following information:

                (a) the fact that the notice has been published on the web-
             site;

                (b) the address of the web-site;

                (c) the place on the web-site where the notice may be accessed and how it may be accessed;

                (d) a statement that it concerns a notice of general meeting served in accordance with the Statutes;

                (e) the place, date and time of the general meeting; and

                (f) whether the general meeting is to be an annual or
             extraordinary general meeting.

  A notice given under this Article 146C is deemed to be given at the time of the notification under sub-paragraph (B)(ii) of this Article 146C.";

     (s) A new Article 148A is inserted, between Article 148 and Article 149, as follows:

       "148A.

         (i) Proof that a notice contained in an electronic communication was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators shall be conclusive evidence that the notice was given.

         (ii) A notice contained in an electronic communication sent in accordance with these Articles other than a notice given under
      Article 146C (to which the provisions of Article 146C apply) is deemed to be given at the expiration of 48 hours after the time it was sent.";


     (t) In Article 10A(H)(vii), after the words "predecessor Director", the following is inserted:

       ", other than when such Director retires pursuant to Article 106 and is re-elected as a Director with effect from the end of the Annual General Meeting at which he retires";

     (u) In Article 59, the words "or if there are no Directors capable and willing to so act, any two Members of the Company," are deleted;

     (v) In Article 66, the words "; but no business" are deleted and are replaced by:

       ". In addition, the Chairman may at any time, without the consent of the meeting, adjourn the meeting to another time or place if it appears to him that:

         (a) the number of persons wishing to attend cannot be conveniently accommodated in the place(s) appointed for the meeting; or

         (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the meeting; or

         (c) an adjournment is otherwise necessary so that the business of the meeting can be properly conducted.

       No business";


     (w) In Article 71, after the words "The demand for a poll may be withdrawn", the following is inserted: ", but only with the consent of the Chairman of the meeting,";

     (x) A new Article 85A is inserted, between Article 85 and Article 86, as follows:

       "85A. When two or more valid but differing appointments of proxy are delivered or received for the same share for use at the same meeting, the one which is last validly delivered or received (regardless of its date or the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share.";

     (y) In Article 88, after the words "shall not apply to the Company.", the following is added: "This Article 88 is subject to Article 107.";

     (z) In Article 105(f), the words "all the other Directors unanimously" are deleted and are replaced by "three quarters of the other Directors or, if their number is not four or a multiple of four, then the number nearest to but not less than three quarters,";

     (aa) The first sentence of Article 106 is deleted and is replaced by the following:

       "Each Director shall retire from office at the third Annual General Meeting after his appointment or, if earlier, the Annual General Meeting which falls in the third calendar year after his appointment.";

     (bb) Article 107 is deleted and is replaced by the following:

       "107. Any director must retire at the first Annual General Meeting of the Company which takes place after he reaches the age of 70, and annually thereafter.";

     (cc) In Article 94:

       (i) the words "exceed an amount equal to four times" are deleted and are replaced by "exceed the greater of (Pounds)1 billion
    ((Pounds)1,000,000,000) or an amount equal to ten times";

       (ii) Articles 94.(D) and 94(E) are renumbered as Articles 94.(E) and 94.(F) respectively; and

       (iii) a new Article 94.(D) is inserted, between Article 94.(C) and the renumbered Article 94.(E) as follows:

      "94.(D) The expression "Balance Sheet" means a balance sheet prepared in accordance with generally accepted accounting principles in the United Kingdom.";


     (dd) New Articles 3A, 3B and 3C are inserted, between Article 3 and
  Article 4, as follows:

       "3A. Shares of a particular class may be held in uncertificated form, subject to the Directors having made arrangements with the Operator of a relevant system for that class of share to be admitted as a participating security for the purpose of that relevant system. The Directors shall have power to make such arrangements in their discretion without the consent of the Members. In the event that the Directors shall make such arrangements, and for so long as the relevant class of shares shall continue to be a participating security, these Articles shall not apply to shares of the relevant class which are in uncertificated form, to the extent that these Articles are inconsistent with either the holding of title to such shares in uncertificated form or the transfer of title to such shares by means of the relevant system or the Uncertificated Securities Regulations. Where any class of shares is held in uncertificated form, the share register for that class shall (notwithstanding any other provision of these Articles) be maintained in accordance with the Uncertificated Securities Regulations. Subject to the provisions of the Uncertificated Securities Regulations, the Directors may determine that any class of shares shall cease to be a participating security.

       3B. Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class:

         (a) is held in uncertificated form; or

         (b) is permitted in accordance with the Uncertificated Securities Regulations to become a participating security.

       3C. Where any class of shares is a participating security and the Company is entitled under any provision of the Companies Act, the Uncertificated Securities Regulations or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over a share held in uncertificated form, the Company shall be entitled, subject to the provisions of the Companies Act, the Uncertificated Securities Regulations, these Articles and the requirements of the relevant system:

         (a) to require the holder of that share in uncertificated form by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

         (b) to require the holder of that share in uncertificated form by notice to give any instructions necessary to transfer title to that share by means of the relevant system within the period specified in the notice;

         (c) to require the holder of that share in uncertificated form by notice to appoint any person to take any step, including without limitation, the giving of any instructions by means of the relevant system, necessary to transfer that share within the period specified in the notice; and

         (d) to take any action that the Directors consider appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.";

     (ee) In Article 12:

       (i) the word "Every" is deleted from the first sentence and is replaced by "Other than in relation to any shares which are held or to be held in uncertificated form (in respect of which no share certificate shall be issued), every";

       (ii) the words "one month" are deleted and are replaced by "two months";

       (iii) after the words "shares of any class registered in his name", the following is inserted: "(or requests in the manner required by the Uncertificated Securities Regulations that part only of the shares comprised in a share certificate be converted from certificated to uncertificated form)"; and

       (iv) after the words "as the Directors may determine.", the following is inserted: "Where any shares are converted from uncertificated to certificated form, the Company shall issue a share certificate for those shares (subject to the foregoing provisions of this Article 12) within two months after the date on which the Company received the relevant Operator-instruction.";

     (ff) In Article 14, after the words "If any certificate", the following is inserted: "in respect of shares held in certificated form";

     (gg) A new Article 15A is inserted, between Article 15 and Article 16, as follows:

       "15A. Conversion of shares from certificated form into uncertificated form and vice versa shall be effected in accordance with the Uncertificated Securities Regulations and, subject thereto, in such manner as the Directors may determine.";

     (hh) In Article 30, after the words "becoming entitled thereto.", the following is inserted: "Where for the purposes of its disposal a forfeited share held in uncertificated form is to be transferred to any person, the Directors may exercise any of the Company's powers under Article 3C in respect of the forfeited share.";

     (ii) In Article 32, the words "but shall, notwithstanding," are deleted and are replaced by "and shall, if the shares are in certificated form, surrender the certificate for the forfeited shares to the Company. The person shall";

     (jj) In Article 36:

       (i) after the words "or disposal thereof together", the following is inserted: ", in respect of shares held in certificated form,"; and

       (ii) after the words, "registered as holder of the share", the word "and" is deleted and the following is inserted: ". If the share is in uncertificated form, the Directors may exercise any of the Company's powers under Article 3C to effect the sale of the share to, or in accordance with the directions of, the person to whom the share is sold. The person to whom the share is sold";

     (kk) In Article 37, after the words "any share in the Company", the following is inserted: "which is in certificated form";

     (ll) A new Article 37A is inserted between Article 37 and Article 38, as follows:

       "37A. Title to a share which is in uncertificated form shall be transferred by means of the relevant system in accordance with the Uncertificated Securities Regulations and, accordingly, no provision of these Articles which requires a written instrument of transfer and the lodging of a share certificate with the Company shall apply to such a transfer. The Directors may make such arrangements as they think fit in relation to evidencing of title to and transfer of shares in uncertificated form subject to the Uncertificated Securities Regulations.";

     (mm) In Article 38:

       (i) after the words "All transfers of shares", the following is inserted: "in certificated form"; and

       (ii) after the words "which the Directors may approve", the following is inserted: "Every transfer of uncertificated shares must be effected by use of a relevant system in accordance with the provisions of the Uncertificated Securities Regulations.";

     (nn) In Article 40, after the words "any instrument of transfer", the following is inserted: "of a share in certificated form";

     (oo) In Article 41:

       (i) after the words "with the Company", the following is inserted:
    "or on which the relevant Operator-instruction was received by the Company"; and

       (ii) after the words "notice of the refusal and", the following is inserted: ", in the case of shares in certificated form,";

     (pp) In Article 42, after the words "instrument of transfer", the following is inserted: "Operator-instruction,";

     (qq) Article 43 is deleted and replaced by the following:

       "43. The registration of transfers of shares or of transfers of any class of shares may be suspended at such times and for such periods (not exceeding 30 days in any year) as the Directors may determine, except that the Directors may not suspend the registration of transfers of any participating security without the consent of the Operator of the relevant system.";


     (rr) In Article 47:

       (i) after the words "registered himself", the following is inserted:
    "and the share is in certificated form,";

       (ii) after the words "another person registered", the following is inserted: "and the share is in certificated form,"; and

       (iii) after the words "transfer of the share.", the following is inserted: "If he shall elect to have another person registered and the share is in certificated form, he shall take any action the Directors may require (including, without limitation, the execution of any document and the giving of any instruction by means of a relevant system) to enable himself or that person to be registered as the holder of the share.";

     (ss) The second sentence of Article 55 is deleted and is replaced by the following: "Where the shares to be sold are held in certificated form, the Directors may authorize some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. Where the shares to be sold are held in uncertificated form, the Directors may do all acts and things that they consider necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the purchaser. The purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.";

     (tt) A new Article 76.(B)(ii)(c) is inserted, between Article 76.(B)(ii)(b) and Article 76.(C), as follows:

       "(c) registration of the transfer is required by the Uncertificated Securities Regulations.";


     (uu) A new Article 76.(E)(iv) is inserted, between Article 76.(E)(iii) and Article 77, as follows:

       "(iv) The Company may exercise any of its powers under Article 3C in respect of any default share that is held in uncertificated form.";


     (vv) In Article 134.(A):

       (i) after the words "loss of any such cheque, warrant or order", the following is inserted: "In respect of shares which are in uncertificated form, the Company may also pay any dividend, interest or other moneys by such other method as the Directors may think fit which is permitted by and is in accordance with the facilities and requirements of the relevant system concerned and, subject to the requirements of the relevant system, every such payment shall be effected at the risk of the person or persons entitled to the money represented thereby. ";

       (ii) after the words "the payment of such cheque, warrant or order", the following is inserted: "or payment by such other method as is permitted by the relevant system";

       (iii) after the words "If any such cheque, warrant or order", the following is inserted: "or payment by such other method as is permitted by the relevant system"; and

       (iv) after the words "replacement cheque, warrant or order", the following is inserted: "or payment by such other method as is permitted by the relevant system";

     (ww) In Article 10A(J), in the second and final sentences of the definition of "Market Value", after the words "NASDAQ National Market System" the words "or the NASDAQ SmallCap Market" are inserted, and the word "or" is deleted from the final sentence of such definition and is replaced by ",";

     (xx) In Article 15, the words "and security" are deleted;

     (yy) In Article 19, after the words "as the Directors may determine.", the following is inserted: "A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of shares in respect of which the call was made.";

     (zz) In Article 39:

       (i) in the first sentence, the words "the UK Listing Authority and" are added before the words "the London Stock Exchange";

       (ii) after the words "transfer of any share", the following is inserted: "in certificated form";

       (iii) the words "or the transfer of a share on which the Company has a lien" are deleted; and

       (iv) in the second sentence, the words "London Stock Exchange" are deleted and are replaced by "UK Listing Authority";

     (aaa) In Article 76, in the first sentence, the words "the UK Listing Authority and" are added before the words "the London Stock Exchange";

     (bbb) In Article 136, the words "The Stock Exchange" are deleted and are replaced by "the UK Listing Authority or the London Stock Exchange";


     (ccc) In Article 155.(A):

       (i) the words "Quotations Department of The Stock Exchange in London" are deleted and are replaced by "the London Stock Exchange";

       (ii) a new Article 155.(A)(v) is added, between Article 155.(A)(iv) and Article 155.(B), as follows:

         "(v) at the date of sale and when the instrument of transfer is executed, the shares are in certificated form or, if the shares are in uncertificated form at the date of sale, the sale and transfer comply with the requirements of the Uncertificated Securities Regulations."; and

     (ddd) In Article 155.(B), the first sentence is deleted and is replaced by:

       "To give effect to any such sale the Directors may:

         (a) where the shares are in certificated form, authorize any person to execute an instrument of transfer of the shares, and such instrument of transfer shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares; or

         (b) where the shares are in uncertificated form, do all acts and things they consider necessary or expedient to effect the transfer of the shares, which exercise of powers shall be as effective as if exercised by the holder of, or person entitled by transmission to, the shares.

       The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.".

   7. THAT the articles of association of the Company be and are hereby amended, effective from the conclusion of this Meeting, as follows:

     In Article 90, "(Pounds)150,000" is deleted and is replaced by "(Pounds)500,000".

Special Business: To consider, and, if thought fit, approve the following ordinary resolution:

   8. THAT the amendments to the Danka 1999 Share Option Plan (the "1999 Plan") to allow for the issuance pursuant to the 1999 Plan of an additional 5,000,000 American depositary shares of the Company (equivalent to 20,000,000 ordinary shares) as described in the Company Proxy Statement for the Annual General Meeting, be and are hereby approved and the Board of Directors be and is hereby authorized to do all such things as may be necessary to carry the same into effect.

Special Business: To consider, and, if thought fit, approve the following ordinary resolution:

   9. THAT:


     (a) the Danka 2001 Long Term Incentive Plan (the "2001 Plan") for officers, executive directors and certain employees of the Company and its subsidiaries, materially in such form as described in the Company Proxy Statement for the Meeting, and in such final form as provided by the Chairman to the

  Meeting be and is hereby approved and the Board of Directors be and is hereby authorized to do all such acts and things as may be necessary to carry the same into effect; and

     (b) the Board of Directors be and is hereby authorized to establish further incentive plans based on the 2001 Plan but modified to take account of local tax, exchange control or securities laws, provided that any awards made under such further plans are treated as counting against any limits on individual or overall participation under the 2001 Plan.


                                          By order of the Board of Directors

                                          Paul G. Dumond
                                          Secretary

   Registered office:
   Masters House
   107 Hammersmith Road
   London W14 0QH

   Dated: September 12, 2001


Notes:

1. Holders of ordinary shares and convertible participating shares of the Company and their duly appointed representatives are entitled to attend and vote at the meeting. Holders of ordinary shares and convertible participating shares of the Company are entitled to appoint one or more proxies to attend and, on a poll, to vote in their stead. A proxy need not be a member of the Company.

2. A white form of proxy for use by ordinary shareholders is enclosed which, to be effective, must be completed and delivered together with the original power of attorney or authority, if any, under which it is signed (or as a notarially certified copy thereof), to Computershare Services PLC, PO Box 1075, Bristol BS99 3FA, so as to arrive not later than 48 hours before the time the meeting is to be held.

3. A pink form of proxy for use by holders of convertible participating shares is being circulated to those holders. To be effective such form of proxy must be completed and delivered together with the original power of attorney or authority, if any, under which it is signed (or a notarially certified copy thereof), to the Company's registered office, Masters House, 107 Hammersmith Road, London W14 0QH so as to arrive not later than 48 hours before the time the meeting is to be held.

4. Pursuant to regulation 34 of the Uncertified Securities Regulations 1995, the Company has specified that, to be entitled to attend and vote at the meeting (and for the purpose of determining the number of votes they may cast) members must be entered on the Company's register of members at 11 a.m. (London time) on October 7, 2001. Changes to entries on the relevant register of securities after 11 a.m. on October 7, 2001 will be disregarded in determining the rights of any person to attend or vote at the meeting.

5. Copies of the contracts of service of the directors of the Company, a register of directors' interests kept by the Company, the Danka 1999 Share Option Plan and the Danka 2001 Long Term Incentive Plan are available for inspection at the registered office of the Company during normal working hours and will be available for inspection at the place of the meeting during the meeting and for at least fifteen (15) minutes prior to the meeting. Copies of the Danka 1999 Share Option Plan and the Danka 2001 Long Term Incentive Plan are also available for inspection at the offices of Altheimer & Gray, 7 Bishopsgate, London, EC2N 3AR during normal working hours until the date of the meeting.

   THIS PROXY STATEMENT IS FOR HOLDERS OF ORDINARY SHARES, CONVERTIBLE PARTICIPATING SHARES, HOLDERS OF AMERICAN DEPOSITARY SHARES REPRESENTED BY AMERICAN DEPOSITARY RECEIPTS, AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES OR AMERICAN DEPOSITARY SHARES OF DANKA BUSINESS SYSTEMS PLC. THE PROXY STATEMENT CONTAINS INFORMATION REQUIRED UNDER REGULATION 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934 OF THE UNITED STATES.

   THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU HAVE ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR/ATTORNEY, ACCOUNTANT OR OTHER PROFESSIONAL ADVISER AUTHORIZED UNDER THE FINANCIAL SERVICES ACT 1986 OF THE UNITED KINGDOM OR FROM ANOTHER APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR IF YOU ARE NOT IN THE UNITED KINGDOM.

   IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED YOUR ORDINARY SHARES, ADSs OR CONVERTIBLE PARTICIPATING SHARES OR AMERICAN DEPOSITARY SHARES, PLEASE SEND THIS DOCUMENT TOGETHER WITH THE ACCOMPANYING FORM OF PROXY TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                           DANKA BUSINESS SYSTEMS PLC
                      Masters House, 107 Hammersmith Road
                             London W14 0QH England
                      (Registered in England No. 1101386)


                             PROXY STATEMENT

                                  INTRODUCTION

General

   This proxy statement is furnished by the board of directors of Danka Business Systems PLC in connection with the solicitation of specific voting instructions from holders of Danka's American depositary shares and proxies from Danka's ordinary shareholders and convertible participating shareholders for voting at our 2001 annual general meeting. The meeting will be held at 11 a.m. (London time) on October 9, 2001 at the Grosvenor House Hotel, Park Lane, London W1K 7TN, and at any adjournment of that meeting. The date on which this proxy statement and related materials is being first distributed to shareholders is on or about September 12, 2001.


   As of September 5, 2001, 248,084,622 ordinary shares of 1.25 pence each were issued and outstanding, of which approximately eighty two percent (82%) were held in the form of American depositary shares. Each American depositary share represents four ordinary shares. As of September 5, 2001, 242,693 6.50% senior convertible participating shares of $1.00 each were issued and outstanding. Each convertible participating shareholder is entitled to receive notice and attend shareholder meetings as if such person were an ordinary shareholder and is entitled to vote on all matters at such meetings on which ordinary shareholders are entitled to vote. The terms on which convertible participating shareholders vote at shareholder meetings are described below (see section headed "Voting Instructions/Ordinary Shareholders and Convertible Participating Shareholders").

   The cost of soliciting proxies and voting instructions will be borne by Danka. In addition to the use of the mails, proxies and voting instructions may be solicited personally or by telephone by our employees. We do not expect to pay any compensation for the solicitation of proxies or voting instructions, but may reimburse brokers, The Bank of New York, the depositary of our American depositary share program, and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to their principals and obtaining their proxies and/or voting instructions.

   Prior to 1994, our ordinary shareholders had adopted a resolution at our annual general meetings to receive and approve our Directors' Report and Accounts (financial information) prepared according to Generally Accepted Accounting Principles of the United Kingdom ("U.K. GAAP"), for that year and the report of the auditors thereon (our "Annual Report and Accounts"). United Kingdom companies legislation no longer requires that our shareholders approve our Annual Report and Accounts. Therefore, we determined in 1994 not to propose such a resolution at our annual general meetings because the applicable disclosure requirements of United States securities laws in connection with such a vote would otherwise create unnecessary cost and inconvenience. However, as required by United Kingdom companies legislation, our 2001 Annual Report and Accounts prepared in accordance with U.K. GAAP will be presented at the meeting and shareholders present at the meeting may ask any questions relating thereto. Additionally, our United Kingdom shareholders have received a copy of the 2001 Annual Report and Accounts in either the full or abbreviated formats, as they have so elected. United States shareholders have received our financial information prepared in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP") in their copy of our 2001 Annual Report. United States holders of American depositary shares who would like a copy of the 2001 Annual Report and Accounts should contact our registered office to request a copy. Additionally, copies of relevant contracts of service of our directors and a register of directors' interests kept by Danka are available for inspection at our registered office during normal working hours and will be available for inspection at the place of the annual general meeting during the meeting and for at least fifteen (15) minutes prior to the meeting.

   In this proxy statement, references to "Danka", "us", "we" and "our" are to Danka Business Systems PLC, or to Danka Business Systems PLC and its directly and indirectly owned subsidiaries, as the context requires. References to "shareholders" are to holders of ordinary shares, holders of convertible participating shares and holders of American depositary shares. References to "pounds," "pence" or "(Pounds)" are to United Kingdom currency, and references to "U.S. dollars", "dollars" or "$" are to United States currency. Amounts that have been paid in currency of the United States are generally denominated herein in United States currency, and amounts that have been paid in currency of the United Kingdom are generally denominated herein in United Kingdom currency. Merely for convenience of the reader, the pound equivalent of the dollar at the noon buying rate on September 5, 2001 was (Pounds)1.00 = $1.4553. The noon buying rate is the exchange rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York.


Voting Instructions/Ordinary Shareholders and Convertible Participating Shareholders

   Ordinary shareholders and convertible participating shareholders who are entitled to attend and vote at the annual general meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy does not have to be an ordinary shareholder or a convertible participating shareholder.

   Each ordinary shareholder and each convertible participating shareholder who is entitled to vote and who is present in person will have one (1) vote on a show of hands.

   On each vote that is taken on a poll, each ordinary shareholder who is entitled to vote and who is present in person or by a proxy will have one (1) vote for each ordinary share owned.

   On each vote that is taken on a poll, each convertible participating shareholder who is entitled to vote and who is present in person or by a proxy is entitled to exercise so many votes for each convertible participating share owned as equals the number of ordinary shares into which the convertible participating share is convertible on the record date set for determining the persons entitled to vote at the annual general meeting (which is Sunday, October 7, 2001). The convertible participating shares are convertible into ordinary shares at a rate per convertible participating share calculated by dividing the liquidation return for the convertible participating shares, which is $1,000 per convertible participating share plus accumulated and unpaid dividends from the last convertible participating share dividend payment date, by a conversion price of $3.11 per convertible participating share. The convertible participating share dividend accumulates on a daily basis; therefore, the conversion rate increases fractionally on a daily basis until the next convertible participating share dividend is paid. As of August 15, 2001, the latest convertible participating share dividend date, the conversion rate was
321.543 ordinary shares per convertible participating share. The liquidation return is subject to increase in some circumstances if Danka is in default of its payment obligations under the convertible participating shares, and the conversion price is subject to increase in some circumstances to protect convertible participating shareholders against dilution. Assuming that no event occurs between the date of this document and the record date for the meeting that will cause an adjustment of the liquidation return or the conversion price (and we do not anticipate any such event), on October 7, 2001, the record date for determining the holders of ordinary shares and convertible participating shares entitled to vote at the annual general meeting, the conversion rate will be 324.620 ordinary shares per convertible participating share.


   An ordinary resolution requires the affirmative vote of a majority of the votes cast at the annual general meeting. A special resolution requires an affirmative vote of at least seventy-five percent (75%) of the votes cast at the meeting.

   A white form of proxy is enclosed for ordinary shareholders. To be effective, forms of proxy in respect of ordinary shares must be deposited with our registrars, Computershare Services PLC, P.O. Box 1075, Bristol BS99 3FA England, at least forty-eight (48) hours before the time appointed for the holding of the annual general meeting.

   A pink form of proxy is enclosed for convertible participating shareholders. To be effective, forms of proxy in respect of convertible participating shares must be deposited at our registered office, Masters House, 107 Hammersmith Road, London W14 0QH England, at least forty-eight (48) hours before the time appointed for the holding of the annual general meeting.

   If proxies are signed and returned without voting instructions or (unless otherwise instructed) if matters other than those set out in this document are properly brought before the annual general meeting (including by means of amendment to any resolution), the ordinary shares or convertible participating shares represented by the proxies will be voted as the proxy deems fit. Abstentions and "broker non-votes" are counted only for purposes of determining the presence of a quorum at the meeting. A "broker non-vote" is a vote that a broker holding shares of record for its customers (i.e. in a "street name") is not permitted to cast under applicable regulations because the broker has not received clear voting instructions from its customer. Ordinary shares or convertible participating shares that are not voted by ordinary shareholders or convertible participating shareholders or brokers entitled to vote them, due to abstention or failure to cast a ballot in person or by returning a signed proxy, will not be considered in the final tabulation.

   Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by submitting a later-dated proxy or by delivering a signed revocation in no specifically required form to Computershare Services PLC, for ordinary shareholders, and to us, for holders of convertible participating shares, at least 48 hours before the annual general meeting, or by attending the meeting in person and casting a ballot.


Voting Instructions/Holders of American Depositary Shares

   Holders of American depositary shares should complete and return the voting instructional form provided to them in their proxy materials by the depositary in accordance with the terms provided thereon not later than 5:00 p.m. (Eastern time) on October 2, 2001. The close of business on September 7, 2001, has been fixed as the record date for the determination of the holders of American depositary shares entitled to provide voting instructions to the depositary. If you hold American depositary shares, you cannot vote the ordinary shares represented by your American depositary shares at the annual general meeting or grant proxies to vote your shares other than through instructions to the depositary. Ordinary shares represented by American depositary shares will be voted at the meeting by the depositary pursuant to the voting instructional forms received from holders of American depositary shares. Our depositary agreement with the depositary gives us the right to instruct the depositary to give a discretionary proxy to a person designated by us to vote all ordinary shares represented by holders of American depositary shares that have failed to file timely their voting instructional forms with the depositary.

   You may revoke your voting instructions to the depositary at any time before 5:00 p.m. (Eastern time) on October 2, 2001 by delivering a notice in writing to the depositary or granting a later-dated signed voting instruction form. You cannot cancel your voting instructions to the depositary by attending the annual general meeting or by granting a proxy to vote at the meeting for you.

   For purposes of the remainder of this document, the term "vote" means either a vote by an ordinary shareholder or a convertible participating shareholder or instructions to the depositary by a holder of American depositary shares, unless the context requires otherwise.

Quorum

   A quorum is necessary to hold a valid shareholder meeting. A quorum comprises at least three holders of record of ordinary shares and/or convertible participating shareholders present in person or by proxy at the meeting.

                                  RESOLUTIONS

Resolutions 1 (Ordinary) and 2 (Ordinary): Re-Election of Directors

   Our articles of association provide that the term of any director who has been appointed by our board of directors since our last annual general meeting expires at the annual general meeting. P. Lang Lowrey III was appointed by our board as a director effective March 1, 2001 and, therefore, his term expires at the meeting.

   Our board of directors recommends that Mr. Lowrey be re-elected at the meeting to serve as a director. To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 1:

  THAT P. Lang Lowrey III, who was appointed as Director by the Board of Directors since the 2000 Annual General Meeting and whose appointment expires at the 2001 Annual General Meeting, be and is hereby re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.


   Our board of directors has unanimously approved proposed Resolution 1 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the meeting will be required for adoption of the proposed resolution.

   Our articles of association set the size of our board of directors at not less than two members. Our board currently consists of nine directors who serve pursuant to our articles of association. Two of our directors are elected by the holders of the convertible participating shares. These directors are currently James L. Singleton and Anthony D. Tutrone. Under our current articles of association, one third ( 1/3) of our directors are required to retire at each annual general meeting, excluding any directors who have been appointed by the board since the previous annual general meeting. Under the amendments to our articles of association which are being proposed at the annual general meeting, each director will be required to retire from office at the third annual general meeting after his appointment or, if earlier, the annual general meeting which falls in the third calendar year after his appointment.

   Pursuant to our current articles of association, two of our current directors, Michael B. Gifford and Richard C. Lappin will retire at the meeting. Mr. Lappin has notified us that he does not wish to offer himself for re-election as a director. Therefore, his appointment as a director will terminate from dissolution of the meeting.

   Our board of directors recommends that Mr. Gifford be re-elected at the meeting to serve as a director. To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 2:

  THAT Michael B. Gifford, whose term as a Director expires at the 2001 Annual General Meeting, be and is hereby re-elected to serve as a Director of the Company in accordance with the Company's Articles of Association.

   Our board of directors has unanimously approved proposed Resolution 2 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the meeting will be required for adoption of the proposed resolution.

Resolution 3 (Ordinary): Re-Appointment of Auditors

   We are required at the meeting, pursuant to Sections 384 and 385 of the Companies Act, to appoint auditors to serve until the conclusion of our next annual general meeting and to set the auditors' remuneration.

KPMG Audit Plc, Chartered Accountants and Registered Auditor ("KPMG") have served as our auditors for more than twenty (20) years. Our audit committee has recommended to our board of directors that KPMG be re-appointed to serve as our auditors. Our board of directors recommends that KPMG be re-appointed to serve as our auditors until the conclusion of our next annual general meeting and that our board of directors be authorized to fix the auditors' remuneration. To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 3:

  THAT KPMG Audit Plc, Chartered Accountants and Registered Auditor, be and are hereby re-appointed to serve as the Company's Auditors until the conclusion of the 2002 Annual General Meeting, and that the Board of Directors of the Company, or a duly appointed Committee thereof, be and hereby is authorized to fix the Auditors' remuneration.


   Our board of directors has unanimously approved proposed Resolution 3 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the meeting will be required for adoption of the proposed resolution. We expect representatives of KPMG to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions at the meeting.

Resolutions 4 (Ordinary) and 5 (Special): Authority to Allot Shares/Pre-emptive Rights Waiver

   Our board of directors recognizes that there may be instances where it is desirable for Danka to be able to issue (allot) securities in connection with various matters without the prior specific consent of shareholders. Before our board of directors may exercise any such power to allot relevant securities, section 80 of the United Kingdom Companies Act requires (with certain exceptions) that shareholders authorize a general power at a general meeting. Our board of directors, therefore, is seeking authority in Resolution 4 to allot relevant securities up to an aggregate nominal amount of (Pounds)843,194 (representing approximately twenty-seven percent (27%) of Danka's present issued ordinary shares) before the earlier of the date of our 2002 annual general meeting or January 8, 2003 (subject to extension in the circumstances set out in the proposed resolution) for such purposes as desired in the discretion of the directors. The board of directors is seeking this authority in addition to the authority obtained at the extraordinary general meeting on December 17, 1999 (which was obtained for the purpose of allotment of the convertible participating shares and their conversion into ordinary shares), but in substitution for all other pre-existing authorities.

   Assuming that Resolution 4 is passed, our board of directors will be authorized to allot relevant securities up to an aggregate nominal value of (Pounds)2,243,194, equivalent to 179,455,523 ordinary shares. Of this number, we estimate that we will require 96,760,649 ordinary shares to facilitate conversion of 300,926 convertible participating shares as described below. The balance of 82,694,874 ordinary shares, which is equal to approximately thirty-three and one third percent (33 1/3%) of Danka's issued ordinary shares as of September 5, 2001, will be available for general corporate purposes.


   We are required to make quarterly payment-in-kind dividends on our convertible participating shares until December 17, 2004, the fifth anniversary of their initial issue date. We estimate that, by December 17, 2004, we will have issued 300,926 convertible participating shares, and that those convertible participating shares will be convertible into 96,760,649 ordinary shares. The number of 300,926 convertible participating shares assumes that we pay a cumulative quarterly payment-in-kind dividend on the 218,000 convertible participating shares that we originally issued, and the additional convertible participating shares that we issue as payment-in-kind dividends, at a rate of 6.50% per annum throughout the five years from the initial issue date. The number of 96,760,649 ordinary shares assumes that the conversion price for the convertible participating shares remains at $3.11 per ordinary share.

   To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 4:

  THAT the Board of Directors be and is hereby generally and unconditionally authorized, in addition to the subsisting authority granted on December 17, 1999 but in place of all other subsisting authorities, pursuant to section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of (Pounds)843,194 (representing approximately twenty-seven percent (27%) of the issued ordinary share capital of the Company), for a period expiring (unless previously renewed, varied or revoked by the Company in general meeting) on the earlier of the date of the 2002 Annual General Meeting of the Company or January 8, 2003, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after expiry of this authority, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

   Our board of directors has unanimously approved proposed Resolution 4 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the meeting will be required for adoption of the proposed resolution.

   Subject to the passing of proposed Resolution 4, our board of directors is seeking authority in Resolution 5 to issue equity securities for cash, other than effecting such issuance only after first offering the equity securities to Danka's existing shareholders pro-rata to their holdings ("pre-emptive rights"). Pursuant to section 95 of the United Kingdom Companies Act, a special resolution of shareholders is generally necessary (with some exceptions) to permit an allotment by directors of equity securities without providing the pre-emptive rights provided by section 89 of the Companies Act.

   The power conferred on the directors by Resolution 5 would be limited to:

 . the allotment of equity securities pursuant to a rights issue or other pre-emptive offering where compliance with statutory pre-emptive rights may be problematic;

 . the allotment of equity securities up to a maximum aggregate nominal amount of (Pounds)310,106 pursuant to stock option plans or other employee/executive plans that have been approved by Danka's shareholders; and

 . otherwise, the allotment of equity securities up to a maximum aggregate nominal amount of (Pounds)620,212 (representing approximately twenty percent (20%) of Danka's present issued ordinary shares). This level of authority is consistent with the limitations placed on NASDAQ Stock Market companies to issue shares without further approval.

   The power that is sought by Resolution 5 would expire on the earlier of the date of our 2002 annual general meeting or January 8, 2003 (subject to extension in the circumstances set out in the proposed resolution). To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 5:

  THAT, subject to the passing of the resolution numbered 4, the Board of Directors be and is hereby generally empowered, in addition to the subsisting power granted on December 17, 1999, pursuant to section 95 of the Companies Act 1985 (as amended by the Companies Act 1989) (the "Companies Act") to allot equity securities (within the meaning of section 94(2) of the Companies Act), for cash pursuant to the general authority conferred by the resolution numbered 4 above as if section 89(1) of the Companies Act did not apply to such allotment, provided that this power shall:

       (i) expire on the earlier of the date of the 2002 Annual General Meeting of the Company or January 8, 2003, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

       (ii) be limited to the allotment of equity securities:

         (a) in connection with a rights issue or other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;

         (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive or non-executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of (Pounds)310,106; or

         (c) otherwise than pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding (Pounds)620,212.

   Our board of directors has unanimously approved proposed Resolution 5 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the meeting will be required for adoption of the proposed resolution.


Resolutions 6 (Special) and 7 (Special): Amendment of Articles of Association

   Proposed resolution 6 contains a number of proposed amendments to our articles of association, which update our articles to allow for electronic communication with our shareholders and our directors, to update the provisions regarding our shareholder meetings, to revise the provisions regarding the retirement and removal of our directors, (primarily so that they comply with current best practice), to increase our borrowing limit, to reflect that our shares may be held in uncertificated form and to make other changes to update certain articles. The proposed amendments are described in more detail below. References to "paragraphs" are to paragraphs of proposed resolution 6.

 Electronic communications

   English company law now allows for documents which previously had to be sent out to shareholders in writing (for instance, financial statements and notices of shareholder meetings) to be sent electronically (e.g. by e-mail or placed on a web-site) to shareholders who agree. In order that we can take advantage of these changes in the law, we wish to amend our articles of association specifically to permit electronic communication. Shareholders who wish to receive electronic communications must elect to do so and the proposed amendments to our articles will not prevent shareholders from continuing to receive written communications if they prefer.

   The proposed amendments to our articles of association will apply only to communications with our ordinary shareholders and convertible participating shareholders. Holders of American depositary shares will continue to receive written communications from the depositary pursuant to the terms of the depositary agreement.

   We are also proposing amendments to our articles to allow certain communications regarding our directors to be given electronically.

 . Paragraphs (a), (b) and (c) insert new definitions into our articles which deal with electronic communications.

 . Paragraphs (g) and (r) permit us to give notice of shareholder meetings on a web-site, provided that the notice remains on the web-site for the entire notice period.

 . Paragraph (i) allows a shareholder to appoint a proxy by electronic communication and otherwise restates the provisions of the existing article 79 regarding the appointment of proxies by non-electronic methods.

 . Paragraph (j) sets out rules for the delivery and receipt of electronic proxies and otherwise restates the provisions of the existing article 80 regarding the delivery and receipt of written proxies.

 . Paragraph (k) is a consequential amendment regarding the appointment of electronic proxies.

 . Paragraph (q) allows our annual report and accounts (financial statements) to be sent to shareholders electronically or published on a web-site.

 . Paragraph (r) allows notices to shareholders to be given electronically or published on our web-site.

 . Paragraph (s) deals with proof that electronic notices have been sent and the time at which electronic notices are deemed given. We will be deemed to have given an electronic notice if it is sent in accordance with guidance issued by the UK Institute of Chartered Secretaries.

 . Paragraph (l) allows notices relating to the appointment, removal and remuneration of alternate directors to be given by electronic communication.

 . Paragraph (m) allows notice that a director is unwilling to be re-elected to be given by electronic communication.

 . Paragraph (n) allows notice of an intention to propose a person for election as a director to be given by electronic communication.

 . Paragraph (o) allows for notice of meetings of our board of directors to be given to directors by electronic communication.

 . Paragraph (p) allows a resolution of our board of directors to be in the form of an electronic communication.

 Shareholder meetings

 . Paragraph (h) allows shareholder meetings to be held in more than one location, if the meeting place specified in the notice of meeting is inadequate to accommodate all shareholders wishing to attend and the chairman of the meeting is satisfied that adequate facilities are available for shareholders in the separate locations to participate in the meeting.

 . Paragraph (h) also amends our articles to permit our directors to postpone a shareholder meeting if they believe that it will be impractical or unreasonable for a reason beyond their control to hold the meeting at the time and place specified in the notice of the meeting.

 . In addition, paragraph (h) allows our directors or the chairman of a shareholder meeting to take such steps as they or he may consider appropriate to promote orderly conduct at shareholder meetings and to ensure the security of shareholder meetings, including searching persons, refusing entry to persons who refuse to comply with arrangements for the security of a meeting and ejecting persons who cause proceedings to become disorderly.

 . Paragraph (v) allows the chairman of a shareholder meeting to adjourn the meeting without the consent of the persons attending the meeting if the meeting place is too small for the meeting, the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the meeting or an adjournment is otherwise necessary so that the business of the meeting can be properly conducted.

 . Paragraph (w) provides that a demand for a poll at a shareholder meeting may only be withdrawn with the consent of the chairman of the meeting.

 . Paragraph (x) provides that if more than one appointment of proxy is delivered or received for the same share, the last delivered or received proxy will be treated as replacing and revoking any other. If it is not possible to determine which appointment was last delivered or received in respect of a share, none of the appointments will be treated as valid.

 . Paragraph (u) removes a provision of the existing article 59 which permits any two shareholders to convene an extraordinary general meeting in the event that none of our directors are within the United Kingdom. The proposed amendment does not affect the ability of shareholders to convene extraordinary general meetings under the UK Companies Act.

 Retirement and removal of directors

 . Paragraph (z) allows a director to be removed by resolution of three quarters of the remaining directors. Our existing articles require a unanimous vote of the remaining directors to remove a director. This amendment is being proposed to facilitate the speedier removal of a member of our board if removal is considered by three quarters of the directors to be in the best interests of our company.

 . Paragraph (aa) amends the directors' rotation provisions to conform with current UK best practice. Under our existing articles of association, one third ( 1/3) of our directors are required to retire at each annual general meeting, excluding any directors who have been appointed by the board since the previous annual general meeting. Under the amendments to our articles of association which are being proposed at the annual general meeting, each director will be required to retire from office at the third annual general meeting after his appointment or, if earlier, the annual general meeting which falls in the third calendar year after his appointment. This will ensure that all of our directors will be subject to rotation and re-election once every three years.

 . Paragraph (bb) provides that each of our directors must retire at the first annual general meeting which takes place after he reaches the age of 70 and annually thereafter. Such a director may stand for re-election at the annual general meeting at which he retires. This change is being proposed to conform our articles to the common practice of having a specified retirement age for directors.

 . Paragraph (t) is a clarification of the terms of the convertible participating shares to provide that if a director appointed by the convertible participating shareholders resigns at an annual general meeting pursuant to the directors' rotation and is immediately re-elected, the specific right of the convertible participating shareholders to elect an additional director on retirement of one of their appointees is not triggered.

 . Paragraph (y) is a consequential change regarding the retirement of directors after reaching the age of 70.

 Increase of borrowing limit

   Paragraph (cc) increases the limitation on our borrowings contained in our articles of association to the greater of (Pounds)1 billion or ten times the adjusted total of our capital and reserves. The limit is currently four times the "adjusted total of capital and reserves".

   The "adjusted total of capital and reserves" is, broadly, the aggregate of Danka Business Systems PLC's issued share capital and the amounts standing to the credit of Danka Business Systems PLC's capital, special and revenue reserves, all as shown in the latest audited balance sheet of Danka Business Systems PLC, after deducting dividends declared, recommended or paid since the balance sheet date (and which were not provided for in the balance sheet) and after making any appropriate adjustment to reflect any variation or contemplated variation in Danka Business Systems PLC's issued share capital and reserves since the balance sheet date.

   In addition, paragraph (cc) clarifies that the relevant audited balance sheet for calculating our borrowing limit is Danka Business Systems PLC's U.K. GAAP balance sheet.

   The purpose of this proposed amendment is to ensure that we maintain flexibility regarding our financing arrangements.

 Uncertificated shares

   Our ordinary shares are admitted for trading through CREST (the UK system for electronic settlement of shares). Accordingly, we wish to amend our articles to reflect that our shares can be held in uncertificated form.

 . Paragraph (dd) provides that our shares can be held in uncertificated form, that certificated and uncertificated shares do not form separate classes of shares and that, in some instances, we can require uncertificated shares to be changed to certificated shares.

 . Paragraphs (ee) to (vv), (zz), (ccc) and (ddd) are consequential changes to our articles dealing with uncertificated shares.

 . Paragraphs (d) and (f) insert new definitions into our articles regarding uncertificated shares.

 Other changes

 . Paragraph (d) inserts a definition of "UK Listing Authority".

 . Paragraph (e) inserts a reference to the UK Financial Services and Markets
   Act 2000 in the definition of "recognised clearing house" and "recognised investment exchange" to reflect the forthcoming commencement of that Act.

 . Paragraph (ww) amends the definition of "Market Value" in the current article 10A(J) to reflect that our American depositary shares are now quoted on the Nasdaq SmallCap Market.

 . Paragraph (ee) provides that we will issue share certificates for certificated shares within two months after allotment or lodgment with us of the instrument of transfer.

 . Paragraph (xx) deletes the words "or security" from existing article 15, which deals with replacement share certificates, so that the article is consistent with the Listing Rules of the UK Listing Authority.

 . Paragraph (yy) clarifies that a transferor of a share on whom a call has been made prior to the transfer remains liable to pay the call, despite the transfer.

 . Since our articles of association were last updated, the UK Listing
   Authority has been formed and has taken over certain of the functions and rule-making powers of the London Stock Exchange. Paragraphs (zz), (aaa) and
   (bbb) contain consequential changes to articles which currently refer to the functions, requirements and regulations of the London Stock Exchange to refer also, or instead, to the functions, requirements and regulations of the UK Listing Authority.

 . Paragraph (ccc) clarifies the reference in the current article 155.(A)(iv) to the London Stock Exchange.


   To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

  Resolution 6:

  THAT the articles of association of the Company be and are hereby amended, effective from the conclusion of this Meeting, as follows:

     (a) In Article 2, after the definition of "dividend", two new definitions are inserted as follows: " "electronic communication" has the same meaning as in the Electronic Communications Act 2000"; "Electronic Signature" means anything in electronic form which the Directors require to be incorporated into, or otherwise be associated with, an electronic communication for the purpose of establishing the authenticity or integrity of the communication;";

     (b) In Article 2, after the definition of "the Statutes", a new definition is inserted as follows: " "signed" and "signature" include execution under hand or under seal or by any other method and, in the case of an electronic communication, an Electronic Signature;";

     (c) In Article 2, the definition of "in writing" and "written" are deleted and are replaced by the following: " "in writing" and "written" include any method of representing words in a legible and non-transitory form, including by way of electronic communications where specifically provided in a particular Article or where permitted by the Directors in their absolute discretion;";

     (d) In Article 2, before the definition of "the United Kingdom", two new definitions are inserted as follows: " "Uncertificated Securities Regulations" means the Uncertificated Securities Regulations 1995, which term shall include, where the context requires or admits, any amendment or re-enactment thereof and the rules, facilities and requirements of the relevant system; "UK Listing Authority" means the Financial Services Authority in its capacity as the competent authority under Part IV of the Financial Services Act 1986 and Part VI of the Financial Services and Markets Act 2000;";

     (e) In Article 2, in the definition of "recognised clearing house" and "recognised investment exchange", after the words "Financial Services Act 1986", the words "or the Financial Services and Markets Act 2000" are inserted;

     (f) In Article 2, after the definition of "recognised clearing house" and "recognised investment exchange", a new sentence is inserted as follows: "The expressions "in uncertificated form" and "in certificated form" are to be interpreted in the same manner as in the Uncertificated Securities Regulations and the expressions "Operator", "Operator-instruction", "participating security" and "relevant system" shall bear the meanings respectively attributed to them in the Uncertificated Securities Regulations.";


     (g) A new Article 60A is inserted, between Article 60 and Article 61, as follows: "Where the notice of meeting is published on a web-site in accordance with Article 146B, it shall continue to be published in the same place in that web-site from the date of the notification given under
  Article 146B until the conclusion of the meeting to which the notice relates.";

     (h) New Articles 67A, 67B and 67C are inserted, between Article 67 and
  Article 68, as follows:

       "67A. If it appears to the Chairman that the meeting place specified in the notice convening the meeting is inadequate to accommodate all Members entitled and wishing to attend, the meeting is duly constituted and its proceedings valid if the Chairman is satisfied that adequate facilities are available to ensure that a Member who is unable to be accommodated is able to (i) participate in the business for which the meeting has been convened; (ii) hear and see all persons present who speak (whether by the use of microphones, loud-speakers, audio-visual communications equipment or otherwise), whether in the meeting place or elsewhere; and (iii) be heard and seen by all other persons present in the same way.

       67B. The Directors and, at any meeting, the Chairman may make such arrangements and impose any requirement or restriction as they or he considers appropriate to promote the safety and orderly conduct of the business of a meeting as laid down in the notice of the meeting (including, without limitation, requiring evidence of identity to be produced by persons attending the meeting, arranging for persons attending to be searched and restricting items to be taken into the meeting place). The Chairman may refuse entry to a meeting to (or arrange the removal from a meeting of) a person who refuses to comply with such arrangements. The Chairman's decision on matters of procedure or arising incidentally from the business of the meeting shall be final, as shall his determination as to whether any matter is of such a nature.

       67C. If, after the giving of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Directors decide that it is impracticable or unreasonable for a reason beyond their control to hold the meeting at the declared placed and/or time, they may change the place and/or postpone the time at which the meeting is to be held. If such a decision is made, the Directors may then change the place and/or postpone the time again if they decide that it is reasonable to do so. In either case:

       (a) no new notice of the meeting need be given, but the Directors shall, if practicable, advertise the date, time and place of the meeting in at least two newspapers having a national circulation and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

       (b) notwithstanding Article 80, an instrument of proxy in relation to the meeting may be deposited at any time not less than 48 hours before any new time appointed for holding the meeting.";

     (i) Article 79 is deleted and is replaced by the following articles:

       "79A. Subject to the provisions of Article 79B, the instrument appointing a proxy shall be in writing in any usual or common form, or any other form which the Directors may approve, under the hand of the appointor or of his attorney duly authorized in writing, or if the appointor is a corporation, either under seal, or under the hand of an officer or attorney duly authorized. The Directors may, but shall not be bound to, require evidence of the authority of any such attorney or officer. The signature on such instrument need not be witnessed.

       79B. Subject to the Statutes, the Directors may accept the appointment of a proxy received in an electronic communication on such terms and subject to such conditions as they consider fit. The appointment of a proxy received in an electronic communication is not subject to the requirements of Article 79A. The Directors may require the production of any evidence it considers necessary to determine the validity of such an appointment.

       79C. A proxy need not be a Member of the Company. A Member may appoint more than one proxy to attend on the same occasion. Deposit of an instrument of proxy shall not preclude a Member from attending and voting in person at the meeting or any adjournment thereof.";

     (j) Article 80 is deleted and is replaced by the following:

       "80. The form of appointment of a proxy, and the powers of attorney or other authority, if any, under which it is signed, or a notarially certified copy or a copy certified in accordance with the Powers of Attorney Act 1971 of that power or authority shall be: (i) in the case of an instrument in writing, deposited at the Office or at such other place (if any) within the United Kingdom as is specified for that purpose in or by way of note to the notice convening the meeting, not less than forty-eight hours before the time for holding the meeting or adjourned meeting, at which the person named in the instrument proposes to vote; (ii) in the case of an appointment of a proxy contained in an electronic communication, where an address has been specified for the purpose of receiving electronic communications: (a) in the notice convening the meeting, or (b) in any form of appointment of a proxy sent out by the Company in relation to the meeting, or (c) in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting, received at such address not less than 48 hours before the time for holding the meeting at which the person named in the form of appointment of proxy proposes to vote; or (iii) in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting, not less than twenty-four hours before the time appointed for the taking of the poll at which it is to be used. An appointment of proxy not delivered or received in accordance with this Article 80 is invalid.";

     (k) In Article 83, after "depositing the instrument of proxy", the following is inserted: "or, where the appointment of proxy was contained in an electronic communication, at the address at which the form of appointment was received,";

     (l) A new Article 93(F) is inserted as follows:

       "(F) In this Article 93, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (m) In Article 108, after the words "the next following Article.", the following is inserted: "In this Article 108, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (n) In Article 110, after the words "elected or re-elected.", the following is inserted: "In this Article 110, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (o) In Article 116, after the words "served upon him.", the following is inserted: "In this Article 116, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";


     (p) In Article 121, after the words "who appointed him.", the following is inserted: "In this Article 121, references to "in writing" include the use of electronic communications subject to such terms and conditions as the Directors may decide.";

     (q) In Article 144, the word "printed" is deleted. A new Article 144A is inserted, between Article 144 and Article 145, as follows:

       "144A. (A) Any documents required or permitted to be sent by the Company to a person pursuant to Article 144 shall be treated as sent if:

         (i) sent by electronic communication to an address for the time being notified to the Company by that person for that purpose; or

         (ii) published on a web-site, provided that the following conditions are met:

                 (a) the Company and that person have agreed that such
              documents may be accessed by him on a web-site (instead of their being sent by post or otherwise delivered to him);

                 (b) that person is notified, in a manner for the time being agreed for the purpose between him and the Company, of:

                  (i) the publication of the documents on a web-site;

                  (ii) the address of that web-site;

                  (iii) the place on that web-site where the documents may be accessed; and

                  (iv) how they may be accessed.

       (B) Documents treated in accordance with sub-paragraph (A)(ii) of this Article 144A as sent to any person are to be treated as sent to him not less than 21 clear days before the date of a meeting if, and only if:

         (i) the documents are published on the web-site throughout a period beginning at least 21 clear days before the date of the meeting and ending with the conclusion of the meeting; and

         (ii) the notification given for the purposes of sub-paragraph
      (A)(ii)(b) of this Article 144A is given not less than 21 clear days before the date of the meeting.

       (C) Nothing in paragraph (B) of this Article 144A shall invalidate the proceedings of a meeting where any documents that are required to be published as mentioned in sub-paragraph (B)(i) of this Article are by accident published in different places on the web-site or published for a part, but not all, of the period mentioned in that sub-paragraph.";

     (r) Article 146 is deleted and is replaced by the following:

       "146. A notice to be given to or by a person pursuant to these Articles (other than a notice convening a meeting of the Directors or of a committee of the Directors) shall be in writing or in an electronic communication to an address for the time being notified for that purpose to the person giving the notice.

       146A.   notice or other document may be given to a Member by the
    Company:

         (i) personally; or

         (ii) by sending it by post in a pre-paid envelope addressed to the member at his registered address; or

         (iii) by sending it by post to the address, if any, within the United Kingdom, supplied by him to the Company for the giving of notice to him; or

         (iv) by giving it by electronic communication to an address for the time being notified to the Company by the member for that purpose.

       146B. A Member who has no registered address within the United Kingdom, and has not supplied to the Company an address within the United Kingdom, shall not be entitled to receive any notice from the Company. Any Member whose registered address is not within the United Kingdom and who gives the Company an address for the purposes of electronic communications may, at the absolute discretion of the Directors, have notices or documents sent to him at that address.

       146C. A notice of general meeting may, instead of being sent to the Member in any of the ways specified in Article 146A be given to a Member by the Company by publishing the notice on a web-site, provided that the following conditions are met:

         (i) the Member and the Company have agreed that notices of general meetings may be accessed by him on a web-site instead of being sent to the Member in one of the ways specified in Article 146A; and

         (ii) the Member is given a notification, in the manner agreed for the time being between the Member and the Company, containing the following information:

                (a) the fact that the notice has been published on the web-
             site;

                (b) the address of the web-site;

                (c) the place on the web-site where the notice may be accessed and how it may be accessed;

                (d) a statement that it concerns a notice of general meeting served in accordance with the Statutes;

                (e) the place, date and time of the general meeting; and

                (f) whether the general meeting is to be an annual or
             extraordinary general meeting.

    A notice given under this Article 146C is deemed to be given at the time of the notification under sub-paragraph (B)(ii) of this Article 146C.";

     (s) A new Article 148A is inserted, between Article 148 and Article 149, as follows:

       "148A.

         (i) Proof that a notice contained in an electronic communication was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators shall be conclusive evidence that the notice was given.

         (ii) A notice contained in an electronic communication sent in accordance with these Articles other than a notice given under
      Article 146C (to which the provisions of Article 146C apply) is deemed to be given at the expiration of 48 hours after the time it was sent.";

     (t) In Article 10A(H)(vii), after the words "predecessor Director", the following is inserted:

       ", other than when such Director retires pursuant to Article 106 and is re-elected as a Director with effect from the end of the Annual General Meeting at which he retires";

     (u) In Article 59, the words "or if there are no Directors capable and willing to so act, any two Members of the Company," are deleted;

     (v) In Article 66, the words "; but no business" are deleted and are replaced by:

       ". In addition, the Chairman may at any time, without the consent of the meeting, adjourn the meeting to another time or place if it appears to him that:

         (a) the number of persons wishing to attend cannot be conveniently accommodated in the place(s) appointed for the meeting; or

         (b) the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the meeting; or

         (c) an adjournment is otherwise necessary so that the business of the meeting can be properly conducted.

    No business";


     (w) In Article 71, after the words "The demand for a poll may be withdrawn", the following is inserted: ", but only with the consent of the Chairman of the meeting,";

     (x) A new Article 85A is inserted, between Article 85 and Article 86, as follows:

       "85A. When two or more valid but differing appointments of proxy are delivered or received for the same share for use at the same meeting, the one which is last validly delivered or received (regardless of its date or the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share.";

     (y) In Article 88, after the words "shall not apply to the Company.", the following is added: "This Article 88 is subject to Article 107.";

     (z) In Article 105(f), the words "all the other Directors unanimously" are deleted and are replaced by "three quarters of the other Directors or, if their number is not four or a multiple of four, then the number nearest to but not less than three quarters,";

     (aa) The first sentence of Article 106 is deleted and is replaced by the following:

       "Each Director shall retire from office at the third Annual General Meeting after his appointment or, if earlier, the Annual General Meeting which falls in the third calendar year after his appointment.";

     (bb) Article 107 is deleted and is replaced by the following:

       "107. Any director must retire at the first Annual General Meeting of the Company which takes place after he reaches the age of 70, and annually thereafter.";

     (cc) In Article 94:

       (i) the words "exceed an amount equal to four times" are deleted and are replaced by "exceed the greater of (Pounds)1 billion
    ((Pounds)1,000,000,000) or an amount equal to ten times";

       (ii) Articles 94.(D) and 94(E) are renumbered as Articles 94.(E) and 94.(F) respectively; and

       (iii) a new Article 94.(D) is inserted, between Article 94.(C) and the renumbered Article 94.(E) as follows:

         "94.(D) The expression "Balance Sheet" means a balance sheet prepared in accordance with generally accepted accounting principles in the United Kingdom.";


     (dd) New Articles 3A, 3B and 3C are inserted, between Article 3 and
  Article 4, as follows:

       "3A. Shares of a particular class may be held in uncertificated form, subject to the Directors having made arrangements with the Operator of a relevant system for that class of share to be admitted as a participating security for the purpose of that relevant system. The Directors shall have power to make such arrangements in their discretion without the consent of the Members. In the event that the Directors shall make such arrangements, and for so long as the relevant class of shares shall continue to be a participating security, these Articles shall not apply to shares of the relevant class which are in uncertificated form, to the extent that these Articles are inconsistent with either the holding of title to such shares in uncertificated form or the transfer of title to such shares by means of the relevant system or the Uncertificated Securities Regulations. Where any class of shares is held in uncertificated form, the share register for that class shall (notwithstanding any other provision of these Articles) be maintained in accordance with the Uncertificated Securities Regulations. Subject to the provisions of the Uncertificated Securities Regulations, the Directors may determine that any class of shares shall cease to be a participating security.

       3B. Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class:

         (a) is held in uncertificated form; or

         (b) is permitted in accordance with the Uncertificated Securities Regulations to become a participating security.

       3C. Where any class of shares is a participating security and the Company is entitled under any provision of the Companies Act, the Uncertificated Securities Regulations or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over a share held in uncertificated form, the Company shall be entitled, subject to the provisions of the Companies Act, the Uncertificated Securities Regulations, these Articles and the requirements of the relevant system:

         (a) to require the holder of that share in uncertificated form by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

         (b) to require the holder of that share in uncertificated form by notice to give any instructions necessary to transfer title to that share by means of the relevant system within the period specified in the notice;

         (c) to require the holder of that share in uncertificated form by notice to appoint any person to take any step, including without limitation, the giving of any instructions by means of the relevant system, necessary to transfer that share within the period specified in the notice; and

         (d) to take any action that the Directors consider appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.";

     (ee) In Article 12:

       (i) the word "Every" is deleted from the first sentence and is replaced by "Other than in relation to any shares which are held or to be held in uncertificated form (in respect of which no share certificate shall be issued), every";

       (ii) the words "one month" are deleted and are replaced by "two months";

       (iii) after the words "shares of any class registered in his name", the following is inserted: "(or requests in the manner required by the Uncertificated Securities Regulations that part only of the shares comprised in a share certificate be converted from certificated to uncertificated form)"; and

       (iv) after the words "as the Directors may determine.", the following is inserted: "Where any shares are converted from uncertificated to certificated form, the Company shall issue a share certificate for those shares (subject to the foregoing provisions of this Article 12) within two months after the date on which the Company received the relevant Operator-instruction.";

     (ff) In Article 14, after the words "If any certificate", the following is inserted: "in respect of shares held in certificated form";

     (gg) A new Article 15A is inserted, between Article 15 and Article 16, as follows:

       "15A. Conversion of shares from certificated form into uncertificated form and vice versa shall be effected in accordance with the Uncertificated Securities Regulations and, subject thereto, in such manner as the Directors may determine.";

     (hh) In Article 30, after the words "becoming entitled thereto.", the following is inserted: "Where for the purposes of its disposal a forfeited share held in uncertificated form is to be transferred to any person, the Directors may exercise any of the Company's powers under Article 3C in respect of the forfeited share.";

     (ii) In Article 32, the words "but shall, notwithstanding," are deleted and are replaced by "and shall, if the shares are in certificated form, surrender the certificate for the forfeited shares to the Company. The person shall";

     (jj) In Article 36:

       (i) after the words "or disposal thereof together", the following is inserted: ", in respect of shares held in certificated form,"; and

       (ii) after the words, "registered as holder of the share", the word "and" is deleted and the following is inserted: ". If the share is in uncertificated form, the Directors may exercise any of the Company's powers under Article 3C to effect the sale of the share to, or in accordance with the directions of, the person to whom the share is sold. The person to whom the share is sold";

     (kk) In Article 37, after the words "any share in the Company", the following is inserted: "which is in certificated form";

     (ll) A new Article 37A is inserted between Article 37 and Article 38, as follows:

       "37A. Title to a share which is in uncertificated form shall be transferred by means of the relevant system in accordance with the Uncertificated Securities Regulations and, accordingly, no provision of these Articles which requires a written instrument of transfer and the lodging of a share certificate with the Company shall apply to such a transfer. The Directors may make such arrangements as they think fit in relation to evidencing of title to and transfer of shares in uncertificated form subject to the Uncertificated Securities Regulations. ";

     (mm) In Article 38:

       (i) after the words "All transfers of shares", the following is inserted: "in certificated form"; and

       (ii) after the words "which the Directors may approve", the following is inserted: "Every transfer of uncertificated shares must be effected by use of a relevant system in accordance with the provisions of the Uncertificated Securities Regulations.";

     (nn) In Article 40, after the words "any instrument of transfer", the following is inserted: "of a share in certificated form";

     (oo) In Article 41:

       (i) after the words "with the Company", the following is inserted:
    "or on which the relevant Operator-instruction was received by the Company"; and

       (ii) after the words "notice of the refusal and", the following is inserted: ", in the case of shares in certificated form,";

     (pp) In Article 42, after the words "instrument of transfer", the following is inserted: "Operator-instruction,";

     (qq) Article 43 is deleted and replaced by the following:

       "43. The registration of transfers of shares or of transfers of any class of shares may be suspended at such times and for such periods (not exceeding 30 days in any year) as the Directors may determine, except that the Directors may not suspend the registration of transfers of any participating security without the consent of the Operator of the relevant system.";


     (rr) In Article 47:

       (i) after the words "registered himself", the following is inserted:
    "and the share is in certificated form,";

       (iii) after the words "another person registered", the following is inserted: "and the share is in certificated form,"; and

       (iii) after the words "transfer of the share.", the following is inserted: "If he shall elect to have another person registered and the share is in certificated form, he shall take any action the Directors may require (including, without limitation, the execution of any document and the giving of any instruction by means of a relevant system) to enable himself or that person to be registered as the holder of the share.";

     (ss) The second sentence of Article 55 is deleted and is replaced by the following: "Where the shares to be sold are held in certificated form, the Directors may authorize some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. Where the shares to be sold are held in uncertificated form, the Directors may do all acts and things that they consider necessary or expedient to effect the transfer of the shares to, or in accordance with the directions of, the purchaser. The purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.";

     (tt) A new Article 76.(B)(ii)(c) is inserted, between Article 76.(B)(ii)(b) and Article 76.(C), as follows:

       "(c) registration of the transfer is required by the Uncertificated Securities Regulations.";


     (uu) A new Article 76.(E)(iv) is inserted, between Article 76.(E)(iii) and Article 77, as follows:

       "(iv) The Company may exercise any of its powers under Article 3C in respect of any default share that is held in uncertificated form.";

     (vv) In Article 134.(A):

       (i) after the words "loss of any such cheque, warrant or order", the following is inserted: "In respect of shares which are in uncertificated form, the Company may also pay any dividend, interest or other moneys by such other method as the Directors may think fit which is permitted by and is in accordance with the facilities and requirements of the relevant system concerned and, subject to the requirements of the relevant system, every such payment shall be effected at the risk of the person or persons entitled to the money represented thereby. ";

       (ii) after the words "the payment of such cheque, warrant or order", the following is inserted: "or payment by such other method as is permitted by the relevant system";

       (iii) after the words "If any such cheque, warrant or order", the following is inserted: "or payment by such other method as is permitted by the relevant system"; and

       (iv) after the words "replacement cheque, warrant or order", the following is inserted: "or payment by such other method as is permitted by the relevant system";

     (ww) In Article 10A(J), in the second and final sentences of the definition of "Market Value", after the words "NASDAQ National Market System" the words "or the NASDAQ SmallCap Market" are inserted, and the word "or" is deleted from the final sentence of such definition and is replaced by ",";

     (xx) In Article 15, the words "and security" are deleted;

     (yy) In Article 19, after the words "as the Directors may determine.", the following is inserted: "A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of shares in respect of which the call was made.";

     (zz) In Article 39:

       (i) in the first sentence, the words "the UK Listing Authority and" are added before the words "the London Stock Exchange";

       (ii) after the words "transfer of any share", the following is inserted: "in certificated form";

       (iii) the words "or the transfer of a share on which the Company has a lien" are deleted; and

       (iv) in the second sentence, the words "London Stock Exchange" are deleted and are replaced by "UK Listing Authority";

     (aaa) In Article 76, in the first sentence, the words "the UK Listing Authority and" are added before the words "the London Stock Exchange";

     (bbb) In Article 136, the words "The Stock Exchange" are deleted and are replaced by "the UK Listing Authority or the London Stock Exchange";


     (ccc) In Article 155.(A):

       (i) the words "Quotations Department of The Stock Exchange in London" are deleted and are replaced by "the London Stock Exchange";

       (ii) a new Article 155.(A)(v) is added, between Article 155.(A)(iv) and Article 155.(B), as follows:

         "(v) at the date of sale and when the instrument of transfer is executed, the shares are in certificated form or, if the shares are in uncertificated form at the date of sale, the sale and transfer comply with the requirements of the Uncertificated Securities Regulations."; and

     (ddd) In Article 155.(B), the first sentence is deleted and is replaced by:

       "To give effect to any such sale the Directors may:

         (a) where the shares are in certificated form, authorize any person to execute an instrument of transfer of the shares, and such instrument of transfer shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares; or

         (b) where the shares are in uncertificated form, do all acts and things they consider necessary or expedient to effect the transfer of the shares, which exercise of powers shall be as effective as if exercised by the holder of, or person entitled by transmission to, the shares.

    The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale."

   Our board of directors has unanimously approved proposed Resolution 6 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the meeting will be required for adoption of the proposed resolution.

   We propose to amend article 90 of our articles of association to increase the annual limit on directors' fees to (Pounds)500,000. The present limit is (Pounds)150,000. The limit applies to fees paid to our non-executive directors and is an aggregate limitation.

   We are a multinational company and, in order that our board of directors can function effectively and in accordance with both United States and United Kingdom corporate governance best practice, we require high caliber non-executive directors with appropriate experience. In addition, because we are an English company with substantial U.S. operations, our directors are often required to travel. In order that we can attract and retain a sufficient number of suitable non-executive directors, our fee structure for our non-executive directors must be market competitive. The present fee limitation makes it difficult for us to remain market competitive, particularly in the United States, the home of all of our current directors.

   We have been able to respond in part to market pressures by paying additional fees to our non-executive directors for attendance at committee meetings, but we do not believe that this is a satisfactory long-term approach. In addition, the two non-executive directors appointed by our convertible participating shareholders currently waive their entitlement to directors' fees, which has helped reduce the level of directors' fees over the past two years, but they are under no obligation to Danka to continue to do so.

   If resolution 7 is approved, we will implement a new compensation plan for our non-executive directors (excluding our chairman) effective from April 1, 2001. Under the new plan, each non-executive director will receive:

 . an annual retainer of (Pounds)25,000,

 . a fee for each board or committee meeting attended (in person or by telephone) of (Pounds)1,200, and

 . an annual fee of (Pounds)3,500 in respect of each board committee (if any) of which the non-executive director is chairman.

   We believe that the new compensation plan is market competitive and in line with standard practice. Our executive directors and our chairman will not receive compensation for board service in addition to their salaries under the new plan.

   The proposed limit of (Pounds)500,000 is an aggregate maximum amount that we have chosen so that we have flexibility during the foreseeable future. It is not an estimate of the fees that we will pay to our directors. We expect that the level of directors' fees will remain below this amount in the near future.

   To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 7:

  THAT the articles of association of the Company be and are hereby amended, effective from the conclusion of this Meeting, as follows:

       In Article 90, "(Pounds)150,000" is deleted and is replaced by "(Pounds)500,000".

   Our board of directors has unanimously approved proposed Resolution 7 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the meeting will be required for adoption of the proposed resolution.

Resolution 8 (Ordinary): Amendment of The Danka 1999 Share Option Plan

   We are seeking approval to amend our 1999 Share Option Plan to allow for the allotment of options over an increased number of shares.

   We believe that the opportunity to acquire a proprietary interest in Danka provides an increased incentive to contribute to our future success and prosperity, therefore enhancing the value of our stock for the benefit of all of our shareholders, and increases our ability to attract and retain individuals of exceptional skill. Because we view the award of options as a highly important part of our strategy to attract, retain and incentivize our employees, we propose to increase the number of shares issuable under the 1999 Plan by 5,000,000 American depositary shares or 20,000,000 ordinary shares. We believe that an increase of this size is necessary so that we are able to award sufficient options over the foreseeable future to incentivize our employees.

   We have two share option plans: our 1996 Share Option Plan and the 1999 Plan. The total number of shares that may be issued under the 1996 Plan is 5,500,000 American depositary shares or 22,000,000 ordinary shares. The total number of shares that currently may be issued under the 1999 Plan is 3,000,000 American depositary shares or 12,000,000 ordinary shares. As of July 1, 2001, options were outstanding over 4,219,234 American depositary shares or 16,876,937 ordinary shares under the 1996 Plan, options were outstanding over 1,000,000 American depositary shares or 4,000,000 ordinary shares under the 1999 Plan and 3,280,765 American depositary shares or 13,123,063 ordinary shares were available for option grants under the two plans.

   If Resolution 9 is passed, the total number of shares that may be issued under the two plans will be 54,000,000 ordinary shares, or 13,500,000 American depositary shares, including in respect of existing option grants, which is equal to approximately 21.8% of our issued ordinary share capital as of September 5, 2001.


   Approximately 80.7% of the outstanding options under the two plans as of July 1, 2001 have exercise prices equal, or equivalent to, 43.17 pence and upwards, to a maximum of 730 pence. As of close of business on September 5, 2001, the latest practicable date prior to publication of this proxy statement, the closing price of our American depositary shares on the Nasdaq SmallCap Market was $0.77 (equivalent to approximately $0.19 per ordinary share) and the closing price of our ordinary shares on the London Stock Exchange was 14 pence.

   The 1999 Plan is structured in two parts:

   Part A provides for option grants in all of the countries in which the Company currently has operations. Under Part A, United States employees may be granted incentive stock options which meet the requirements of Section 422 of the United States Internal Revenue Code for non-qualifying options.

   Part B has been submitted to the United Kingdom Inland Revenue for approval and is intended to allow for options up to an exercise value of (Pounds)30,000 per individual to be granted to United Kingdom-based employees on a tax-efficient basis.

   The 1999 Plan is administered by our human resources committee, which consists wholly of non-employee directors who qualify as "non-employee" directors as defined pursuant to regulations under the United States Securities Exchange Act of 1934. The human resources committee independently determines the persons to whom options are granted, the dates of grant, and the number of shares subject to each option. All of our employees are eligible for the award of options under the 1999 Plan.

   The principal terms of the 1999 Plan are as follows:

 . Options may be granted to purchase shares at a price per share fixed by the human resources committee, generally at not less than the fair market value on the date of the grant.

 . Options will be granted for a term of up to ten years, but generally may be exercised as to one-third of the number of shares one year after the date of grant, the next one-third two years after the date of grant, and the final one-third three years after the date of grant.

 . No participant may be issued, in the aggregate over any five year period, options over more than 1,000,000 American depositary shares (equivalent to 4,000,000 ordinary shares).

 . Options generally terminate within 30 days following termination of employment or within one year, in the event of death, cessation of employment through ill-health, injury, disability, retirement, or the employing company or business leaving the Danka group. If an optionholder ceases to be employed for reasons of dishonesty or fraud, his options will lapse on the date of termination of his employment.

 . An option that lapses, terminates or is forfeited will be available for future grant.

 . Options are not transferable except by will or the laws of descent and distribution.

 . Options may not be granted under the 1999 Plan more than ten years after its adoption by shareholders.

 . In the event of a change of control of Danka, options may be exercised immediately or rolled-over (exchanged) for options of the acquiring company.

 . All options available under the 1999 Plan are subject to adjustments that may be made for a merger, reorganization, stock dividend, stock split or other similar change affecting our outstanding shares.

   The following description of the United States income tax consequences of the issuance and exercise of options under the 1999 Plan to United States option holders and Danka is being provided in this proxy statement for the purposes of United States securities law requirements.

   Optionholders do not realize taxable income as a result of the grant of options and we will not be entitled to a deduction for federal income tax purposes with regard to the grant of options.

   Incentive stock options granted pursuant to the 1999 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422, or any successor section, of the Internal Revenue Code, as amended. If an optionholder makes no disposition of the shares acquired pursuant to the exercise of an incentive stock option within one year after the transfer of shares to the optionholder and within two years from grant of the option, the optionholder will realize no taxable income as a result of the exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. However, the optionholder will generally recognize the amount of the difference between the fair market value of the shares received upon exercise and the exercise price for purposes of calculating income for alternative minimum tax purposes. Under these circumstances, we will not be entitled to a deduction for federal income tax purposes with respect to the issuance of the incentive stock options, the transfer of shares upon their exercise or the ultimate disposition of such shares.

   If shares subject to incentive stock options are disposed of prior to the expiration of the above time periods, the optionholder will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price; and (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by us for federal income tax purposes in the same year. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

   An optionholder who exercises a non-qualifying option granted under the 1999 Plan will recognize as taxable ordinary income, at the time of exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such amount will ordinarily be deductible by us in the same year.

   Section 162(m) of the Internal Revenue Code generally limits our federal income tax deduction for compensation paid in any year to each of our chief executive officer and our four highest paid executive officers, other than our chief executive officer, to $1,000,000 per year, to the extent that such compensation is not "performance based". Under United States tax regulations, a stock option will, in general, qualify as "performance based" compensation if:

 . it has an exercise price of not less than the fair market value of the underlying stock on the date of grant;

 . it is granted under a plan that limits the number of shares for which options may be granted to any participant during a specified period, which plan is approved by a majority of our stockholders entitled to vote thereon; and

 . it is granted by a compensation committee consisting solely of at least two independent directors.

   If a stock option grant to our chief executive officer or one of our four highest paid executive officers, other than our chief executive officer, is not "performance based", the amount that would otherwise be deductible by us in respect of the grant of such option will be disallowed to the extent that the executive's aggregate non-performance based compensation in the relevant year exceeds $1,000,000.

   The United States income tax consequences of option grants and exercises are complex and the above description is general in nature. The above description does not purport to be complete and is subject to changes in the United States income tax laws.

   The 1999 Plan may be amended by our human resources committee subject in certain cases to the prior approval of our shareholders, including amendments to the Plan to provide for the issue of additional shares. Assuming that Resolution 8 is passed, in order to provide for the issuance of additional shares, the human resources committee will make the following amendments to the 1999 Plan:

 . Rules 6.1 of Part A and Part B will be amended to provide that the total number of shares which may be issued under the 1999 Plan, whether in the form of American depositary shares or ordinary shares, shall not exceed the equivalent of 32,000,000 ordinary shares.


 . Rules 6.2 of Part A and Part B will be deleted. Rules 6.2 of Part A and Part B provide that no options may be granted under the 1999 Plan which would, at the time they are granted, cause the number of American depositary shares or ordinary shares which shall have been, or may be, issued in pursuance of options granted under the 1999 Plan in the period of 10 years ending at that time to exceed such number as represents 5% of our issued ordinary share capital at that time.


   A copy of the 1999 Plan, as proposed to be amended, is available for inspection at our registered office during normal working hours and will be available for inspection at the place of the annual general meeting during the meeting and for at least fifteen (15) minutes prior to the meeting.

   To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 8:

  THAT the amendments to the Danka 1999 Share Option Plan (the "1999 Plan") to allow for the issuance pursuant to the 1999 Plan of an additional 5,000,000 American depositary shares of the Company (equivalent to 20,000,000 ordinary shares) as described in the Company Proxy Statement for the Meeting, be and are hereby approved and the Board of Directors be and is hereby authorized to do all such things as may be necessary to carry the same into effect.

   Our board of directors has unanimously approved proposed Resolution 8 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the meeting will be required for adoption of the proposed resolution.

Resolution 9 (Ordinary): Approval of the Danka 2001 Long Term Incentive Plan

   The Danka 2001 Long Term Incentive Plan is a United States-style "umbrella" incentive plan pursuant to which we may grant a wider range of equity-related incentives to our executive directors, officers and employees than we are currently permitted to offer under our existing share option plans. These incentives include restricted stock unit grants, stock appreciation rights and other share-based awards, as described below. Many of our officers and key employees are located in the United States and, in order to motivate and retain those persons, we wish to be able to offer them incentives, such as restricted stock grants, stock appreciation rights and other share-based awards, similar to those offered by comparable United States companies. We believe that, by offering these incentives, we will further encourage our employees to contribute to our future success and prosperity, therefore enhancing the value of our stock for the benefit of all of our shareholders.

   Shareholder approval of the 2001 Plan is required by the United Kingdom Listing Authority's Listing Rules and in order that awards under the 2001 Plan may satisfy the shareholder approval criteria for "qualified performance-based compensation" under Section 162(m) of the United States Internal Revenue Code.

   The following description of the 2001 Plan is qualified in its entirety by reference to the full text of the Plan, which is available for inspection at our registered office and will be available for inspection at the annual general meeting.

   The 2001 Plan will be administered by our human resources committee, which consists wholly of non-employee directors who qualify as "non-employee" directors as defined pursuant to regulations under the United States Securities Exchange Act of 1934. The human resources committee will independently determine the persons to whom awards will be granted, the form of the awards, the dates of grant, and the number of shares subject to each award.

   Awards under the 2001 Plan may be made over our ordinary shares or American depositary shares. Information regarding the market price of our ordinary shares and American depositary shares as of the latest practicable date prior to publication of this document is given above under the heading "Resolution 8 (Ordinary): Amendment of the Danka 1999 Share Option Plan".

   The total number of shares in respect of which awards may be made under the 2001 Plan will be 5,000,000 American depositary shares or 20,000,000 ordinary shares, which is equal to approximately 8.0% of our issued ordinary share capital as of September 5, 2001.


   Awards under the 2001 Plan may take the following forms:

 . Restricted stock unit awards: A restricted stock unit award is an award in respect of a number of shares which is subject to vesting restrictions. Lapse of the restrictions may depend upon the fulfillment of time and/or performance-based criteria. Our human resources committee will determine the restrictions that will apply to an award of restricted stock units under the 2001 Plan and the terms on which those restrictions will lapse, which restrictions will be set out in an award agreement. Shares subject to restricted stock awards will be transferred to the awardholder at the time, and in the circumstances, set out in the award agreement. An awardholder will not be entitled to any dividends or other rights of a shareholder in respect of restricted stock units and will not be permitted to transfer shares which are the subject of restricted stock units until the relevant shares are registered in his or her name and, if applicable, any other vesting criteria have been satisfied.

 . Stock appreciation rights: The holder of a stock appreciation right (commonly referred to as a "SAR") is entitled to exercise the right to receive the excess of the fair market value of a specified number of our shares as of the exercise date over the fair market value of the shares as of the date of the grant of the award. Our human resources committee will determine the terms and conditions on which awards of stock appreciation rights will be made under the 2001 Plan.


 . Other share-based awards: The 2001 Plan provides our human resources committee with the discretion to make other awards of our shares in such forms and on such conditions as the committee may determine, within Plan limitations. These awards may include the right to receive shares upon completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

   The principal terms of the 2001 Plan are as follows:

 . Restricted stock units and stock appreciation rights may only be granted at times permitted by our share dealing code, and a restricted stock unit or stock appreciation right award may not be made if the market value of the shares over which the award is made would be determined by reference to a day or days within a period prescribed by our share dealing code.

 . No monetary consideration will be payable by an awardholder for the grant of a restricted stock unit award or stock appreciation right under the 2001 Plan.

 . Instead of the transfer of shares in respect of a restricted stock unit to an awardholder, our human resources committee may determine to pay the awardholder a sum equal to the cash equivalent of the shares that are the subject of the restricted stock unit, based on the market value of the shares.

 . Stock appreciation rights may be settled in cash or shares, at the discretion of our human resources committee.

 . Our human resources committee will determine the circumstances in which awards under the 2001 Plan will lapse, terminate or are forfeited. Shares that are subject to an award that lapses, terminates or is forfeited will be available for future grant.

 . No one participant may be issued, in the aggregate over any one year period, awards over more than 2,000,000 ordinary shares (equivalent to 500,000 American depositary shares).

 . Awards will not be transferable except by will or the laws of descent and distribution.

 . Awards may not be granted under the 2001 Plan after the tenth anniversary of October 9, 2001, but awards granted before the tenth anniversary may extend beyond that date.

 . In the event of a change of control of Danka, restricted stock will vest and stock appreciation rights may be exercised, except as expressly provided otherwise in the terms and conditions of the relevant award agreement(s).

 . Awards under the 2001 Plan will be subject to adjustments that may be made for a merger, reorganization, stock dividend, stock split or other similar change affecting our outstanding shares.

 . Our human resources committee may waive any terms and conditions attaching to any award under the 2001 Plan at any time, including by accelerating or waiving vesting conditions.

 . Our human resources committee may make awards under the 2001 Plan in assumption of, or in substitution for, outstanding awards previously granted.

 . Our human resources committee will be authorized to interpret the 2001 Plan, to make any rules and regulations relating to the Plan and to correct any defect or supply any omission or reconcile any inconsistency in the Plan. Any decision of the human resources committee regarding the interpretation or administration of the 2001 Plan will be final and binding on all parties.

 . Our human resources committee may amend or terminate the 2001 Plan in any manner and at any time. However, no amendment may adversely affect the rights of awardholders without the consent of a majority of those awardholders who have indicated whether or not they approve the amendment. In addition, no amendment may be made to the advantage of awardholders without the prior approval by ordinary resolution of our shareholders in a general meeting, except for minor alterations to benefit the administration of the 2001 Plan or to obtain or maintain favorable tax, exchange of control or regulatory treatment of awardholders or any member of the Danka group, or if the amendment solely relates to conditions imposed on an award.

 .  Benefits under the 2001 Plan will not be pensionable.

   Resolution 9 also provides that we may establish additional incentive plans based on the 2001 Plan which vary the rules of the 2001 Plan to take account of local tax, exchange control or securities laws or regulations. The awards issued under any such further plans will count against the limits on individual and overall participation contained in the 2001 Plan.

   The following description of the United States income tax consequences of the issuance and exercise of awards under the 2001 Plan to United States persons and Danka is being provided in this proxy statement for the purposes of United States securities law requirements. Some of the terms used in this description are explained above under "Resolution 8 (Ordinary): Amendment of the Danka 1999 Share Option Plan".

   The grant of a restricted stock unit or stock appreciation right under the 2001 Plan will not result in any taxable income to the recipient and we will not be entitled to a deduction for federal income tax purposes with regard to the grant of restricted stock units or stock appreciation rights.

   The amount of any cash received by the holder of a stock appreciation right on exercise and the fair market value on the exercise date of any shares received are taxable to the recipient as ordinary income and are deductible by us.

   With respect to an award granted under the 2001 Plan that is paid either in cash or shares that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of the cash or the fair market value of the shares received, determined as of the date of such receipt, over the amount (if any) paid for such shares of by the holder of the award. We will be entitled to a deduction for the same amount after the individual recognizes income in respect of the award.


   With respect to an award that is paid in shares that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the United States Internal Revenue Code, the holder of the award must recognize ordinary income equal to the excess of the fair market value of the shares received, determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier, over the amount, if any, paid for such shares by the holder.


   We will be entitled to a deduction for the same amount after the individual recognizes income in respect of the award.

   Under the 2001 Plan, the human resources committee may require payment from an awardholder in respect of taxes payable in respect of awards or withhold amounts in respect of those taxes from the award or the awardholder's other compensation.

   The limitations imposed on our federal income tax deduction for compensation paid in any year to each of our chief executive officer and our four other highest paid executive officers by Section 162(m) of the Internal Revenue Code as described under "Resolution 8 (Ordinary): Amendment of the Danka 1999 Share Option Plan" above will apply as regards awards under the 2001 Plan.

   The United States income tax consequences of award grants and exercises are complex and the above description is general in nature. The above description does not purport to be complete and is subject to changes in the United States income tax laws.

   Our board of directors reserve the right up to the time of the annual general meeting to make such amendments and additions as they may consider necessary or desirable to the 2001 Plan, provided that such amendments and additions do not conflict in any material respect with the summary set out above.

   A copy of the 2001 Plan is available for inspection at our registered office during normal working hours and will be available for inspection at the place of the annual general meeting during the meeting and for at least fifteen (15) minutes prior to the meeting.

   To accomplish the foregoing, our board of directors proposes adoption of the following resolution:

   Resolution 9:

  THAT:


       (a) the Danka 2001 Long Term Incentive Plan (the "2001 Plan") for officers, executive directors and certain employees of the Company and its subsidiaries, materially in such form as described in the Company Proxy Statement for the Meeting, and in such final form as provided by the Chairman to the Meeting be and is hereby approved and the Board of Directors be and is hereby authorized to do all such acts and things as may be necessary to carry the same into effect; and

       (b) the Board of Directors be and is hereby authorized to establish further incentive plans based on the 2001 Plan but modified to take account of local tax, exchange control or securities laws or regulations, provided that any awards made under such further plans are treated as counting against any limits on individual or overall participation under the 2001 Plan.


   Our board of directors has unanimously approved proposed Resolution 9 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the meeting will be required for adoption of the proposed resolution.

                                   MANAGEMENT

Directors and Executive Officers

   The table below contains information regarding our current directors and executive officers and the current directors and executive officers of our primary operating subsidiaries. The executive officers serve at the pleasure of the respective boards of directors.


                                                         Board Committees
                                                    ---------------------------   Current    Projected
                                                                        Human   Directors'  Directors'
Name                     Age      Position(s)       Nominations Audit Resources Rotation(1) Rotation(2)
----                     ---      -----------       ----------- ----- --------- ----------- -----------
Michael B. Gifford......  65 Chairman and Director        X       --      --       2001        2004
P. Lang Lowrey III......  47 Chief Executive              X       --      --       2001        2004
                             Officer and Director
Brian L. Merriman.......  64 Corporate President,        --       --      --       2002        2002
                             Chief Operating
                             Officer and Director
Richard C. Lappin.......  56 Director                    --       --       X       2001          --
Richard F. Levy.........  71 Director                    --        X      --       2003        2002
J. Ernest Riddle........  59 Director                    --        X      --       2003        2003
James L. Singleton......  45 Director                     X       --       X         (3)       2003
Anthony D. Tutrone......  37 Director                    --        X      --         (3)       2003
C. Anthony Wainwright...  67 Director                     X       --       X       2002        2002
Paul G. Dumond..........  46 Company Secretary           --       --      --         --
F. Mark Wolfinger.......  46 Executive Vice              --       --      --         --
                             President and Chief
                             Financial Officer
David P. Berg...........  40 President and Chief         --       --      --         --
                             Operating Officer,
                             Canada, Latin America
                             and Asia Pacific
Ricardo A. Davis........  54 Chief Administrative        --       --      --         --
                             Officer
J. Michael Hawkins......  54 President, Technical        --       --      --         --
                             Services, Strategic
                             Business Unit
Michel Amblard..........  54 Senior Vice President       --       --      --         --
                             of Finance, Danka
                             International
Kevin J. Dean...........  54 Senior Vice President       --       --      --         --
                             of Finance, Danka
                             Americas
Todd L. Mavis...........  40 President, Chief            --       --      --         --
                             Operating Officer and
                             U.S. Office Imaging
                             Strategic Business
                             Unit
Keith J. Nelsen.........  37 Senior Vice President       --       --      --         --
                             and General Counsel
Sanjay Sood.............  37 Senior Vice President       --       --      --         --
                             of Finance and
                             Accounting
Robertus H.M. van
 Heyningen..............  39 Finance Director,           --       --      --         --
                             Danka International
Elmar K. Wanderer.......  47 Corporate Vice              --       --      --         --
                             President, Danka
                             International
Peter Williams..........  49 President and Chief         --       --      --         --
                             Operating Officer,
                             Danka International

--------
(1) These dates for the rotation of our directors are based on our current articles of association.

(2) These projected dates for the rotation of our directors are based on the amendments to our articles of association proposed at the annual general meeting, assuming the re-election of Mr. Gifford at the meeting and the retirement (without re-election) of Mr. Lappin.

(3) Messrs. Singleton and Tutrone have been elected by the owners of the convertible participating shares.

   Michael B. Gifford. Mr. Gifford was appointed chairman of our board of directors effective March 1, 2001, upon the resignation of David Kendall. Mr. Gifford was our chief executive officer from October 2000 to February 2001. Mr. Gifford was appointed to our board of directors in September 1999. From 1983 through 1996, Mr. Gifford was group chief executive of the Rank Organization Plc, a London based leisure and entertainment conglomerate and the joint venture partner for Xerox operations outside the Americas. During that period, he served as the Rank representative on the Rank Xerox board. He was also a director of Fuji Xerox, whose operations covered the Eastern Hemisphere. Mr. Gifford also served on the board of directors of English China Clays Plc from 1992 to 1999. He is currently a director of The Gillette Company, a United States quoted global consumer products company.

   P. Lang Lowrey III. Mr. Lowrey was appointed as our chief executive officer and director effective March 1, 2001. From 2000 to February 2001, Mr. Lowrey served as chief executive officer of eMags Solutions, LLC, a worldwide data storage solutions and services company and as chairman of eMags since 1999. From 1995 to 1997, Mr. Lowrey served as chairman and chief executive officer of Anacomp, Inc., an imaging solutions and services company. From 1997 to 1998, Mr. Lowrey was chairman emeritus of Anacomp. Since 1997, Mr. Lowrey has been the managing partner of Buckhead Angels, an e-commerce venture capital group.

   Brian L. Merriman. Mr. Merriman joined us in July 1998 and was appointed to our board of directors in July 1999. Mr. Merriman was also appointed in July 1999 to serve as our president and chief operating officer worldwide and is responsible for the sales, service and marketing activity of our global operations. Before Mr. Merriman's appointment to the board of directors in July 1999, he served as president and chief operating officer of Danka Americas, including the United States, Canada and Latin America regions. From 1994 to 1998 Mr. Merriman served as senior vice president of the Electronic Imaging Division of Toshiba America Information Systems, Inc. Mr. Merriman has also held several senior level positions with Savin Corporation and Konica Business Machines USA, Inc.

   Richard C. Lappin. Mr. Lappin was appointed as a director in September 1999. Mr. Lappin has been a senior managing director at Blackstone Group since 1999. Between Blackstone Group and Farley Industries, Mr. Lappin provided consulting and personal investment services from 1998 to 1999. Before joining Blackstone, Mr. Lappin served as president of Farley Industries from 1990 to 1998. Farley Industries' operations included West Point-Pepperell, Inc., Acme Boot Company Inc., Magnus Metals, Inc., and Fruit of the Loom, Inc. He was also president and chief executive officer of Doehler-Jarvis and Southern Fastening Systems. Mr. Lappin has also held senior executive positions with Champion Spark Plug Company and RTE Corporation. Mr. Lappin currently serves as a director of American Axle, Collins & Aikman, Premcor, Inc., Haynes, and Republic Technologies.

   Richard F. Levy. Mr. Levy was appointed as a director in February 2000. Since May 1996, Mr. Levy has been a partner at Altheimer & Gray, an international law firm based in Chicago, Illinois. Before joining Altheimer & Gray, Mr. Levy was a partner with Kirkland & Ellis, an international law firm also based in Chicago, Illinois. Mr. Levy also serves as vice chairman and a director of Amalgamated Investments Company, a bank holding company. Mr. Levy is also a director of Matria Healthcare Inc., an international healthcare company and First Oak Brook Bancshares, Inc., a bank holding company, both of whose shares are traded on the Nasdaq National Market. Before 1998, he was a director of Ambassador Apartments, a large apartment real estate investment trust.

   J. Ernest Riddle. Mr. Riddle was appointed as a director in January 1998. Since 2001, Mr. Riddle has been vice chairman of Enterasys Networks, Inc., a New York Stock Exchange company that provides equipment and services in the enterprise network sector. From March 1997 to July 1999, Mr. Riddle was president and chief operating officer of Norrell Services, Inc., an outsourcing information technology and staffing services company based in Atlanta, Georgia. Before joining Norrell, Mr. Riddle spent four years with Ryder System, Inc., a logistics and transportation group, primarily in marketing and sales. He was president of Ryder International from October 1995 to December 1996. Mr. Riddle also has considerable experience in the photocopier industry, having worked for Xerox Corporation from 1966 to 1992 where he held several executive positions including vice president marketing and vice president operations for the United States group, and vice president worldwide marketing operations and vice president marketing/sales director for Rank Xerox in London. Mr. Riddle serves on the board of directors of AirNet Systems, Inc, a provider of time-sensitive small package delivery services. He also serves as a trustee of Brevard College and is on the board of visitors of the Kenan-Flagler Business School at the University of North Carolina.

   James L. Singleton. Mr. Singleton was appointed as a director in December 1999. In 1994 Mr. Singleton formed The Cypress Group LLC, a private equity firm, and currently serves as vice chairman. Previously, Mr. Singleton was a managing director in Lehman Brothers' Merchant Banking Group. Mr. Singleton serves on the board of directors of Cinemark USA Inc., Genesis Health Ventures, William Scotsman Inc., WESCO International Inc., ClubCorp Inc., HomeRuns.Com. Inc. and LP Thiebault & Company. Mr. Singleton was designated by the owners of the convertible participating shares as their nominee to serve on the board of directors.


   Anthony D. Tutrone. Mr. Tutrone was appointed as a director in December 1999. In 1994 Mr. Tutrone became a principal of The Cypress Group LLC. In 1998, he was made a managing director. Before joining The Cypress Group LLC, Mr. Tutrone was a member of Lehman Brothers' Merchant Banking Group. Mr. Tutrone serves on the board of directors of AMTROL Inc. and WESCO International, Inc. Mr. Tutrone was designated by the owners of the convertible participating shares as their nominee to serve on the board of directors.


   C. Anthony Wainwright. Mr. Wainwright was appointed as a director in September 1999. Since 1997, Mr. Wainwright has served as vice chairman of McKinney & Silver, a North Carolina advertising agency and wholly-owned division of the public company MarchFIRST. From 1995 to 1997 Mr. Wainwright was the chairman of Harris Drury Cohen, a Ft. Lauderdale advertising agency. Before serving as chairman of Harris Drury Cohen, Mr. Wainwright was the chairman of Compton Partners and Saatchi & Saatchi, an international advertising agency which is a subsidiary of Cordiant PLC. Mr. Wainwright also serves as a director of six public companies including: Advanced Polymer Systems, Inc., America Woodmark Corporation, Caribiner International, Del Webb Corporation and Marketing Services Group Inc. In addition, Mr. Wainwright serves on other various private and charitable boards.

   Paul G. Dumond. Mr. Dumond has been company secretary since March 1986. He is a chartered accountant. Mr. Dumond is also the owner and director of Nautilus Management Limited, a management services company. In addition, he is a non-executive director of two publicly owned United Kingdom companies, Redbus Interhouse PLC, which provides internet web server co-location facilities, and Mid-States PLC, which distributes auto parts in the United States. Mr. Dumond was previously with Thomson McLintock, Chartered Accountants, now part of KPMG, following which he held the positions of finance manager, and later finance director, in the oil and gas industry.

   F. Mark Wolfinger. Mr. Wolfinger joined us in August 1998 and currently serves as our executive vice president and chief financial officer. Before his appointment to chief financial officer in December 1998, Mr. Wolfinger served as the president of our specialty markets divisions, including Canada, Latin America and Omnifax. Before joining us, Mr. Wolfinger served as executive vice president and chief financial officer for Hollywood Entertainment Corporation since 1997. Mr. Wolfinger also served in a variety of roles at Metromedia Restaurant Group from 1995 to 1997, before joining Hollywood Entertainment Corporation.

   David P. Berg. Mr. Berg was appointed as our president, chief operating officer of our Canada, Latin America and Asia Pacific regions effective August 6, 2001. From March 2001 to July 2001, Mr. Berg was senior vice president of Comdial Inc., a manufacturer and supplier of telecommunications equipment. From June 2000 to February 2001, Mr. Berg was president, chief operating officer of iPool Corp, an e-commerce company based in Minneapolis, Minnesota. From July 1997 to June 1999, Mr. Berg was vice president and general counsel of Danka. Prior to joining Danka in July 1997, from September 1994, Mr. Berg was senior vice president and general counsel of Nordic Track Inc., a manufacturer and distributor of fitness equipment.

   Ricardo A. Davis. Mr. Davis was appointed as our chief administrative officer effective May 16, 200l. From March 1998 to May 2001, Mr. Davis served as our senior vice president, human resources. From September 1996 to March 1998, Mr. Davis was our director of human resources, North America. From August 1996 to September 1996, Mr. Davis served as our director of human resources, southeast division. Prior to that time, from 1986 to 1996, Mr. Davis served as human resources director and in various other capacities for Electric Fuels Corporation and Florida Power Corporation, wholly owned subsidiaries of Florida Progress Corporation.

   J. Michael Hawkins. Mr. Hawkins joined us in 1996 and currently serves as president of our technical services strategic business unit. Before his appointment as president of our technical services, strategic business unit effective May 16, 2001, Mr. Hawkins served as senior vice president from 1998 to 2001. Mr. Hawkins served as vice president of customer service from 1996 to 1998. Before joining us, Mr. Hawkins worked at Xerox Corporation for twenty three years, most recently as national service agent manager and as a district manager of customer service.

   Michel Amblard. Mr. Amblard was appointed as our senior vice president and chief financial officer for Danka International effective June 1, 2001. From 1998 to June 1, 2001, Mr. Amblard served as our senior vice president and corporate controller. From September 1997 to 1998, Mr. Amblard served as our senior vice president human resources worldwide. From May 1997 to September 1997, Mr. Amblard served as project manager for our Uniting Danka project. From 1996 to 1997, Mr. Amblard served as the chief financial officer of Danka International.

   Kevin J. Dean. Mr. Dean was appointed as senior vice president of finance for Danka Americas effective January 2, 1999. Prior to joining us, Mr. Dean served as vice president and chief financial officer of Simplex Grinnell, formerly known as Simplex Time Records Company, a fire detection and security system company, from 1996 to 1998.


   Todd L. Mavis. Mr. Mavis was appointed as our president, chief operating officer of our U.S. office imaging business unit effective August 1, 2001. From 1997 to 2001, Mr. Mavis was executive vice president of Mitchell International, an information provider and software developer for insurance and related industries. From 1996 to 1997, Mr. Mavis was the senior vice president of sales and marketing at Checkmate, a developer of software and hardware services for point of sale equipment used by retailers.

   Keith J. Nelsen. Mr. Nelsen was appointed as our senior vice president and general counsel in June 2000. From 1997 to June 2000, Mr. Nelsen served as our associate general counsel. Prior to joining us, Mr. Nelsen served as vice president and associate general counsel at Nordic Track, Inc., a manufacturer and distributor of fitness equipment, from 1995 to 1997.

   Sanjay Sood. Mr. Sood was appointed as our senior vice president of finance and accounting effective June 1, 2001. From May 2000 to June 1, 2001, Mr. Sood served as our senior vice president planning and analysis. Prior to joining us, Mr. Sood served as vice president and corporate controller, senior vice president asset management of Hollywood Entertainment from 1997 to 2000. Prior to that time, Mr. Sood served in various financial positions at Dairy Mart Convenience Stores, most recently as corporate controller, from 1989 to 1997.

   Robertus H.M. van Heyningen. Mr. van Heyningen has served as finance director of Danka International since 1999. He joined Danka in 1995. Prior to joining us, Mr. van Heyningen served as finance manager of Infotec, a distributor of photocopiers and facsimiles in Europe, since 1992.

   Elmar K. Wanderer. Mr. Wanderer has served as corporate vice president of Danka International since 1999. He joined Danka in 1996. Prior to joining us, Mr. Wanderer worked for Infotec, a distributor of photocopiers and facsimiles in Europe for eighteen years, most recently as a general manager in the dealer and distribution business of Infotec International.

   Peter Williams. Dr. Williams was appointed as our president and chief operating officer, Danka International effective July 23, 2001. From 1984 to June 2001, Dr. Williams was employed by Anacomp, Inc., an imaging solutions and services company, most recently as executive vice president in charge of Anacomp's European operations.

   Our articles of association set the size of our board of directors at not less than two persons. Our board of directors currently consists of nine members who serve pursuant to our articles of association.

   Two directors are elected by the convertible participating shareholders: currently these are Mr. Singleton and Mr. Tutrone. The directors elected by the convertible participating shareholders are elected by the affirmative vote of a majority of the votes cast at a class meeting of the convertible participating shareholders. The quorum for the class meeting is two persons holding or representing by proxy at least one-third in nominal value of the convertible participating shares in issue.

   Our articles of association provide that, subject to the following exceptions, the convertible participating shareholders are entitled to appoint two directors so long as they hold, in aggregate, voting shares (including convertible participating shares) that represent at least ten percent of the total voting rights of shareholders. The convertible participating shareholders are entitled to appoint one convertible participating share director if they own, in aggregate, voting shares representing less than ten percent but more than five percent of the total voting rights.

   The convertible participating shareholders are entitled to appoint a maximum of one convertible participating share director if:

 . the Cypress Group LLC or its affiliates transfer convertible participating shares to a person who is not an affiliate of them without the consent of our board of directors (which consent is not to be unreasonably withheld); and

 . as a result the Cypress Group LLC and its affiliates hold in aggregate less than 50.01 percent of the convertible participating shares in issue.

   Each committee of the board of directors must include at least one director appointed by the convertible participating shareholders, except as prohibited by applicable law or regulation. The right of the convertible participating shareholders to elect the convertible participating share directors is in addition to their right to vote with other shareholders on the appointment of directors generally.

   Under our current articles of association, one-third of our board of directors, excluding directors appointed by the board since the last annual general meeting, are required to retire and are eligible for re-election at each annual general meeting. If the amendments to our articles of association that are being proposed at the annual general meeting are passed, each of our directors will be required to retire from office at the third annual general meeting after his appointment or, if earlier, the annual general meeting which falls in the third calendar year after his appointment. In addition, directors may be appointed by the board of directors. Directors appointed by the board of directors will hold office only until the next following annual general meeting of shareholders, when they are eligible for re-election.

   There is no understanding regarding any of our executive officers or directors or any other person pursuant to which any executive officer or director was, or is, to be elected or appointed to such position except for the directors appointed by the convertible participating shareholders.

   No executive officer is related to any other executive officer or director.

   Our board of directors held twenty-six (26) meetings (including conference calls) during our fiscal year 2001. Of the twenty-six board meetings, eleven were held to authorize the allotment of shares (as required by English law) in connection with our obligations to pay convertible participating share dividends and to make matching contributions to our 401(k) Plan. One board meeting was held solely to authorize the execution of a guarantee of a lease of a Canadian property. One board meeting was held solely to confirm J. Ernest Riddle's membership of our audit committee. Generally, each of those thirteen board meetings were attended by two directors, the quorum for a board meeting, and none of our incumbent directors attended seventy-five percent (75%) or more of them. All of our directors attended seventy-five percent (75%) or more of the remaining meetings of the board and of each committee of which he is a member.

Nominations Committee

   Our nominations committee makes recommendations to our full board of directors with respect to the size and composition of our board of directors and its committees and with respect to nominees for election and re-election as directors. The nominations committee did not meet in our fiscal year 2001. The nominations committee will consider suggestions regarding candidates for election to the board submitted by shareholders in writing to our company secretary. With regard to the 2002 annual general meeting, any such suggestion must be received by our company secretary no later than the date by which shareholder proposals for such annual general meeting must be received as described below under the heading "Shareholders Proposals for Presentation at our 2002 Annual General Meeting". The members of the nominations committee are Michael B. Gifford (chairman), P. Lang Lowrey, James L. Singleton, and C. Anthony Wainwright.


Audit Committee

   The functions of our audit committee are to recommend annually to our board of directors the appointment of our independent public accountants (Chartered Accountants and Registered Auditor), discuss and review the scope and the fees of the prospective annual audit, review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with our existing major accounting and financial policies, review our financial statements, review the adequacy of our financial organization, review management's procedures and policies relative to the adequacy of our internal accounting control, monitor compliance with relevant laws relating to accounting practices and review and approve transactions, if any, with affiliated parties. The audit committee met five (5) times in our fiscal year 2001.

   The audit committee also reviews the systems and procedures for direct communication between the audit committee and internal accounting staff and the auditors. Further information regarding our audit committee is set out in the Audit Committee Report below. The members of the audit committee are J. Ernest Riddle (chairman), Richard F. Levy, and Anthony D. Tutrone.

Human Resources Committee

   The function of our human resources committee, which is composed of independent outside directors, is to review and approve annual salaries and bonuses for the chairman, executive directors and certain officers and to review, approve and/or generally recommend to our board of directors the terms and conditions of periodic stock option grants and employee benefit plans or changes thereto. The human resources committee met six (6) times in our fiscal year 2001. The members of the human resources committee are C. Anthony Wainwright (chairman), Richard C. Lappin, and James L. Singleton.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

   The following table sets forth, as of August 15, 2001, information as to the beneficial ownership of our ordinary shares by:


 . each person known to us as having beneficial ownership of more than five percent (5%) of our equity securities;

 .  each director;

 . each "named executive officer" as defined in Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934; and

 .  all of our directors and executive officers as a group.


                                                 Shares Beneficially Owned
                                                 As of August 15, 2001(2)
                                             ---------------------------------
                                             Number of
                                              Ordinary     ADS
        Name of Beneficial Owner(1)          Shares(11) Equivalent Percent(11)
        ---------------------------          ---------- ---------- -----------
Holdings of greater than 5 percent
Cypress Associates II LLC(3)................ 71,593,248 17,898,312    22.4%
Prudential Corporation plc(4)............... 19,169,457  4,792,364     7.5%
Holdings by Directors, Named Executive
 Officers and all Directors and Executive
 Officers as a Group
P. Lang Lowrey III..........................        --         --       *
Michael B. Gifford..........................      8,000      2,000      *
Brian L. Merriman(5)........................  2,762,855    690,714    1.1%
Richard C. Lappin...........................     10,000      2,500      *
Richard F. Levy.............................     40,000     10,000      *
J. Ernest Riddle............................     20,000      5,000      *
James L. Singleton(6)....................... 71,593,248 17,898,312    22.4%
Anthony D. Tutrone..........................        --         --       *
C. Anthony Wainwright.......................      4,000      1,000      *
F. Mark Wolfinger(7)........................  1,521,624    380,406      *
Kevin J. Dean(8)............................    186,666     46,666      *
David P. Berg...............................      6,680      1,670      *
Ernest R. Miller(9).........................     12,108      3,027      *
Larry K. Switzer(10)........................  6,357,364  1,589,341     2.5%
All directors and executive officers as a
 group (22 persons)......................... 77,170,374 19,292,593    24.7%

--------
 (*)  Represents less than one percent (1%) of the share capital.

 (1) Except for Messrs. Wolfinger, Dean, Miller, Switzer, and Berg, all of the listed individuals are currently directors. Messrs. Lowrey, Merriman, Wolfinger and Dean are executive officers.

 (2) Except as otherwise indicated, all ordinary shares or American depositary shares are held of record with sole voting and investment power.

 (3)  Consists of:

   . 211,618 convertible participating shares which are convertible into 68,044,373 ordinary shares, beneficially owned by Cypress Merchant Banking Partners II L.P.;


   . 8,996 convertible participating shares which are convertible into 2,892,605 ordinary shares, beneficially owned by Cypress Merchant Banking II C.V.; and


   . 2,041 convertible participating shares which are convertible into 656,270 ordinary shares, beneficially owned by 55th Street Partners II L.P.

      Cypress Associates II LLC, as well as James A. Stern, Jeffrey P. Hughes, James L. Singleton and David P. Spalding (each a "Managing Member" of Cypress Associates II LLC), may be deemed to beneficially own these shares. However, each of Cypress Associates II LLC and each Managing Member disclaims beneficial ownership. The principal business and office address of Cypress Associates II LLC and the Managing Members is 65 East 55th Street, New York, NY 10022. The share and percentage ownership figures are calculated at the conversion rate as of August 15, 2001 of 321.543 ordinary shares for each convertible participating share.


 (4) Consists of:

   . 20,038 convertible participating shares which are convertible into 6,443,087 ordinary shares, beneficially owned by Prudential Assurance Company Limited, a subsidiary of Prudential Corporation plc; and


   . 12,726,370 ordinary shares currently held by Prudential Corporation plc.


 (5) Includes options held by Mr. Merriman to purchase 556,667 American depositary shares, equivalent to 2,226,668 ordinary shares, all of which are currently exercisable. Also includes an entitlement to receive 128,514 American depository shares, equivalent to 514,056 ordinary shares.


 (6) Consists of 222,655 convertible participating shares which are convertible into 71,593,248 ordinary shares beneficially owned by affiliates of Cypress Associates II LLC. Mr. Singleton is Vice Chairman of The Cypress Group LLC. See note 3 above. Mr. Singleton disclaims beneficial ownership of such shares.


 (7) Includes options held by Mr. Wolfinger to purchase 380,000 American depositary shares, equivalent to 1,520,000 ordinary shares, all of which are currently exercisable.

 (8) Includes options held by Mr. Dean to purchase 41,667 American depositary shares, equivalent to 166,667 ordinary shares, all of which are currently exercisable.


 (9) Mr. Miller resigned as an executive officer effective June 29, 2001. The disclosure of Mr. Miller's stock ownership is based on the most recent information known to us.

(10) Mr. Switzer resigned as a director and as chief executive officer effective October 12, 2000. Includes options held by Mr. Switzer to purchase 1,000,000 American depositary shares, equal to 4,000,000 ordinary shares, all of which are currently exercisable. The disclosure of Mr. Switzer's stock ownership is based on the most recent information known to us.


(11) At August 15, 2001 a total of 247,570,566 ordinary shares were outstanding. Pursuant to the rules of the Securities and Exchange Commission, ordinary shares or American depositary shares that a person has a right to acquire within 60 days of the date hereof pursuant to the exercise of stock options or the conversion of our convertible participating shares are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.


   On August 15, 2001, The Bank of New York, as depositary for our American depositary share program, held 201,882,375 ordinary shares representing approximately 81.5% of our ordinary shares in issue on that date.

   The information contained in the following sections "Report of the Human Resources Committee", "Performance Graph" and "Report of the Audit Committee" is not deemed to be "Soliciting Material" or to be "Filed" with the United States Securities and Exchange Commission or subject to Regulation 14A under the United States Securities Exchange Act of 1934, or to the liabilities of
Section 18 of the United States Securities Exchange Act of 1934.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE

Compensation Philosophy

   The guiding philosophy of our executive compensation program is to:

 . provide an industry-competitive program with emphasis on incentive pay which links pay to performance, both long and short term, and

 . ensure that executive compensation over time closely reflects long term shareholder return.

   Compensation of our top executives is reviewed and approved by our human resources committee which, at the end of fiscal 2001 was comprised of three non-employee, independent directors. The human resources committee has access, at its discretion, to compensation consultants and survey information on executive compensation in comparable companies. In determining the compensation of top executives, the generally accepted practices on executive compensation in the geographic markets in which they are principally based are taken into account.

Compensation Elements

   There are three elements to our executive compensation program:

 . base salary, other benefits and relevant perquisites,

 . annual incentives, and

 . long term incentives--currently executive share options, stock appreciation rights and restricted share programs.

 Base salary

   Base salaries for our senior executives are designed to be generally competitive with other companies in similar industries. Such companies include Xerox, Ikon Office Solutions, Pitney Bowes, Lexmark, Harris and Tech Data. Actual base salary levels vary from this target level based upon the potential impact of the individual executive, the skills and experience that the executive brings to the job and the individual's performance.

   Further details of other benefits and perquisites provided are given below.

 Annual and long term incentives

   Annual incentive compensation for executives, including our chief executive officer, is based on pre-established performance goals, which are determined annually, and, in the year to March 31, 2001, comprised revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) targets. Certain executives are eligible for incentive compensation based on business unit operating performance. In addition, performance compensation may be earned for achievement of personal goals as approved by the human resources committee. The maximum annual incentives for executives range from 50% to 200% of base salary based on performance metrics that are pre-determined or approved by the human resources committee.

   Long-term incentive compensation currently consists mainly of the award of stock options. The number of stock options awarded to an executive is based on the executive's position within the organization. Option grants are typically considered each financial year. Stock options to individuals are effectively currently limited under the rules of our stock option plans to awards of options to acquire up to 4,000,000 ordinary shares (or the equivalent thereof in American depositary shares) in total in any five-year period. Stock options are granted at the fair market value on the date of the grant, have a 10-year maximum term and may generally be exercised as to one-third of the number of shares one year after the date of grant, the next one-third two years after the date of grant, and the final one-third three years after the date of the grant (although certain options have been granted on different vesting terms). There are currently no performance criteria relating to the exercise of options.

 One million dollar limit on deductibility

   Section 162(m) of the U.S. Internal Revenue Code limits the U.S. tax deduction that we may claim for non-deferred compensation paid to our most highly paid U.S.-based executives in a single financial year to $1,000,000, unless the portion exceeding $1,000,000 qualifies as performance-based compensation under U.S. tax laws. The human resources committee has determined that it will seek to ensure that all amounts paid to our highest paid U.S. executives in excess of $1,000,000 will generally qualify as performance-based compensation and be deductible, but will preserve its flexibility to reward executives for performance that increases the value of our group, whether or not such compensation is deductible by our group.

 Other benefits

   We may provide other benefits (including perquisites) to our senior executives in line with accepted practice in the geographic territories in which they are based. These include the use of a company car or the provision of a car allowance, health insurance, life insurance and 401(k) plans.

CEO Compensation

   P. Lang Lowrey III became our chief executive officer and a director with effect from March 1, 2001. In February 2001, we entered into an employment agreement with Mr. Lowrey. The employment agreement provides that, in exchange for his services as our chief executive officer with effect from March 1, 2001, Mr. Lowrey is entitled to receive:


 . an annual base salary of not less than $500,000,

 . an annual target bonus based on individual and corporate performance of up to 100% of Mr. Lowrey's base salary,

 . an additional "stretch" bonus on specified corporate objectives of up to 100% of his base salary, and

 . a signing bonus of $250,000.

   Each year the human resources committee sets incentives for executive directors. This process includes a yearly allocation of stock option grants. There is no range in which the grant must fall, but rather, these grants are based on merit, our success and market requirements. As chief executive officer, Mr. Lowrey will expect to receive a number of stock options consistent with the board's evaluation of the factors described above. Effective March 1, 2001, Mr. Lowrey received a stock option grant of one million American depositary shares in connection with commencing employment that will vest in accordance with the stock option plan.

   Mr. Lowrey is entitled to receive benefits under our standard relocation plan. In addition, Mr. Lowrey will be reimbursed up to $8,000 per month on an after-tax basis for temporary living and travel expenses associated with his relocation for twelve months beginning March 1, 2001.

   Mr. Lowrey's employment is terminable by either party upon 30 days' written notice, if without cause. In the event that Mr. Lowrey's employment is terminated other than by reason of his death or by us for cause, we will be required to provide Mr. Lowrey:

 . $1 million, payable over twelve months in standard bi-weekly payments, and

 . a proportionate amount of any performance bonus that would have been payable for the financial year in which termination occurs.

   We will continue to provide Mr. Lowrey and his family with health insurance benefits for two years after the termination date. All stock options received by Mr. Lowrey will become immediately exercisable on termination of his employment and will remain exercisable for two years.

   Mr. Lowrey is required to comply with worldwide non-compete provisions for two years following termination of employment and has agreed to standard confidentiality terms. In addition, any invention, improvement, design, development or discovery conceived, developed, invented or made by Mr. Lowrey during his employment will be our exclusive property.

Former CEO Compensation

   Larry K. Switzer resigned as our chief executive officer with effect from October 12, 2000. His employment agreement provided that, in exchange for his services as chief executive officer, Mr. Switzer was entitled to receive:

 . an annual base salary of not less than $800,000,

 . an annual target bonus based on individual and corporate performance of up to 100% of Mr. Switzer's base salary,

 . eligibility for additional bonuses based on meeting or exceeding maximum levels of performance of up to 100% of Mr. Switzer's base salary,

 . a company car, and

 . up to $15,000 annually in premiums for life insurance policies.

   Mr. Switzer's employment agreement provided that he would be granted stock options during his employment period on an equitable basis consistent with his position. The employment agreement provided for vesting of options on an accelerated basis on termination of Mr. Switzer's employment period, death or permanent disability or on termination of employment other than for cause.

   At our 2000 annual general meeting, shareholders approved a proposal to amend Mr. Switzer's employment agreement to provide for the issue to Mr. Switzer of 578,313 American depositary shares, being the number of American depositary shares with an aggregate closing market value as of May 8, 2000 as close as possible to $3 million.

   We entered into a severance agreement with Mr. Switzer on October 11, 2000 and settled arbitration proceedings with Mr. Switzer regarding certain matters arising from his resignation in July 2001. Mr. Switzer is required to comply with worldwide non-compete provisions for two years following his termination of employment.

Chairman

   From April 1, 2000 to October 11, 2000, Michael B. Gifford was a non-executive director. In the period from October 11, 2000 to February 28, 2001 when Mr. Gifford was our acting chief executive officer, he was paid (Pounds)292,260. With effect from March 1, 2001, Mr. Gifford became the chairman of the board of directors.

Mr. Gifford entered into an employment agreement which provides that, as chairman, Mr. Gifford will be entitled to receive:

 . an annual base salary of not less than $200,000,

 . medical insurance coverage for himself and his spouse, and

 . reimbursement for all reasonable, ordinary and necessary expenses in connection with Mr. Gifford's employment.

   Mr. Gifford may terminate the agreement upon 30 days' written notice. We may terminate the agreement with or without cause upon 30 days' written notice to Mr. Gifford of a resolution of the board of directors authorizing termination. Mr. Gifford is not entitled to receive any compensation or other benefits upon termination of the agreement. Following termination of the agreement, if Mr. Gifford remains as a non-executive director, he will be entitled to receive the same compensation as paid to other non-executive directors, Mr. Gifford is required to comply with worldwide non-compete provisions for two years following termination of employment. In addition, Mr. Gifford was paid directors' fees of (Pounds)36,109 in the year to March 31, 2001.

   We entered into a service agreement with David W. Kendall with effect from his appointment as chairman of our board of directors on October 23, 1998. The agreement terminated on Mr. Kendall's resignation as director on February 28, 2001. The agreement provided for an annual salary of (Pounds)125,000 without any benefits.

Corporate President and Chief Operating Officer

   Brian L. Merriman is our corporate president and chief operating officer. Mr. Merriman's employment agreement provides, that in exchange for his services, Mr. Merriman is entitled to receive:

 . an annual base salary of not less than $650,000,

 . an annual target bonus based on individual and corporate performance of up to 100% of Mr. Merriman's base salary, and

 . eligibility for additional bonuses based on meeting or exceeding maximum levels of performance of up to 60% of Mr. Merriman's base salary.

   Mr. Merriman's employment agreement also provides for the issue of 385,542 American depositary shares in three equal installments. The first installment has been issued. The second and third installments are due on May 8, 2002 and May 8, 2003, subject to acceleration on the occurrence of the events set out below. Issuance of each installment is conditional on Mr. Merriman remaining employed by us on the relevant issue date. The human resources committee may determine that Mr. Merriman receive up to 40% of any installment in cash, instead of American depositary shares, the cash amount being calculated by reference to the closing market price of the American depositary shares on the dealing day last preceding the relevant issue date. In addition, Mr. Merriman was paid (Pounds)6,843 in directors' fees for the year ended March 31, 2001.

   Mr. Merriman is also entitled to be paid an amount totaling $609,375 over the period of the exercise of the options to acquire 750,000 American depositary shares granted to him on February 19, 1999. This amount is paid out in pro rata tranches at the time he exercises the options to acquire 750,000 American depositary shares.

   Danka Office Imaging Company, one of our subsidiaries, has agreed to advance premiums totaling approximately $3,000,000 for a split-dollar life insurance policy in respect of Mr. Merriman. The advances are repayable to Danka Office Imaging Company from the proceeds of any payment made under the policy on the death of Mr. Merriman or the surrender of the policy. Mr. Merriman (or beneficiaries nominated by Mr. Merriman) is entitled to retain the balance of any such payment, under the policy. Only the first premium installment has been paid.

   Mr. Merriman's employment agreement expires on August 31, 2002 and is otherwise terminable on one year's notice by us or Mr. Merriman. Mr. Merriman's employment agreement entitles him to severance benefits if we terminate his employment without cause.

   The members of the human resources committee are C. Anthony Wainwright (Chairman), Richard C. Lappin and James L. Singleton. Mr. Lappin is retiring as a director at the annual general meeting and is not seeking re-election to our board of directors.

                            Signed on behalf of the human resources committee by
                                                C. Anthony Wainwright (Chairman)
                                                               Richard C. Lappin
                                                              James L. Singleton

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers and Directors

   The table below contains information about the annual and long-term compensation for services rendered in all capacities for the last three (3) fiscal years for our chief executive officer and our other four most highly compensated executive officers.

Summary Compensation Table

                                      Annual Compensation            Long-Term Compensation Awards
                                 ----------------------------------  ----------------------------------
        Name and          Fiscal                       Other Annual  Restricted          Number of       All Other
   Principal Position      Year  Salary    Bonus       Compensation    Stock          Options/SARs(1)   Compensation
   ------------------     ------ ------- ---------     ------------  ----------     ------------------- ------------
P. Lang Lowrey III,(2)..   2001  $32,692 $     --        $           $     --          1,000,000/--      $ 250,000(3)
 Chief Executive Officer

Michael B. Gifford,(4)..   2001   16,667       --        469,973(5)        --               --                 --
 Former Chief Executive
 Officer

Larry K. Switzer,(6)....   2001  466,057       --          2,777(7)  2,199,382(8)           --           2,334,900(9)
 Former Chief Executive    2000  800,000 1,168,000        12,083(7)        --               --              10,000(10)
 Officer                   1999  328,846   450,000         7,235(7)        --       1,000,000/1,080,000        --

Brian L. Merriman,(11)..   2001  650,000    89,375        10,151(7)  1,466,255(12)          --             444,100(13)
 Corporate President and   2000  650,000   949,000        12,083(7)        --               --              50,245(14)
 Chief Operating Officer   1999  400,126   232,000           --            --         835,000/750,000      119,000(14)

F. Mark Wolfinger,(15)..   2001  450,000   101,875           --            --               --                 --
 Executive Vice            2000  450,000   657,000           --            --               --               3,995(16)
 President and Chief       1999  228,462   392,500           --            --         570,000/500,000      174,000(16)
 Financial Officer

Ernest "Randy"             2001  240,000    54,000           --            --               --               3,819(18)
 Miller,(17)............   2000  237,725    91,317           --            --               --               7,540(18)
 President and General     1999  220,000    34,709           --            --           15,000/--           29,383(18)
 Manager of DSI

Kevin J. Dean,(19)......   2001  227,000    55,186           --            --               --                 --
 Sr. Vice President of     2000  201,000    73,119           --            --           25,000/--           90,804(20)
 Finance for Danka         1999   35,577       --            --            --           50,000/--            3,467(20)
 Americas

David P. Berg,(21)......   2001   71,539   135,416(22)       --            --               --                 --
 Executive Vice            2000  325,000   524,500           --            --               --              14,135(23)
 President and General     1999  246,154   207,900           --            --         250,000/250,000        3,440(23)
 Counsel

--------
 (1) The stock options granted are to acquire American depositary shares. Each American depositary share represents four ordinary shares. All numbers shown in the above table represent American depositary shares. All options were granted at the fair market value of the American depositary shares on the date of the grant. All stock appreciation rights were granted in the form of American depositary shares.
 (2) P. Lang Lowrey III began serving as our chief executive officer effective March 1, 2001.
 (3) This amount represents payment of a signing bonus to Mr. Lowrey upon commencement of his employment.
 (4) Michael B. Gifford was appointed chairman of our board of directors effective March 1, 2001. Mr. Gifford was our chief executive officer from October 2000 to February 2001.
 (5) The amounts listed represent $416,410 of consulting fees paid to Mr. Gifford in respect of his services as our chief executive officer from October 2000 to February 2001 and $53,563 in respect of director fees.
 (6) Larry K. Switzer resigned as chief executive officer effective October 12, 2000. Mr. Switzer had served as an executive officer since September 1998 and as our chief executive officer since October 1998.
 (7) The amounts listed represent sums received as director fees.

 (8) This amount represents the dollar value of the restricted stock award of 578,313 American depositary shares to Mr. Switzer, which award was approved by shareholders at our 2000 annual general meeting. The stock was issued to Mr. Switzer on January 18, 2001, following his resignation.
 (9) This amount includes $800,000 severance that was paid to Mr. Switzer on signing of his severance agreement; $800,000 that will be paid to Mr. Switzer in twelve monthly installments commencing on October 11, 2001, and $55,000 of medical insurance premiums for Mr. Switzer and his wife for the two year period following his resignation. It also includes insurance premiums with a dollar value of benefit to Mr. Switzer of $679,900 paid by Danka Office Imaging Company as advances under a split-dollar term life insurance agreement on behalf of Mr. Switzer for the benefit of beneficiaries designated by Mr. Switzer. The advances are secured by an interest in the policy which has been assigned to Danka Office Imaging Company.
(10) The amount listed represents a matching contribution to our 401(k) plan.
(11) Brian L. Merriman began serving as an executive officer in July 1998.
(12) This amount represents the dollar value of the restricted stock award of 385,542 American depositary shares to Mr. Merriman, which award was approved by shareholders at our 2000 annual general meeting. Mr. Merriman's shares are issuable in three equal installments in 2001, 2002 and 2003, subject to acceleration on the occurrence of certain events.
(13) This amount includes an insurance premium with a dollar value of benefit to Mr. Merriman of $444,100 paid by Danka Office Imaging Company as advances under a split-dollar term life insurance agreement on behalf of Mr. Merriman for the benefit of beneficiaries designated by Mr. Merriman. The advances are secured by an interest in the policy which has been assigned to Danka Office Imaging Company.
(14) This amount includes relocation reimbursements of $44,995 and $119,000 for fiscal years 2000 and 1999, respectively. Fiscal year 2000 also includes a matching contribution to our 401(k) plan of $5,250.
(15) F. Mark Wolfinger began serving as an executive officer in August 1998.
(16) Fiscal year 2000 represents a matching contribution to our 401(k) plan. Fiscal year 1999 other compensation represents relocation reimbursements.
(17) Ernest Miller ceased to be an executive officer of Danka following the closing of the sale of DSI on June 29, 2001.
(18) The amounts listed represent matching contributions to our 401(k) plan for fiscal years 2001 and 2000, respectively. Fiscal year 1999 represents a matching contribution to our 401(k) plan of $3,750 as well as relocation reimbursement of $25,633.
(19) Kevin J. Dean began serving as an executive officer in January 1999.
(20) The amounts listed represent relocation reimbursements.
(21) David P. Berg began serving as an executive officer in fiscal year 1999. He resigned effective June 2, 2000 and was reappointed as an executive officer effective August 7, 2001.
(22) This amount represents a prorated bonus payment received by Mr. Berg upon his resignation which related to his past service.
(23) The amounts listed represent matching contributions to our 401(k) plan.

Share Option Plans

   We have options outstanding under our share option plans. The options granted are for the right to acquire ordinary shares or American depositary shares. The table below provides information concerning options issued under our share option plans to P. Lang Lowrey III. Mr. Lowrey is the only executive officer to receive a grant of options during fiscal year 2001. We did not grant any stock appreciation rights during fiscal year 2001.

                            Option Grants in Fiscal 2001
                         ----------------------------------
                                 Individual Grants
                         ----------------------------------
                                                                          Potential Realizable Value
                                      % of Total                            at Assumed Annual Rates
                                       Options    Exercise                of Share Price Appreciation
                          Number of   Granted to   or Base                  for Option Term (2)(3)
                           Options   Employees in   Price    Expiration   ---------------------------
Name                     Granted (1) Fiscal 2001  ($/share)     Date           5%           10%
----                     ----------- ------------ --------- ------------- ---------------------------
P. Lang Lowrey III......  1,000,000     89.8%       $0.69   March 1, 2011 $    433,937 $    1,099,682

--------
(1) The options granted are for American depositary shares.
(2) The United States dollar amounts under these columns are the result of calculations at 5% and 10% which reflect rates of potential appreciation set by the United States Securities and Exchange Commission. Therefore these calculations are not intended to forecast possible future appreciation, if any, of our ordinary share or ADS price. Our stock options are granted with a pence per ordinary share or United States dollar per ADS exercise price.
(3) Options vest in three equal annual installments beginning after the first anniversary date.

   The table below provides detailed information concerning aggregate share option/stock appreciation rights ("SARs") values at the end of fiscal year 2001 for unexercised share options/SARs held by each of the named executive officers. No share options/SARs were exercised by any named executive officer in fiscal year 2001.

              Aggregate Options/SARs Exercised In Fiscal Year 2001
                     And Fiscal Year-End Option/SAR Values

                         Number of Ordinary
                              Shares or                   Number of Unexercised       Value of Unexercised
                         American Depositary          Options/SARs at Fiscal Year-  In-The-Money Options/SARs
                         Shares Acquired on   Value                End                 at Fiscal Year-End
Name                        Exercise (1)     Realized Exercisable/Unexercisable (1) Exercisable/Unexercisable
----                     ------------------- -------- ----------------------------- -------------------------
P. Lang Lowrey III......         --             --                --/1,000,000                --/--
                                                                  --/--                       --/--
Larry K. Switzer........         --             --         1,000,000/--                       --/--
                                                                  --/--                       --/--
Brian L. Merriman.......         --             --           528,333/306,667                  --/--
                                                             500,000/250,000(2)               --/--
F. Mark Wolfinger.......         --             --           356,667/213,333                  --/--
                                                             333,333/166,667(2)               --/--
Ernest "Randy" Miller...         --             --            26,000/5,000                    --/--
                                                                  --/--                       --/--
Kevin J. Dean...........         --             --            41,667/33,333                   --/--
                                                                  --/--                       --/--

--------
(1) The options granted are American depositary shares. The options were granted at the fair market value underlying the American depositary shares on the date of the grant. Each ADS represent four ordinary shares.
(2) These amounts represent stock appreciation rights granted during fiscal year 1999.

Compensation of Directors

   We entered into an agreement with David W. Kendall with effect from his appointment as chairman on October 23, 1998. The agreement terminated on Mr. Kendall's resignation as a director on March 1, 2001. The agreement provided for annual remuneration of (Pounds)125,000. Effective March 1, 2001, we entered into a consulting agreement with Mr. Kendall under which Mr. Kendall is compensated (Pounds)150,000 per year to provide us with consulting services for various United Kingdom matters, including financial matters, listing requirements, and strategy, and to serve as a liaison to United Kingdom investment and financial constituents.

   We entered into an employment agreement with Michael B. Gifford with effect from his appointment as chairman on March 1, 2001. See "Employment Agreements-- Current Employees".

   Each director serving as an executive officer received the equivalent of (Pounds)7,500 in directors' fees for fiscal year 2001. If our new compensation plan for non-executive directors is implemented, our executive directors will not receive directors' fees for our fiscal year 2002 and subsequent fiscal years (see "Non-Employee, Independent (Non-Executive) Directors"). Implementation of the new compensation plan is subject to the approval by our shareholders of the resolution being proposed at our annual general meeting to amend our articles of association to increase the annual limit on the amount that we may pay as directors' fees.

Non-Employee, Independent (Non Executive) Directors

   Compensation payable to the non-employee directors is determined by the board and is reviewed annually. Compensation consists of the following:

 . an annual sum of (Pounds)7,500,


 . if a member of a committee of the board of directors, an additional annual sum of (Pounds)22,500,


 . (Pounds)750 for each day in which a board of directors or committee meeting is attended, or (Pounds)1,000 if chairman of a committee, and reimbursement for expenses in connection with such attendance,


 . an allowance of (Pounds)250 for participation in each telephone conference call constituting a meeting of the board of directors or committee, and


 . an allowance of (Pounds)375 for inter-continental overnight travel to meetings of the board of directors or a committee.


   James L. Singleton and Anthony D. Tutrone, the directors appointed by holders of the convertible participating shares, have waived their entitlement to receive emoluments.


   Subject to the approval by our shareholders of the resolution being proposed at our annual general meeting to amend our articles of association to increase the annual limit on the amount that we may pay as directors' fees, we will implement a new compensation plan for our non-executive directors (excluding our chairman) effective from April 1, 2001. Under the new plan, each non-executive director will receive:

 . an annual retainer of (Pounds)25,000,

 . a fee for each board or committee meeting attended (in person or by telephone) of (Pounds)1,200, and

 . an annual fee of (Pounds)3,500 in respect of each board committee (if any) of which the non-executive director is chairman.

Human Resources Committee Interlocks and Insider Participation

   None of the members of our human resources committee have at any time been an executive officer. There were no human resources committee interlocks or insider participation in compensation decisions in fiscal year 2001.

Change of Control Agreements

 P. Lang Lowrey III

   In February 2001 we, Danka Office Imaging Company and Danka Holding Company entered into a change of control agreement with Mr. Lowrey that became effective March 1, 2001. Under the change of control agreement, if Mr. Lowrey's employment with Danka is terminated without cause, other than due to death or disability, or if Mr. Lowrey terminates his employment for good reason in either case within two years after a change of control, Mr. Lowrey will be entitled to receive the benefits described below. "Good reason" includes adverse changes in Mr. Lowrey's status or position, decrease in base salary, relocation, or our failure to continue in effect any compensation or benefit plan.

   The severance benefits to which Mr. Lowrey is entitled under the terms of the change of control agreement include:

 . a lump-sum cash payment in an amount equal to two times base salary. "Base salary" is the salary being earned either at the time of the change of control, or at the time of the termination of Mr. Lowrey's employment, whichever is greater;


 . a pro rata annual bonus for the fiscal year of termination calculated as if our financial performance targets for that fiscal year were deemed to be satisfied at the level equal to the performance achieved through the date of termination or, if greater, the pro rata amount of any performance bonus that Mr. Lowrey is guaranteed to receive for the fiscal year;

 . an amount equal to two times the annual bonus for the fiscal year of termination calculated as if our financial performance targets for that fiscal year were deemed to be satisfied at the level equal to the performance achieved through the date of termination or, if greater, any performance bonus that Mr. Lowrey is guaranteed to receive for that fiscal year;

 . continued coverage under our welfare plans for up to 12 months; and

 . the immediate vesting and exercisability of Mr. Lowrey's stock options for three years after termination of Mr. Lowrey's employment.

   If the severance benefits are paid in connection with a change of control, the change of control agreement provides that Mr. Lowrey will be reimbursed for any federal excise taxes imposed on payments that constitute excess "golden parachute payments".


   A "change of control" occurs for the purposes of the change of control agreement if:

 . any person or group unaffiliated with us acquires securities representing more than 30% of our shareholder voting power;

 . a merger or consolidation involving us is consummated and results in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by our then existing stockholders;

 . we sell substantially all of our assets, or substantially all of the assets of Danka Holding Company, to a person or entity which is not our wholly-owned subsidiary or any of our affiliates; or

 . during any period of two consecutive years, individuals who, at the beginning of such period, constituted our board of directors cease to constitute at least a majority of our board of directors, unless the election or nomination for election for each director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

   The change of control agreement will remain in effect until the time Mr. Lowrey's employment is terminated in circumstances which do not entitle Mr. Lowrey to severance payments under the change of control agreement. However, if a change of control occurs, the change of control agreement will not expire until all of our obligations to Mr. Lowrey under the change of control agreement have been satisfied in full.

 Messrs. Merriman, Switzer, Wolfinger, Berg and Miller

   In November 1998, we and Danka Office Imaging Company entered into change of control agreements with Brian L. Merriman, Larry K. Switzer, F. Mark Wolfinger and David P. Berg. Mr. Switzer and Mr. Berg resigned in October 2000 and June 2000, respectively and their change of control agreements terminated when they resigned. Mr. Berg was reappointed as an executive officer effective August 6, 2001, but we did not enter into a new change of control agreement with him at that time. In February 2001, we and Danka Office Imaging Company entered into a change of control agreement with Ernest R. Miller. Mr. Miller became an employee of Pitney Bowes Inc. on the sale of DSI on June 29, 2001.

   Under each change of control agreement, if the relevant executive's employment with Danka is or was terminated without cause, other than due to death, disability, or retirement, or the executive terminates his employment for good reason in either case within two years after a change of control, the relevant executive will be, or would have been, entitled to receive the benefits described below. "Good reason" includes adverse changes in an executive's status or position, decrease in base salary, relocation, or our failure to continue in effect any compensation or benefit plan.

   The severance benefits to which Messrs. Merriman and Wolfinger are entitled, and Messrs. Switzer, Berg and Miller were entitled, under the terms of the respective change of control agreement include:

 . a lump-sum cash payment, in an amount equal to three times base salary for Mr. Merriman, two times base salary for Messrs. Switzer, Wolfinger and Berg and one time base salary for Mr. Miller. "Base salary" is the salary being earned either at the time of the change of control, or at the time of the termination of the executive's employment, whichever is greater;

 . a pro rata annual bonus for the fiscal year of termination calculated as if our financial performance targets for that fiscal year were deemed to be satisfied at the level equal to the performance achieved through the date of termination or, if greater, the pro rata amount of any performance bonus that the relevant executive is guaranteed to receive for the fiscal year;

 . an amount equal to three times, in the case of Mr. Merriman, two times, in the case of Messrs. Switzer, Wolfinger and Berg, and one time, in the case of Mr. Miller, the annual bonus for the fiscal year of termination calculated as if our financial performance targets for that fiscal year were deemed to be satisfied at the level equal to the performance achieved through the date of termination or, if greater, any performance bonus that the relevant executive is guaranteed to receive for that fiscal year;

 . continued coverage under our welfare plans for up to 24 months in the case of Messrs. Merriman, Switzer, Wolfinger and Berg, and 12 months in the case of Mr. Miller; and

 . the immediate vesting and exercisability of the respective executive's stock options for three years after termination of the executive's employment.

   The change of control agreements provide that Messrs. Merriman and Wolfinger will be reimbursed, and Messrs. Switzer, Berg and Miller would have been reimbursed, for any federal excise taxes imposed on payments that constitute excess "golden parachute payments".

   A "change of control" occurs for the purposes of the change of control agreements if:

 . any person or group unaffiliated with us acquires securities representing more than 30% of our shareholder voting power;

 . a merger or consolidation involving us is consummated and results in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by our then existing stockholders;

 . we sell substantially all of our assets, or substantially all of the assets of Danka Holding Company, to a person or entity which is not our wholly-owned subsidiary or any of our affiliates;

 . during any period of two consecutive years, individuals who, at the beginning of such period, constituted our board of directors cease to constitute at least a majority of our board of directors, unless the election or nomination for election for each director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period; and

 . in the case of Mr. Miller, a sale is consummated no later than December 31, 2001 of substantially all of the assets of DSI to a person or entity which is not a wholly owned subsidiary of Danka Business Systems PLC or any of its affiliates. DSI was sold to Pitney Bowes Inc. on June 29, 2001.

   The change of control agreements for Mr. Merriman and Mr. Wolfinger will remain in effect until the time either Mr. Merriman or Mr. Wolfinger, respectively, is terminated in circumstances which do not entitle Mr. Merriman or Mr. Wolfinger, respectively, to severance payments under their respective change of control agreement. However, if a change of control does occur, the change of control agreement will not expire earlier than two years after the effective date of the change of control. The change of control agreements for Messrs. Switzer, Berg and Miller terminated when they left Danka.

Employment Agreements--Current Employees

 Michael B. Gifford

   Effective March 1, 2001, Michael B. Gifford became the chairman of our board of directors. Mr. Gifford entered into an employment agreement effective March 1, 2001 which provides that, as chairman, Mr. Gifford is entitled to receive:

 .  an annual base salary of not less than $200,000;

 .  medical insurance coverage for himself and his spouse; and

 . reimbursement for all reasonable, ordinary and necessary expenses in connection with Mr. Gifford's employment.

   Mr. Gifford may terminate the agreement upon 30 days' written notice. We may terminate the agreement with or without cause upon 30 days' written notice to Mr. Gifford of resolution of our board of directors authorizing termination. Mr. Gifford is not entitled to receive any compensation or other benefits upon termination of the agreement. Following termination of the agreement, if Mr. Gifford remains as a non-executive director, he will be entitled to receive the same compensation as we pay to our other non-executive directors. Mr. Gifford is required to comply with worldwide non-compete provisions for two years following termination of employment.

 P. Lang Lowrey III

   P. Lang Lowrey III became our chief executive officer and a director effective March 1, 2001.

   In February, 2001, we and Danka Office Imaging Company and Danka Holding Company entered into an employment agreement with Mr. Lowrey. The employment agreement provides that in exchange for his services as our chief executive officer effective March 1, 2001, Mr. Lowrey is entitled to receive:

 .  an annual base salary of not less than $500,000;

 . an annual target bonus based on individual and corporate performance of up to 100% of Mr. Lowrey's base salary;

 . an additional bonus based on specified corporate objectives of up to 100% of his base salary; and

 .  a signing bonus of $250,000.

   Each year our human resources committee sets incentives and targets for our executives. This process includes a yearly allocation of stock option grants. There is no range in which the grant must fall, but rather, the grants are based on merit, our success and market requirements. As our chief executive officer, Mr. Lowrey will expect to receive a number of stock options consistent with our board's evaluation of the factors described above. Effective March 1, 2001, Mr. Lowrey received a stock option grant of 1,000,000 American depositary shares in connection with commencing employment that will vest in accordance with our stock option plan.

   Mr. Lowrey is entitled to receive benefits under our standard relocation plan. In addition, Mr. Lowrey will be reimbursed up to $8,000 per month on an after-tax basis for temporary living and travel expenses associated with his relocation for twelve months beginning March 1, 2001.

   Mr. Lowrey's employment is terminable by either party upon 30 days' written notice, if without cause. In the event that Mr. Lowrey's employment is terminated other than by reason of his death or by us for cause, we will be required to provide Mr. Lowrey:

 .  $1 million, payable over twelve months in standard bi-weekly payments; and

 . a proportionate amount of any performance bonus that would have been payable for the fiscal year in which termination occurs.

   We will continue to provide Mr. Lowrey and his family with health insurance benefits for two years after the termination date. All stock options received by Mr. Lowrey will become immediately exercisable on termination of his employment and will remain exercisable for two years.

   Mr. Lowrey is required to comply with worldwide non-compete provisions for two years following termination of employment and has agreed to standard confidentiality terms. In addition, any invention, improvement, design, development or discovery conceived, developed, invented or made by Mr. Lowrey during his employment will be our exclusive property.

 Brian L. Merriman

   In September 1999, we entered into an amended and restated employment agreement with Brian L. Merriman. The employment agreement provides that in exchange for his services as our president and chief operating officer, Mr. Merriman will be entitled to receive:

 .  an annual base salary of not less than $650,000;

 . an annual target bonus based on individual and corporate performance of up to 100% of Mr. Merriman's base salary;

 . eligibility for additional bonuses based on meeting or exceeding maximum levels of performance of up to 60% of Mr. Merriman's base salary;

 .  a company car;

 .  airline club membership; and

 .  up to $15,000 annually in premiums for life insurance policies.

   Mr. Merriman's employment agreement provides that he will be granted stock options during his employment period on an equitable basis consistent with his position. The employment agreement provides for vesting of options on an accelerated basis on termination of Mr. Merriman's employment period, death or permanent disability or on termination of employment other than for cause.

   Mr. Merriman's employment agreement expires on August 31, 2002 and is otherwise terminable on one year's notice by us or Mr. Merriman. In the event that Mr. Merriman's employment is terminated other than by reason of his death or by us for cause, we must pay Mr. Merriman:

 . two full years of his then-current base salary, which is payable one-half in a lump sum and one-half in twelve equal monthly payments;

 . an amount equal to 1.6 times the annual target bonus of 100% of his base salary for the fiscal year in which termination occurs if the relevant financial performance targets are deemed satisfied at the budgeted largest level for that year, which is payable one-half in a lump sum and one-half in twelve equal monthly payments; and

 . a proportionate amount of any performance bonus that would have been payable for the fiscal year in which termination occurs, which is payable after the end of the fiscal year to which it relates.

   We will also continue to provide Mr. Merriman and his wife with medical and other health insurance benefits for up to twenty-four months after the termination date but no later that the earlier of August 31, 2002, or the date on which he obtains comparable benefits from a employer.

   Mr. Merriman is required to comply with worldwide non-compete provisions for two years following termination of employment.

   Effective following our 2000 annual general meeting, Mr. Merriman's employment agreement was amended to provide for the issue to Mr. Merriman of 385,542 American depositary shares, being the number of American depositary shares with an aggregate closing market value as of May 8, 2000 as close as possible to $2 million, in three equal installments. The first installment has been issued and the remaining installments are scheduled for May 8, 2002 and May 8, 2003, subject to acceleration on the occurrence of the events set out below. Issuance of each installment is conditional on Mr. Merriman remaining employed by us on the relevant issue date. Our human resources committee may determine that Mr. Merriman receive up to 40% of any installment in cash instead of American depositary shares, the cash amount being calculated by reference to the closing market price of our American depositary shares on the dealing day last preceding the relevant issuance date.

   Mr. Merriman's entitlement to issuance of the American depositary shares will accelerate on the occurrence of the following events:

 .  death or permanent disability;

 .  voluntary termination of employment by Mr. Merriman for good reason;

 .  if we terminate Mr. Merriman's employment other than for cause; or

 . a change of control event affecting us, as determined by Mr. Merriman's existing change of control agreement.

   In addition, the number of American depositary shares that are issuable under the arrangement will be subject to adjustment to protect against dilution in certain circumstances. The American depositary shares will be issued to Mr. Merriman for no monetary consideration.

   Danka Office Imaging Company has entered into a split-dollar insurance agreement with Mr. Merriman under which Danka Office Imaging Company has agreed to advance premiums totaling approximately $3 million for a split-dollar life insurance policy in respect of Mr. Merriman. The advances are secured by an interest in the policy assigned to Danka Office Imaging Company. Only the first premium installment has been paid.

 F. Mark Wolfinger

   In July 2000, we entered into an amended and restated employment agreement with F. Mark Wolfinger. The employment agreement provides that in exchange for his services as our executive vice president and chief financial officer, Mr. Wolfinger will be entitled to receive:

 .  an annual base salary of $450,000;

 . an annual target bonus based on individual and corporate performance of up to 100% of then-current base salary;

 .  life insurance premiums up to $10,000 annually;

 .  a company car;

 .  airline club membership; and

 . a grant of stock options on an equitable basis consistent with Mr. Wolfinger's position.

   The term of Mr. Wolfinger's employment agreement expires in July 2003. In addition, Mr. Wolfinger's employment agreement may be terminated by us or Mr. Wolfinger upon thirty days' written notice. If Mr. Wolfinger's employment is involuntarily terminated, other than by reason of death or for cause, we will be obligated to provide Mr. Wolfinger with the following severance compensation:

 . termination payments, in an amount equal to the sum of two full years of Mr. Wolfinger's annual base salary, plus twice the annual target bonus;

 .  a pro rata annual bonus for the year of such involuntary termination;

 . medical, hospitalization, life and other insurance benefits for Mr. Wolfinger and his wife for up to two years after the date of termination;

 .  immediate vesting of stock options with a three year exercise period; and

 . other vested benefits payable to Mr. Wolfinger under the terms of any deferred compensation, retirement, incentive or other benefit plan.

   These severance benefits are paid one half by a lump sum payment and the remainder will be paid to Mr. Wolfinger in a series of twelve monthly payments. Mr. Wolfinger is required to comply with worldwide non-compete provisions for two years following termination of employment and has agreed to standard confidentiality terms.


 David P. Berg

   David P. Berg was appointed as our president and chief operating officer, Canada, Latin America and Asia-Pacific effective August 6, 2001. Mr. Berg had previously resigned as our executive vice president and general counsel effective June 2, 2000. Mr. Berg did not receive any severance payments upon his resignation. However, he did receive a prorated bonus payment with respect to his past service of $135,416.


   In July 2001, we entered into an employment agreement with Mr. Berg which provides that in exchange for his services as our president and chief operating officer, Canada, Latin America and Asia-Pacific, Mr. Berg is entitled to receive:

 .  an annual base salary of $250,000;

 . an annual target bonus based on our performance bonus plan of $167,000 if we achieve 100% of our budgeted performance target levels;

 . eligibility for an additional "stretch" bonus based on specified corporate objectives as set forth in our performance bonus plan;

 .  an initial bonus of $50,000;

 .  a relocation allowance of up to $50,000; and

 . a grant of options over 200,000 American depositary shares. Of the grant, options over 150,000 American depositary shares will vest in three equal installments over the three years following the date of grant in accordance with our stock option plan. Options over 25,000 American depositary shares will vest immediately upon our Canada, Latin America and Asia-Pacific strategic business unit achieving 100% of its performance goals for our fiscal year 2002 and options over the remaining 25,000 American depositary shares will vest immediately upon our Canada, Latin America and Asia-Pacific strategic business unit achieving 125% of its performance goals for our fiscal year 2002. If those fiscal year 2002 performance goals are not met, the options over the 50,000 American depositary shares will vest on the fifth anniversary of the date of grant.

   We may terminate Mr. Berg's employment at any time for cause. Mr. Berg's employment will terminate immediately on his death or disability. Otherwise, we may terminate Mr. Berg's employment on 60 days' written notice. Mr. Berg may terminate his employment on 60 days' written notice or otherwise for "good reason", being certain specified events of default by us.

   If we terminate Mr. Berg's employment other than for cause, or if Mr. Berg terminates his employment for good reason, Mr. Berg will be entitled to:

 . a severance payment of $250,000 for termination in the first year of employment and $500,000 thereafter, payable in equal bi-weekly installments over twelve months beginning one month following the date of termination;

 . a pro-rata proportion of the performance bonus to which Mr. Berg would have been entitled in the year of termination if his employment had not been terminated; and

 . all other vested benefits payable to Mr. Berg under the terms of any deferred compensation, retirement or other benefit plan.

   We will continue to provide Mr. Berg and his family with the same insurance benefits as we provided on the date of termination for two years following termination of employment. All of Mr. Berg's unvested stock options will immediately vest on termination of employment (other than by us for cause, or by Mr. Berg other than for good reason) and remain exercisable for at least two years.

   Mr. Berg is required to comply with worldwide non-compete provisions for two years following termination of employment and has agreed to standard confidentiality terms. In addition, any invention, improvement, design, development or discovery conceived, developed, invented or made by Mr. Berg during his employment will be our exclusive property.

Employment Agreements--Former Employees

 Larry K. Switzer

   Larry K. Switzer resigned as our chief executive officer effective October 12, 2000.

   We entered into a severance agreement with Mr. Switzer on October 11, 2000 and settled arbitration proceedings with Mr. Switzer regarding certain matters arising from his resignation in July 2001. The principal terms of the severance agreement and arbitration settlement are as follows:

 .  We paid Mr. Switzer $800,000 on signing of the severance agreement.

 . We will pay Mr. Switzer an additional $800,000 in twelve monthly installments commencing on October 11, 2001.

 .  We issued 578,313 American depositary shares to Mr. Switzer.

 .  We vested Mr. Switzer's outstanding stock options.

 . We will pay Mr. Switzer's and his wife's medical insurance premiums until October 10, 2002.

 . Danka Office Imaging Company, one of our U.S. operating subsidiaries, will advance premiums totaling approximately $3,600,000 for a split-dollar life insurance policy in respect of Mr. Switzer. The advances are secured by an interest in the policy assigned to Danka Office Imaging Company.

 . We will pay Mr. Switzer $200,000 following signing of the settlement agreement.

   In September 1999, we entered into an amended and restated employment agreement with Mr. Switzer. The employment agreement provided that in exchange for his services as our chief executive officer, Mr. Switzer was entitled to receive:

 .  an annual base salary of not less than $800,000;

 . an annual target bonus based on individual and corporate performance of up to 100% of Mr. Switzer's base salary;

 . eligibility for additional bonuses based on meeting or exceeding maximum levels of performance of up to 100% of Mr. Switzer's base salary;

 .  a company car; and


 .  up to $15,000 annually in premiums for life insurance policies.

   Mr. Switzer's employment agreement provided that he would be granted stock options during his employment period on an equitable basis consistent with his position. The employment agreement provided for vesting of options on an accelerated basis on termination of Mr. Switzer's employment period, death or permanent disability or on termination of employment other than for cause.

   Mr. Switzer's employment agreement would have expired on August 31, 2002 and was otherwise terminable on one year's notice by us or Mr. Switzer.

   Effective following our 2000 annual general meeting, Mr. Switzer's employment agreement was amended to provide for the issue to Mr. Switzer of 578,313 American depositary shares, being the number of American depositary shares with an aggregate closing market value as of May 8, 2000 as close as possible to $3 million.

   In the event that Mr. Switzer's employment had been involuntarily terminated other than by reason of his death or by us for cause, Mr. Switzer's employment agreement entitled him to the following payments:

 . two full years of his then-current base salary, payable one-half in a lump sum and one-half in twelve equal monthly payments;


 . an amount equal to two times the annual target bonus of 100% of his base salary for the fiscal year in which termination occurs if the relevant financial performance targets are deemed satisfied for that year, payable one-half in a lump sum and one-half in twelve equal monthly payments; and


 . a proportionate amount of any performance bonus that would have been payable for the fiscal year in which termination occurs, payable after the end of the fiscal year to which it relates.


   We also would have been required to continue to provide Mr. Switzer and his wife's medical and other insurance benefits for up to twenty-four months after the termination date, but no later than the earlier of August 31, 2002, or the date on which he obtained comparable benefits from a new employer.

   Mr. Switzer is required to comply with worldwide non-compete provisions for two years following termination of employment.

Severance Agreement

   On January 14, 2000 we and Danka Office Imaging Company entered into a severance agreement with Ernest R. Miller. Mr. Miller ceased to be our employee on June 29, 2001 when we sold DSI to Pitney Bowes Inc. upon which our obligations under the severance agreement terminated. The severance agreement would have taken effect in any of the following circumstances:

 .  if we had terminated Mr. Miller without cause;

 . if we had reassigned Mr. Miller to a position which reduced his base salary by 20% or more; or

 . if we had reassigned Mr. Miller to a work location that is more than fifty miles from his then-current work location.

   If Mr. Miller's employment had been terminated in any of these circumstances, we would have been required to pay Mr. Miller $14,679.23 bi-weekly for twelve months as full compensation for all claims that Mr. Miller may have had against us regarding his employment and its termination, including claims for attorneys' fees and costs.

   In return for these payments, Mr. Miller would have been required not to compete with our business or solicit any of our employees or customers and would have been required to keep information about our business confidential.

                               PERFORMANCE GRAPH

   COMPARISON OF FIVE (5) YEAR CUMULATIVE TOTAL RETURN* AMONG DANKA BUSINESS SYSTEMS PLC,** S&P 500 INDEX, PEER GROUP*** AND S&P OFFICE EQUIPMENT AND SUPPLIES INDEX****
                              [graph appears here]


               INDEXED RETURNS
                YEARS ENDING

                            Base
                           Period
Company Name/Index          Mar96   Mar97    Mar98    Mar99    Mar00    Mar01
-----------------------------------------------------------------------------
                             1996    1997     1998     1999     2000     2001
-----------------------------------------------------------------------------
DANKA BUSINESS PLC-ADR       100    74.85    44.22    12.16    14.90     1.56
S&P 500 INDEX                100   119.82   177.34   210.08   247.77   194.06
OFFICE EQUIP & SUPPLIES-500  100   133.95   213.48   261.73   186.12   149.52
PEER GROUP                   100   119.40   206.54   194.54    97.16    27.09

--------
   Assumes $100 invested on April 1, 1996 in Danka Business Systems PLC, S&P 500 Index and S&P Office Equipment and Supplies Index. Comparison is made for the five (5) year period from March 31, 1996 to March 31, 2001, with the base measurement point fixed at the close of trading on March 31, 1996. Danka's fiscal year ends on March 31.

 * Total return assumes reinvestment of any dividends for all companies considered within the comparison and is based on the current four-to-one ratio of ordinary shares to each American depositary share.

** Assumes investment in our American depositary shares traded on the NASDAQ SmallCap Market.

*** The peer group consists of Xerox Corp., Ikon Office Solutions Inc. and Global Imaging Systems, Inc., all of which are engaged in the photocopier and office imaging business. We have selected to use this peer group in place of the S&P Office Equipment and Supplies Index because the S&P Office Equipment and Supplies Index includes only one company that we believe to be our direct competitor and, therefore, we believe that the peer group provides a more meaningful comparison.

**** We have included the S&P Office Equipment and Supplies Index in the performance graph because applicable regulations require both the new and the old index to be shown if the graph uses a different index from that used for the graph in the preceding year's proxy statement.

Note: The performance shown on the graph above is not necessarily indicative of future ordinary share or American depositary share price performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The following information briefly describes certain relationships and transactions between us and affiliated parties. Our management believes that these relationships and transactions have been established on terms no less favorable to us than the terms that could have been obtained from unaffiliated parties. These relationships and transactions have been approved by a majority of our independent outside directors and, since its creation, our audit committee.

   Future relationships and transactions, if any, with affiliated parties will be approved by a majority of our independent outside directors and our audit committee and will be on terms no less favorable to us than those that could be obtained from unaffiliated parties.

   Richard F. Levy, a member of our board of directors, is a partner at the international law firm of Altheimer & Gray. Altheimer & Gray has served as our outside counsel from fiscal years 1998 to 2002.

   J. Ernest Riddle, a member of our board of directors, had a consulting agreement with us during the calendar year 2000 under which Mr. Riddle was compensated approximately $145,000 to provide us with consulting services, including consulting services related to our e-business strategy and strategic positioning of DSI.

   Effective March 1, 2001, we entered into a consulting agreement with David
W. Kendall, our former chairman of our board of directors, under which Mr. Kendall is compensated (Pounds)150,000 per year to provide us with consulting services for various United Kingdom matters, including financial matters, listing requirements, and strategy, and to serve as a liaison to United Kingdom investment and financial constituents.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and holders of more than ten percent (10%) of our ordinary shares to file with the United States Securities and Exchange Commission initial reports of ownership and reports of change in ownership of our ordinary shares and other equity securities. To our knowledge, based solely on a review of the forms, reports and certificates filed with us by such persons, all such Section 16(a) filing requirements were complied with by such persons for our 2001 fiscal year.

                           INDEPENDENT AUDITORS FEES

   In addition to retaining KPMG Audit PLC to audit our consolidated financial statements for our fiscal year 2001, we retained KPMG to provide various consulting services in our fiscal year 2001, and expect to continue to do so in the future. The aggregate fees billed for professional services by KPMG in our fiscal year 2001 for these various services were:

 . audit fees: $2.8 million for services rendered for the annual audit of our consolidated financial statements and the quarterly reviews of the financial statements included in our forms 10-Q;

 . KPMG did not render professional services relating to financial information systems design and implementation for the fiscal year ended March 31, 2001; and

 . all other fees: $0.7 million for non-financial statement audit services, such as the review of financial information contained in the public documentation regarding our debt refinancing; and $0.6 million for an interim audit of our DSI business.

                         REPORT OF THE AUDIT COMMITTEE

   Our board of directors adopted a written charter for our audit committee on February 8, 2000. A copy of the charter was appended to the proxy statement for our 2000 annual general meeting.

   Our audit committee consists of three directors. Mr. Levy and Mr. Tutrone are independent directors for the purposes of the National Association of Securities Dealers' ("NASD") listing standards. Mr. Riddle is not independent for the purposes of the NASD listing standards, because he was compensated in excess of $60,000 to provide us with consulting services during our 2001 fiscal year. Our board of directors has determined that Mr. Riddle's membership of the audit committee is in the best interests of our company because of Mr. Riddle's experience of the photocopier industry, his financial and accounting knowledge and because the consulting agreement was terminated with effect from November 2000.

   Consistent with the NASD's independent director and audit committee listing standards, as amended on December 14, 1999, a director will not be considered "independent" if, among other things, he or she has:

 . been employed by the company or its affiliates in the current or past three years;

 . accepted any compensation from the company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

 . an immediate family member who is, or has been in the past three years, employed by the company or its affiliates as an executive officer;

 . been a partner, controlling shareholder or an executive officer of any for-profit business to which the company made, or from which it received, payments (other than those which arise solely from investments in the company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

 . been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

   Our audit committee has reviewed and discussed the audited financial statements for our 2001 fiscal year with management and with our independent auditors. Specifically, the audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

 .  methods used to account for significant unusual transactions;

 . the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

 . the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

 . disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

   The audit committee has received the written disclosures and the letter from our independent accountants, KPMG Audit Plc, required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees.

   Additionally, the audit committee has discussed with KPMG the issue of its independence from the company. Based on its review of the audited financial statements and the various discussions noted above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

                                      Signed on behalf of the Audit Committee by
                                                     J. Ernest Riddle (Chairman)
                                                                 Richard F. Levy
                                                              Anthony D. Tutrone

                       NO DISSENTERS' OR APPRAISAL RIGHTS

   Ordinary shareholders, convertible participating shareholders and holders of American depositary shares do not have any rights of appraisal or similar rights of dissenters, regardless of whether they vote for or against any resolutions being proposed at our 2001 annual general meeting.

                           SHAREHOLDERS PROPOSALS FOR
                PRESENTATION AT OUR 2002 ANNUAL GENERAL MEETING

   If an ordinary shareholder, convertible participating shareholder or a holder of American depositary shares desires to present a proposal for action at the annual general meeting to be held in 2002, and the proposal conforms to the rules and regulations of the Securities and Exchange Commission and is in accordance with other U.S. federal laws and English law, we must have received the proposal by May 14, 2002 to be included in our proxy statement and proxy for the 2002 annual general meeting. This requirement is without prejudice to the rights under the United Kingdom Companies Act of ordinary shareholders and convertible participating shareholders to propose resolutions that may properly be considered at the 2002 annual general meeting.

                                 OTHER BUSINESS

   Except as set out in this proxy statement, our board is not aware of any matters that will be presented for consideration at the annual general meeting. If any other matters are properly brought before the annual general meeting including by means of amendment to any resolution, the person named in any proxy submitted by a shareholder may vote as to any such matter as he or she deems fit.

                                          By order of the Board of Directors

                                          Danka Business Systems PLC

                                          /s/ Paul G. Dumond
                                          Paul G. Dumond,
                                          Company Secretary

Dated: September 12, 2001

                                                                      APPENDIX A






              --------------------------------------------------

                    THE DANKA 2001 LONG TERM INCENTIVE PLAN

              --------------------------------------------------

                    THE DANKA 2001 LONG TERM INCENTIVE PLAN

1. Purpose of the Plan

   The Plan is intended to provide an opportunity to officers, executive directors and certain key employees of the Company to acquire a proprietary interest in the Company. Such opportunity should provide an increased incentive for these individuals to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the Company's shareholders and increasing the ability of the Company to attract and retain individuals of exceptional skill.

2. Definitions

   In these Rules the following words and expressions have the following meanings:

   (a) Acquiring Person: Any person who:

        (i) either alone or together with any person acting in concert with him has obtained Control of the Company either:

            (1) as a result of making a Takeover Offer; or

            (2) in pursuance of a Compromise; or

       (ii) having such Control makes a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by him and/or any person acting in concert with him); or

      (iii) has served Section 429 Notices in relation to the Company.

   (b) American Depositary Share: An authorized depositary security representing for the time being four Ordinary Shares and for the time being evidenced by an authorized depositary receipt issued by the Bank and quoted on the Nasdaq SmallCap Market.

   (c) Award: A Restricted Share Unit, Share Appreciation Right or Other Share-Based Award granted pursuant to the Plan.

   (d) Awardholder: An Eligible Employee who has been granted an Award.

   (e) Award Date: The date on which an Award is made under the Plan.

   (f) Bank: The Bank Of New York or such other bank as the Company may from time to time appoint for the purposes of serving as its depositary for its American Depositary Shares.

   (g) Board: The Board of Directors of the Company.

   (h) Committee: A committee of the Board that has been designated by the Board to administer the Plan.

   (i) Company: Danka Business Systems Public Limited Company.

   (j) Compromise: In relation to the Company means a compromise or arrangement sanctioned by the Court under Section 425 of the Companies Act 1985.

   (k) Control: A person is deemed to obtain control of the Company when (i) he acquires pursuant to a tender offer or exchange offer securities of the Company representing 30% or more of the combined voting power of the then outstanding voting securities of the Company or (ii) he secures by means of the holding of shares or the possession of voting power in or in relation to the Company or any other body corporate that the affairs of the Company are conducted in accordance with his wishes.

   (l) Effective Date: 9 October 2001.

   (m) Eligible Employees: Any employee, officer or executive director for the time being holding employment in or with any member of the Group and who is nominated by the Committee to participate in the Plan.

   (n) Group: The Company and any Subsidiary of the Company and member of the Group shall be construed accordingly.

   (o) Market Value: With respect to American Depositary Shares, means an amount equal to the average of the high and low reported sales prices of an American Depositary Share on the Nasdaq SmallCap Market on the date for which market value is being determined and, with respect to Ordinary Shares, means the middle market quotation on the London Stock Exchange Daily Official List on the date for which market value is being determined.

   (p) Ordinary Share: Fully paid ordinary shares of 1.25 pence each in the capital of the Company.

   (q) Other Share-Based Awards: Awards granted pursuant to Section 8 of the
       Plan.

   (r) Plan: The Danka 2001 Long Term Incentive Plan.

   (s) Restricted Share Unit or RSU: A restricted share unit, granted pursuant to Rule 7 of the Plan, that represents the right to receive Scheme Shares.

   (t) Scheme Shares: Ordinary Shares and/or American Depositary Shares as the case may be.

   (u) Section 429 Notice: In relation to the Company, a notice served by a person who has become entitled to serve such a notice on the shareholders of the Company under section 429 of the Companies Act 1985 (rights of 90% shareholders to buy out minority shareholders).

   (v) Share Appreciation Right or SAR: A share appreciation right granted pursuant to Rule 9 of the Plan in relation to Scheme Shares.

   (w) Subsidiary: A subsidiary as defined by Section 736 of the Companies Act 1985 of the Company.

   (x) Takeover Offer: In relation to the Company means either:


       (i) a general offer to acquire the whole or part of the issued share capital of the Company which is either made on a condition such that if it is satisfied the person making the offer will have Control of the Company or which results in the person making the offer having control of the Company; or

      (ii) a general offer to acquire all the shares in the Company of the same class as the Ordinary Shares.

3.  Eligibility

   No Eligible Employee shall be granted an Award under the Plan unless at the time of grant he is an employee, officer or executive director of a member of the Group.

4.  Scheme Shares Subject to the Plan

4.1 The total number of unissued and previously issued Ordinary Shares that may be used to satisfy Awards under the Plan (whether in the form of Ordinary Shares or American Depositary Shares) shall not exceed 20,000,000. The issuance or transfer of Ordinary Shares or the payment of cash to an Awardholder upon the exercise or payment of an Award shall reduce the total number of Ordinary Shares available under the Plan.

4.2 The total number of Awards that may be granted under the Plan during any financial year of the Company to any one person shall not exceed the equivalent of 2,000,000 Ordinary Shares.

4.3 The Scheme Shares may consist, in whole or in part, of unissued Scheme Shares or previously-issued Scheme Shares. The issuance or transfer of Scheme Shares or the payment of cash to an Eligible Employee upon the exercise or payment of an Award shall reduce the total number of Scheme Shares available under the Plan, as applicable. Scheme Shares that are subject to Awards which terminate, lapse or are cancelled may again be used to satisfy Awards under the Plan.

5.   Administration

5.1 The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part as it determines; provided, however, that the Board may, in its sole discretion, take any action designated to the Committee under this Plan as it may deem necessary.

5.2 The Committee may grant Awards under this Plan only to Eligible Employees; provided that Awards may also, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by a member of the Group. The number of Scheme Shares underlying such substitute Awards shall be counted against the aggregate number of Scheme Shares available for Awards under the Plan.

5.3 The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable.


5.4 Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Eligible Employees and their beneficiaries or successors).

5.5 The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).

5.6 The Committee may require payment of any amount it may determine to be necessary to withhold in respect of taxes, social security contributions or similar liabilities of any relevant jurisdiction as a result of, or as a condition to, the granting or exercise of an Award, the delivery of cash or Scheme Shares pursuant to an Award, or upon the sale of Scheme Shares acquired pursuant to an Award.

5.7 The Committee may establish future plans for the benefit of employees located in particular jurisdictions based on the Plan but modified to the extent necessary or desirable to take account of tax, securities and exchange control laws and regulations of such jurisdiction, provided that such plans must operate within the limit specified in Rule 4 above.

6.   Duration of Plan

   No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards granted before the tenth anniversary of the Effective Date may extend beyond that date.

7.   Terms and Conditions of RSUs

7.1 RSUs granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

   7.1.1 Time of grant of RSUs. No RSUs shall be granted over Scheme Shares the Market Value of which would be determined by reference to a dealing day or days within a period prescribed by the Company's code on insider dealing, nor may RSUs be granted within such period, but they may be granted at any other time.

   7.1.2 Grant of RSUs. There shall be no monetary consideration for the grant of RSUs under the Plan, and accordingly any such RSUs shall be granted by deed. In granting any RSUs, the Committee may in its discretion impose any objective conditions and limitations on the RSUs, provided that such objective conditions and limitations shall be set out in the Award agreement.

   7.1.3 Transfer of Scheme Shares. Except as otherwise provided in the Plan or in an Award agreement, the Scheme Shares subject to RSUs shall be transferred to an Awardholder at the time(s) and in the circumstances set out in the Award agreement. No Awardholder shall have any rights to dividends or other rights of a shareholder with respect to Scheme Shares subject to an RSU until the Scheme Shares in question have been registered in his name (or the name of his nominees) in the Company's register of shareholders and, if applicable, the Awardholder has satisfied any other conditions imposed by the Committee pursuant to the Plan.

8.   Cash Equivalent

8.1 Before Scheme Shares are transferred to an Awardholder under his RSUs, the Committee may determine that, in substitution for the Awardholder receiving such number of the Scheme Shares subject to RSUs as the Committee may decide (but in full and final satisfaction of that number of RSUs), the Awardholder shall be paid a sum equal to the cash equivalent of that number of Scheme Shares.

8.2 For the purposes of this Rule, the cash equivalent of any Scheme Shares is their Market Value on the dealing day immediately preceding the date on which the Scheme Shares are due to be transferred to the Awardholder.

8.3 Subject to Rule 8.4 below, as soon as reasonably practicable after a determination has been made under Rule 8.1 above that an Awardholder shall be paid a sum in substitution for receiving any number of Scheme Shares, the Company shall pay to him or procure the payment to him of that sum in cash.

8.4  If the Committee in its discretion so decides:

   8.4.1 the whole or part of the sum payable under Rule 8.3 above shall, instead of being paid to the Awardholder in question in cash, be applied on his behalf in subscribing for Scheme Shares in the Company at a price equal to their Market Value by reference to which the cash equivalent is calculated, or in purchasing Scheme Shares, or partly in one way and partly in the other; and

   8.4.2 the Company shall allot to him (or a nominee for him) or procure the transfer to him (or a nominee for him) of the Scheme Shares so subscribed for or purchased.

8.5 There shall be made from any payment under this Rule such deductions (on account of tax or similar liabilities) as may be required by law or as the Committee may reasonably consider to be necessary or desirable.

9.   Terms and Conditions of Share Appreciation Rights

9.1 SARs granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

   9.1.1 Time of grant of SARs. No SARs shall be granted in relation to Scheme Shares the Market Value of which would be determined by reference to a dealing day or days within a period prescribed by the Company's code on insider dealing, nor may SARs be granted within such period, but they may be granted at any other time.

   9.1.2 Grant of SARs. There shall be no monetary consideration for the grant of SARs under the Plan, and accordingly any such SARs shall be granted by deed. In granting any SARs, the Committee may in its discretion impose any objective conditions and limitations on the SARs, provided that such objective conditions and limitations shall be set out in the Award agreement.

   9.1.3 Exercise of SARs. The exercise price per Scheme Share under SARs shall be the Market Value of an Ordinary Share or American Depositary Share, as applicable, on the Award Date. Each SAR shall entitle an Awardholder upon exercise to a payment from the Company of an amount equal to (i) the excess of (A) the Market Value on the exercise date of one Scheme Share over (B) the exercise price per Scheme Share, times (ii) the number of Scheme Shares covered by the SAR. The date a notice of exercise is received by the Company shall be the exercise date. Payment by the Company shall be made in Scheme Shares or in cash, or partly in Scheme

       Shares and partly in cash (any such Scheme Shares valued at such Market Value), all as shall be determined by the Committee. SARs may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Scheme Shares with respect to which the SAR is being exercised. No fractional Scheme Shares will be issued in payment for SARs and all fractional entitlements will be aggregated and rounded downward to the next whole Scheme Share.

10.   Other Share-Based Awards

   The Committee, in its sole discretion, may grant Awards of Scheme Shares, Awards of restricted Scheme Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Market Value of, Scheme Shares ("Other Share-Based Awards"). Such Other Share-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Scheme Shares (or the equivalent cash value of such Scheme Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Share-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine: (i) to whom and when the Other Share-Based Awards will be made; (ii) the number of Scheme Shares to be awarded under (or otherwise in relation to) such Other Share-Based Awards; (iii) whether such Other Share-Based Awards shall be settled in cash, Scheme Shares or a combination of cash and Scheme Shares; and (iv) all other terms and conditions of such Other Share-Based Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Scheme Shares so awarded and issued shall be fully paid and non-assessable).

11.   Variation of Capital

11.1 In the event of any variation of the share capital of the Company or in the care of a demerger, special dividend or other event which, in the opinion of the Committee, would affect the share price to a material extent, then the Committee may make such adjustments as it considers appropriate.

11.2 An adjustment shall be to one or more of the following:

   (a) the number of Scheme Shares comprised in an Award;

   (b) the price (if any) at which Scheme Shares may be acquired pursuant to an Award;

   (c) where any Award has been exercised but no Scheme Shares have been allotted or transferred pursuant to such exercise, the number of Scheme Shares which may be so allotted or transferred and the price (if any) at which they may be acquired.

11.3 An adjustment may have the effect of reducing the price at which Scheme Shares may be subscribed for to less than the nominal value of such Scheme Shares, but only if and to the extent that the Committee shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Scheme Shares exceeds the price (if any) at which the Scheme Shares may be subscribed for and to apply that sum in paying up such amount on the Scheme Shares; and so that on the allotment of Scheme Shares in respect of which such a reduction shall have been made the Board shall capitalise that sum (if any) and apply it in paying up that amount.

12.   Change In Control

12.1 Takeover. If an Acquiring Person obtains Control of the Company as a result of making a Takeover Offer, the Committee shall as soon as practicable thereafter notify every Awardholder accordingly.

   12.1.1 RSUs. The Company will, except to the extent expressly provided otherwise in the Award Agreement, transfer or procure the transfer of Scheme Shares to the holders of RSUs (or make a cash payment to the Awardholder in accordance with Rule 8), within one month of making the notification mentioned in Rule 12.1 above, following which period, all RSUs will lapse.

   12.1.2 SARs. Each SAR Awardholder may, except to the extent expressly provided otherwise in the Award agreement and also subject to Rule
          12.3 below, within six months of the making by the Company of the notification mentioned in Rule 12.1 above and, notwithstanding that the exercise period specified in the Award agreement has not commenced, exercise his SAR at any time or from time to time in whole or in part. To the extent that SARs which have become exercisable pursuant to Rule 12.1 have not been exercised within six months of the making by the Company of the notification mentioned in Rule 12.1 above, they shall thereupon lapse.


12.2 Compromise. If, under Section 425 of the Companies Act 1985, a Compromise between the Company and its members is proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Company shall give notice thereof to all Awardholders on the same date as it dispatches the notice which is sent to each member of the Company summoning the meeting to consider such a Compromise and thereupon:

   12.2.1 the Company will, except to the extent expressly provided otherwise in the Award agreement, transfer or procure the transfer of Scheme Shares to the holders of RSUs (or make a cash payment to the Awardholder in accordance with Rule 8), as soon as practicable following the Court sanctioning the Compromise, following which period, all RSUs will lapse; and

   12.2.2 each SAR Awardholder may, except to the extent expressly provided otherwise in the Award agreement, notwithstanding that the exercise period specified in the Award agreement has not commenced, exercise his SARs until the expiry of the period commencing with the date of the notification mentioned in Rule
          12.2 above and ending with the earlier of the date six months thereafter and the date on which such Compromise is sanctioned by the Court, but the exercise of SARs as aforesaid shall be conditional upon such Compromise being sanctioned by the Court and becoming effective. Upon such Compromise becoming effective all SARs to the extent unexercised shall lapse.


12.3 Section 429 Notice. If any person (either alone or together with any person acting in concert with him) as a result of making a general offer to acquire the whole of the issued Ordinary Shares of the Company or that part of the issued Ordinary Share capital not already owned by him (or by any person acting in concert with him) becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985 all RSUs, to the extent unsatisfied, and all SARs, to the extent unexercised, shall lapse one month after such person became so bound or entitled.

12.4 For the avoidance of doubt, Awardholders of Other Share-Based Awards may, in the circumstances described in Rules 12.1 and 12.2 above, exercise their other Share-Based Awards according to the terms of their Award Agreements.

12.5 In this Rule 12, any references to Awardholders includes the personal representatives of any Awardholder who has died prior to his Award being exercised or satisfied.

13.   No Right to Employment or Awards

   The rights and obligations of any individual under the terms of his office or employment with any member of the Group shall not be affected by his participation in this Plan or any right which he may have to participate therein. An individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under any Award under this Plan as a result of such termination.

14.   Nontransferability of Awards

   Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Eligible Employee (and if so transferred shall immediately lapse) other than by will or by the laws of descent and distribution.

15.   Administration and Amendment

15.1 The Plan shall be subject to the administration of the Committee whose decision (save as otherwise provided herein) shall be final and binding on all parties. The Committee may at any time resolve to terminate the operation of the Plan and in such event no further Awards will be granted, but the provisions of the Plan shall remain in force in relation to Awards granted and remaining exercisable or potentially exercisable hereunder.

15.2 Subject to the remaining provisions of this Rule 15, the Committee may at any time and from time to time alter or add to the Plan in any respect.

15.3 No alteration or addition to the advantage of Awardholders shall be made without the prior approval by ordinary resolution of the members of the Company in general meeting provided that the prior approval of the members of the Company is not required for any minor alteration or addition to:

   (a)  benefit the administration of the Plan, or

   (b) maintain favourable tax, exchange control or regulatory treatment of Awardholders or any member of the Group, or solely relating to any conditions imposed on an Award.

15.4 No material alteration or addition to the disadvantage of any Awardholder shall be made unless:

   (a) the Committee shall have invited every such Awardholder to give an indication as to whether or not he approves the alteration or addition, and

   (b) the alteration or addition is approved by a majority of those Awardholders who have given such an indication.

15.5 As soon as reasonably practicable after making any alteration or addition, the Committee shall give notice in writing to any holder of an Award affected thereby.

15.6 This Plan and all Awards granted under it shall be governed by and construed in accordance with the law of England and Wales.

16.   Effectiveness of the Plan

   The Plan shall be effective as of the Effective Date, subject to the approval of the shareholders of the Company

                                                                      APPENDIX B

                           DANKA BUSINESS SYSTEMS PLC

                     DRAFT/AMENDMENT NO. 1 TO THE RULES OF
                        THE DANKA 1999 SHARE OPTION PLAN

   These amendments to the Danka 1999 Share Option Plan (the "Plan") were approved by ordinary resolution of the shareholders of Danka Business Systems PLC (the "Company") at the Company's Annual General Meeting on 9 October 2001 and were made by resolution of Company's Human Resources Committee (the
"Committee") effective       , 2001 pursuant to the powers conferred on the
Committee by Rule 10.2 of Part A of the Plan and Rule 9.2 of Part B of the
Plan.

   Words and expressions defined in the Plan have the same meanings in this amendment.

     1. The total number of shares in the Company which may be issued under the Plan whether in the form of American Depositary Shares or Ordinary Shares shall not exceed the equivalent of 32,000,000 Ordinary Shares and the references to "12,000,000 Ordinary Shares" in Rule 6.1 of Part A of the Plan and Rule 6.1 of Part B of the Plan are replaced by references to "32,000,000 Ordinary Shares".

     2. Rule 6.2 of Part A of the Plan and Rule 6.2 of Part B of the Plan are deleted.

     3. In all other respects, the provisions of the Plan remain in full force and effect.

   Signed this    day of October 2001.


                                          _____________________________________
                                               (Chairman--Human Resources
                                                       Committee)

                           DANKA BUSINESS SYSTEMS PLC

                       Annual General Meeting--Proxy Form

                             Ordinary Shareholders

I/We: (full name(s) in block capital letters please) ___________________________ of (address) ___________________________________________________________________
________________________________________________________________________________
being (a) member(s) of the above-mentioned Company, hereby appoint the Chairman
of the Annual General Meeting/or                       as my/our proxy to vote
for me/us on my/our behalf at the Annual General Meeting of Danka Business Systems PLC ("Danka") to be held at the Grosvenor House Hotel, Park Lane, London, W1K 7TN at 11 a.m. London time on 9 October 2001 and at any adjournment thereof. Unless otherwise instructed, the proxy may vote as he thinks fit or abstain from voting in respect of any other business (including amendments to resolutions) which may properly come before the Annual General Meeting. I/We request such proxy to vote on the following resolutions as indicated below:

Please indicate with an "X"
in the appropriate box how
you wish the proxy to vote.
In the absence of any
instruction, the proxy will
vote or abstain as he
thinks fit.

                                                                    For Against
              -----------------------------------------------------------------
           1. To re-elect P. Lang Lowrey III as a director
              -----------------------------------------------------------------
           2. To re-elect Michael B. Gifford as a director
              -----------------------------------------------------------------
           3. To re-appoint the auditors and authorise the Board
              of Directors to fix their remuneration
              -----------------------------------------------------------------
           4. To authorise the Board of Directors to allot
              securities up to an aggregate nominal amount of
              (Pounds)843,194
              -----------------------------------------------------------------
           5. To empower the Board of Directors to allot
              securities, subject to certain limitations, without
              providing certain pre-emptive rights
              -----------------------------------------------------------------
           6. To approve amendments to Danka's Articles of
              Association
              -----------------------------------------------------------------
           7. To approve an amendment to Danka's Articles of
              Association to increase the limit on non-executive
              directors' fees
              -----------------------------------------------------------------
           8. To approve amendments to the Danka 1999 Share Option
              Plan
              -----------------------------------------------------------------
           9. To approve the Danka 2001 Long Term Incentive Plan

--------
Dated: ____________________________________________________________________ 2001

Signed: ________________________________________________________________________

Notes:
1. To be effective this form must be deposited with Danka's Registrars, Computershare Services PLC, PO Box 1075, Bristol BS99 3FA not later than 11 a.m. London time on 7 October 2001, together with any power of attorney or other authority (if any) under which it is signed or a notarially certified copy thereof or a copy certified in accordance with the Powers of Attorney Act 1971.
2. Members who are not resident in the United Kingdom will need to attach appropriate postage to the reverse of this card in order to ensure that their form is received in time.
3. Where the member is a corporation, this form must be executed under seal or by an officer or attorney duly authorised by the corporation.
4. In the case of joint holders, any of them can sign and submit a proxy form but where more than one joint holder does so, the form submitted by the senior will be accepted to the exclusion of the others, seniority being determined for these purposes by the order in which the names stand on the Register in respect of each share.
5. A member may appoint one or more proxy(ies) of his own choice in which case the words "the Chairman of the Annual General Meeting/or" should be deleted, and the name(s) of the person(s) appointed as proxy(ies) should be inserted in the space provided. A proxy need not be a member of Danka.
6. Deposit of an instrument of proxy does not preclude a member from attending and voting in person at the meeting or any adjournment thereof.

                           DANKA BUSINESS SYSTEMS PLC

                       Annual General Meeting--Proxy Form

              6.50% Senior Convertible Participating Shareholders

I/We: (full name(s) in block capital letters please) ___________________________ of (address) ___________________________________________________________________
________________________________________________________________________________
being (a) member(s) of the above-mentioned Company, hereby appoint the Chairman
of the Annual General Meeting/or                       as my/our proxy to vote
for me/us on my/our behalf at the Annual General Meeting of Danka Business Systems PLC ("Danka") to be held at the Grosvenor House Hotel, Park Lane, London, W1K 7TN at 11 a.m. London time on 9 October 2001 and at any adjournment thereof. Unless otherwise instructed, the proxy may vote as he thinks fit or abstain from voting in respect of any other business (including amendments to resolutions) which may properly come before the Annual General Meeting. I/We request such proxy to vote on the following resolutions as indicated below:

Please indicate with an "X"
in the appropriate box how
you wish the proxy to vote.
In the absence of any
instruction, the proxy will
vote or abstain as he
thinks fit.

                                                                    For Against
              -----------------------------------------------------------------
           1. To re-elect P. Lang Lowrey III as a director
              -----------------------------------------------------------------
           2. To re-elect Michael B. Gifford as a director
              -----------------------------------------------------------------
           3. To re-appoint the auditors and authorise the Board
              of Directors to fix their remuneration
              -----------------------------------------------------------------
           4. To authorise the Board of Directors to allot
              securities up to an aggregate nominal amount of
              (Pounds)843,194
              -----------------------------------------------------------------
           5. To empower the Board of Directors to allot
              securities, subject to certain limitations, without
              providing certain pre-emptive rights
              -----------------------------------------------------------------
           6. To approve amendments to Danka's Articles of
              Association
              -----------------------------------------------------------------
           7. To approve an amendment to Danka's Articles of
              Association to increase the limit on non-executive
              directors' fees
              -----------------------------------------------------------------
           8. To approve amendments to the Danka 1999 Share Option
              Plan
              -----------------------------------------------------------------
           9. To approve the Danka 2001 Long Term Incentive Plan

--------
Dated: ____________________________________________________________________ 2001

Signed: ________________________________________________________________________

Notes:
1. To be effective this form must be deposited with Danka at its registered office, 107 Hammersmith Road, London W14 0QH not later than 11 a.m. London time on 7 October 2001, together with any power of attorney or other authority (if any) under which it is signed or a notarially certified copy thereof or a copy certified in accordance with the Powers of Attorney Act 1971.
2. Where the member is a corporation, this form must be executed under seal or by an officer or attorney duly authorised by the corporation.
3. In the case of joint holders, any of them can sign and submit a proxy form but where more than one joint holder does so, the form submitted by the senior will be accepted to the exclusion of the others, seniority being determined for these purposes by the order in which the names stand on the Register in respect of each share.
4. A member may appoint one or more proxy(ies) of his own choice in which case the words "the Chairman of the Annual General Meeting/or" should be deleted, and the name(s) of the person(s) appointed as proxy(ies) should be inserted in the space provided. A proxy need not be a member of Danka.
5. Deposit of an instrument of proxy does not preclude a member from attending and voting in person at the meeting or any adjournment thereof.

                          DANKA BUSINESS SYSTEMS PLC

              Instructions to THE BANK OF NEW YORK, as Depositary

     (Must be received by 5:00 P.M. Eastern Time on October 2, 2001)


   The undersigned Owner of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the Deposited Securities represented by such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on September 7, 2001 at the Annual General Meeting of Danka Business Systems PLC to be held in London, England, on October 9, 2001 in respect of the resolutions specified in the Notice of the Extraordinary General Meeting.


NOTE:

  Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions. If the Depositary does not receive instructions from the Owner of American Depositary Receipts, the Depositary shall give discretionary proxy for the shares evidenced by such Receipt to a person designated by the Issuer.

                                          DANKA BUSINESS SYSTEMS
                                          P.O. BOX 11484
                                          NEW YORK, N.Y. 10203-0484

                                 (Continued and to be dated and signed on the reverse side.)
  [Reverse]

                           Resolutions                             For  Against
-------------------------------------------------------------------------------
   1. To re-elect P. Lang Lowrey III as a director
-------------------------------------------------------------------------------
   2. To re-elect Michael B. Gifford as a director
-------------------------------------------------------------------------------
   3. To re-appoint the auditors and authorise the Board of
      Directors to fix their remuneration
-------------------------------------------------------------------------------
   4. To authorise the Board of Directors to allot securities up to an aggregate nominal amount of (Pounds)843,194
-------------------------------------------------------------------------------
   5. To empower the Board of Directors to allot securities,
      subject to certain limitations, without providing certain
      pre-emptive rights
-------------------------------------------------------------------------------
   6. To approve amendments to Danka's Articles of Association
-------------------------------------------------------------------------------
   7. To approve an amendment to Danka's Articles of Association to increase the limit on non-executive directors' fees
-------------------------------------------------------------------------------
   8. To approve amendments to the Danka 1999 Share Option Plan
-------------------------------------------------------------------------------
   9. To approve the Danka 2001 Long Term Incentive Plan

           Mark box at right if an address change or comment has been noted [_]
                                              on the reverse side of this card.

                                          The Voting Instructions must be
                                          signed by the person in whose name
                                          the relevant Receipt is registered
                                          on the books of the Depositary. In
                                          the case of a Corporation, the
                                          Voting Instructions must be executed
                                          by a duly authorized Officer or
                                          Attorney. In the case of joint
                                          holders, the signature of any one
                                          will suffice.

                                          Dated ________________________ , 2001

                                          _____________________________________
                                                        Signature
                                          Votes MUST be indicated (x) in black
                                                      or blue ink.

 Please mark, sign, date and return the voting instruction card promptly using the enclosed envelope.